As filed with the Securities and Exchange Commission on February 18, 2010
Registration No. 333-107705/811-4420
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
          PRE-EFFECTIVE AMENDMENT NO.    (  )
POST-EFFECTIVE AMENDMENT NO. 13     (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 96       (X)
(Check appropriate box or boxes)

WRL SERIES LIFE ACCOUNT
(Exact Name of Registrant)

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
(Name of Depositor)
570 Carillon Parkway
St. Petersburg, FL  33716
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code:
(727) 299-1800

Arthur D. Woods, Esq.
Vice President and Senior Counsel
Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St. Petersburg, FL  33716
(Name and Address of Agent for Service)

Copy to:
Mary Jane Wilson-Bilik, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

       immediately upon filing pursuant to paragraph (b)
  _   on (Date), pursuant to paragraph (b)
    60 days after filing pursuant to paragraph (a)(1)
__X_ on May 1, 2010, pursuant to paragraph (a)(1)

If appropriate, check the following box:

  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S
May 1, 2010

WRL XCELERATORSM
WRL XCELERATOR FOCUSSM
WRL XCELERATOR EXECSM

issued through
WRL Series Life Account
by
Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St. Petersburg, Florida 33716

Direct electronic, telephonic and facsimile transactions to the
Administrative Office:
(727) 299-1800 or 1-800-851-9777
Facsimile: 1-727-299-1648 (interfund transactions only)
1-727-299-1620 (all other requests)
www.westernreserve.com

Send All Claims Forms to the Administrative Office at:
P.O. Box 9008
Clearwater, FL 33758-9008

Send all payments made by check, and all other correspondence and notices to the Mailing Address:
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL XceleratorSM,  WRL Xcelerator FocusSM, and WRL Xcelerator ExecSM, each a flexible premium variable life insurance policy (the “Policy” or the “Policies”).  You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust  – Initial Class (“Series Trust”), the Fidelity Variable Insurance Products Funds – Service Class 2 (“Fidelity VIP Fund”),  the ProFunds, the Access One Trust (“Access Trust"), the AllianceBernstein Variable Products Series Fund, Inc. (“AllianceBernstein”), and the Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton”) (collectively, the “funds”).  Please refer to the next page of this prospectus for the list of portfolios available to you under this Policy.

Investing in the Policies’ Separate Account involves risk, including possible loss of premiums.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus.  Certain portfolios may not be available in all states.  Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

PORTFOLIOS AVAILABLE UNDER YOUR POLICY
Transamerica Series Trust:	Transamerica Series Trust (cont.):	ProFunds (cont.):
➢ Transamerica AEGON High Yield Bond VP* ➢ Transamerica Asset Allocation – Conservative VP*	➢ Transamerica JPMorgan Enhanced Index VP	➢ ProFund VP NASDAQ-100
➢ Transamerica Asset Allocation – Growth VP*	➢ Transamerica JPMorgan Mid Cap Value VP*	➢ ProFund VP Oil & Gas ➢ ProFund VP Pharmaceuticals
➢ Transamerica Asset Allocation – Moderate Growth VP*	➢ Transamerica Jennison Growth VP	➢ ProFund VP Precious Metals
➢ Transamerica Asset Allocation – Moderate VP*	➢ Transamerica MFS International Equity	➢ ProFund VP Short Emerging Markets
➢ Transamerica Balanced VP	➢ Transamerica Money Market VP	➢ ProFund VP Short International
➢ Transamerica BlackRock Large Cap Value VP	➢ Transamerica PIMCO Total Return VP	➢ ProFund VP Short NASDAQ-100
➢ Transamerica Clarion Global Real Estate Securities VP	➢ Transamerica Small/Mid Cap Value VP	➢ ProFund VP Short Small-Cap
➢ Transamerica Convertible Securities VP	➢ Transamerica T. Rowe Price Small Cap VP	➢ ProFund VP Small-Cap
➢ Transamerica Diversified Equity VP*	➢ Transamerica Third Avenue Value VP	➢ ProFund VP Small-Cap Value
➢ Transamerica Efficient Markets VP	➢ Transamerica U.S. Government Securities VP	➢ ProFund VP Telecommunications
➢ Transamerica Focus VP*	➢ Transamerica Van Kampen Large Cap Core VP	➢ ProFund VP UltraSmall-Cap
➢ Transamerica Federated Market Opportunity VP	➢ Transamerica Van Kampen Mid-Cap Growth VP	➢ ProFund VP U.S. Government Plus
➢ Transamerica Foxhall Global Conservative VP*	➢ Transamerica WMC Diversified Growth VP	➢ ProFund VP Utilities
➢ Transamerica Foxhall Emerging Markets/Pacific Rim VP*	ProFunds:	Access One Trust:
➢ Transamerica Foxhall Global Growth VP*	➢ ProFund VP Asia 30	➢ Access VP High Yield Fund
➢ Transamerica Foxhall Hard Asset VP*	➢ ProFund VP Basic Materials	AllianceBernstein Variable Products Series Fund, Inc.:
➢ Transamerica Growth Opportunities VP	➢ ProFund VP Bull	➢ Alliance Bernstein Balanced Wealth Strategy Portfolio
➢ Transamerica Hanlon Balanced VP*	➢ ProFund VP Consumer Services
➢ Transamerica Hanlon Growth VP*	➢ ProFund VP Emerging Markets	Franklin Templeton Variable Insurance Products Trust:
➢ Transamerica Hanlon Growth and Income VP*	➢ ProFund VP Europe 30	➢ Franklin Templeton VIP Founding Funds Allocation Fund
➢ Transamerica Hanlon Managed Income VP*	➢ ProFund VP Falling U.S. Dollar
➢ Transamerica Index 50 VP	➢ ProFund VP Financials	Fidelity Variable Insurance Products:
➢ Transamerica Index 75 VP	➢ ProFund VP International	➢ Fidelity VIP Index 500 Portfolio
➢ Transamerica International Moderate Growth VP*	➢ ProFund VP Japan
➢ Transamerica JP Morgan Core Bond VP	➢ ProFund VP Mid-Cap
➢ ProFund VP Money Market

* Please see the footnote for this portfolio in the section entitled “Western Reserve, the Separate Account, the Fixed Account and the Portfolios” in this prospectus.

Table of Contents

Policy Benefits/Risks Summary
The Policy in General
Flexible Premiums
Variable Death Benefit
    Cash Value……………………………………………………………………………………                                                                                                                                                     …………………..
Investment Options                                        ………………………………………………………………………………………………
Tax Benefits                              ………………………………………………………………………………………………………..
Long-Term Financial Planning                                                   ………………………………………………………………………………..........
  Risk of an Increase in Current Fees and Expenses………..………………………………………………….............
  Investment Risks……………………………………………………………………………………………………..
  Risks of Managing General Account Assets…………………………………………………………………………
  Premium Payments……………………………………………………………………………………………………
  Lapse………………………………………………………………………………………………………………….
  Withdrawals and Loans………………………………………………………………………………………………
  Tax Risks…………………………………………………………………………………………………………….
  Portfolio Risks……………………………………………………………………………………………………….
Fee Tables
Range of Expenses for the Portfolios
Portfolio Risks
Fee Tables (For Policies Applied For On Or After October 30, 2008)
Fee Tables (For Policies Applied For Before October 30, 2008 and Issued Before January 1, 2009)
Range of Expenses for the Portfolios
Western Reserve, the Separate Account, the Fixed Account and the Portfolios
Western Reserve
The Separate Account
The Fixed Account
    The Portfolios
Selection of Underlying Portfolios
Addition, Deletion, or Substitution of Portfolios
Your Right to Vote Portfolio Shares
Charges and Deductions
Premium Expense Charge
Monthly Deductions
Mortality and Expense Risk Charge
Surrender Charge
Decrease Charge
Transfer Charge……………………………………………………………………………………………..………...
Loan Interest Spread
Cash Withdrawal Charge
Taxes
Rider Charges
Portfolio Expenses
Revenue We Receive
The Policy
Ownership Rights
Modifying the Policy
Purchasing a Policy
Tax-Free "Section 1035" Exchanges
When Insurance Coverage Takes Effect
Backdating a Policy
Policy Changes After Age 100
Policy Features
Premiums
Allocating Premiums
Premium Flexibility
Planned Periodic Payments
Minimum Monthly Guarantee Premium
Premium Limitations

Making Premium Payments
Transfers
General
Disruptive Trading and Market Timing
Fixed Account Transfers
Conversion Rights
Dollar Cost Averaging
Asset Rebalancing Program
Third Party Asset Allocation Services
Policy Values
Cash Value
Net Surrender Value
Subaccount Value
Subaccount Unit Value
Fixed Account Value
Death Benefit
Death Benefit Proceeds
Death Benefit
Death Benefit After Age 100
Effect of Cash Withdrawals on the Death Benefit
Effect of Inflation Fighter Rider on the Death Benefit
Choosing Death Benefit Options
Changing the Death Benefit Option
Increasing/Decreasing the Specified Amount
Payment Options
Surrenders and Cash Withdrawals
Surrenders
Cash Withdrawals
Canceling a Policy
Loans……...
General
Interest Rate Charged
Loan Reserve Account Interest Rate Credited
Effect of Policy Loans
Policy Lapse and Reinstatement
Lapse
No Lapse Period Guarantee
Reinstatement
Extension of No Lapse Guarantee
Federal Income Tax Considerations
Tax Status of the Policy
Tax Treatment of Policy Benefits
Other Policy Information
Settlement Options
Retained Asset Accounts
Payments We Make
Split Dollar Arrangements
Policy Termination
Assignment of the Policy
Supplemental Benefits (Riders)
Children's Insurance Rider
Accidental Death Benefit Rider
Other Insured Rider
Disability Waiver of Monthly Deductions Rider
Disability Waiver of Premium Rider
Primary Insured Rider Plus ("PIR Plus")
Living Benefit Rider (an Accelerated Death Benefit)
Inflation Fighter Rider
Additional Information
Sale of the Policies
Legal Proceedings
Financial Statements

Table of Contents of the Statement of Additional Information
Glossary
For Policies Applied For On Or After October 30, 2008:
Appendix A-1 -- Surrender Charge Per Thousand of Specified Amount Layer (Based on the gender and rate class of the insured)
Appendix B-1 -- Monthly Per Unit Charges (Rate Per Thousand)
Appendix C-1 -- Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables
Appendix D-1 -- Illustrations
For Policies Applied For Before October 30, 2008 and Issued Before January 1, 2009:
Appendix A-2 -- Surrender Charge Per Thousand of Specified Amount Layer (Based on the gender and rate class of the insured)
Appendix B-2 -- Monthly Per Unit Charges (Rate Per Thousand)
Appendix C-2 -- Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables
Appendix D -- Illustrations
Prospectus Back Cover
Personalized Illustrations of Policy Benefits
Inquiries

                                     WRL XceleratorSM
Policy Benefits/Risks Summary                                                                           WRL Xcelerator FocusSM & WRL Xcelerator ExecSM

This summary describes your Policy’s important benefits and risks.  More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”).  For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•
The WRL Xcelerator is an individual flexible premium variable life insurance policy, which gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of cash value.

• Three variations of the Policy are available:
WRL Xcelerator Policy (the “Base Policy”) – the basic version of the Policy that is available to individuals;
WRL Xcelerator Focus Policy (the “Focus Policy”) – the monthly per unit charges are lower, but investment options are restricted and the minimum no lapse period is shorter, than under the Base Policy.  This Policy is available to individuals;

WRL Xcelerator Exec Policy (the “Exec Policy”) – only available for group or sponsored arrangements; different minimum specified amount, issue ages, banding, and rates for certain charges, than under the Base and Focus Policies; no surrender or withdrawal charges; no minimum no lapse period; more withdrawals permitted per Policy year.

•
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you.  You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time.  You should consider this Policy in conjunction with other insurance that you own.

•
The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals).  Because returns are not guaranteed, the Policy is not suitable as a short-term investment savings vehicle.

•
There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge during the first 8 Policy years and for 8 years from the date of any increase in the specified amount. (Base and Focus Policies)  The surrender charge may be significant and federal incomes taxes and a penalty may apply.

•
You may place your money in the fixed account where it earns an interest rate (at least 2% annual interest) declared in adsvance for a specified period, or in any of the subaccounts of the Separate Account which are described in this prospectus.  The fixed account is not available to you if your Policy was issued in the State of New Jersey before January 1, 2009.

•
Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy’s cash value as part of the monthly deductions.  These riders may not be available in all states or with the Exec Policy.

•
Your Policy (Base Policy and Focus Policy only) has a No Lapse Guarantee which means your Policy will remain in force and no grace period will begin until the no lapse date shown on your Policy schedule page, even if your net surrender value is too low to pay the monthly deductions, as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.  The No Lapse Guarantee is discussed in more detail in “Policy Lapse and Reinstatement.”

•
We offer three (3) bands of coverage under the Base Policy, two (2) bands under the Focus Policy, and four (4) bands under the Exec Policy depending on the initial specified amount of insurance you have selected and any adjustments to the specified amount after issue:

Base Policy                                                        Focus Policy                                                           Exec Policy

Band 1: $50,000 - $499,999                                                Band 1 not available                                                      Band 1: $100,000 - $249,999

Band 2: $500,000 - $999,999                                              Band 2:   $500,000 - $999,999                                        Band 2: $250,000 - $499,999

Band 3: $1,000,000 or more                                                Band 3:  $1,000,000 or more                                         Band 3: $500,000 - $999,999

                                                                                        Band 4: $1,000,000 or more

•
You may increase the specified amount once a Policy year on any Monthiversary.  After the third Policy year, you may change the death benefit option and decrease the specified amount once a year, but you may not increase and decrease the specified amount in the same Policy year.  Until the later of the end of the surrender charge period or attained age 65, we may limit the amount of any decrease to no more than 20% of the current specified amount. (For Exec Policies, we will also allow a one-time decrease of 50% at any point after the seventh Policy year). The new specified amount cannot be less than the minimum specified amount as shown in your Policy.  You may increase the specified amount on any Monthiversary before the insured’s 86th birthday.  You may change the death benefit option on any Monthiversary before the insured reaches attained age 95.  Changes are not allowed after the insured reaches age 95.  Please note: Changes in specified amount will trigger changes in your cost of insurance charges, monthly per unit charge, your guideline premium or cash value accumulation life insurance compliance test, your minimum monthly guarantee premium (Base and Focus Policies), may affect your ability to maintain the no lapse guarantee (Base and Focus Policies), and may have adverse tax consequences.  Any charges associated with an increase or decrease in your specified amount will be based on the same C.S.O. Table that was in effect when your Policy was issued. The amount of your decrease may be limited.  For further details, please see “Death Benefits – Increasing/Decreasing the Specified Amount.”

•	You may cancel your Policy within ten 10) days (or longer in some states) after you receive it, and receive a refund. Please refer to “Canceling a Policy” for more details.

Flexibility

The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:
•	Choose the timing, amount and frequency of premium payments.

•	Change the Death Benefit Option

•	Increase or decrease the Policy’s insurnace coverage.

•	Change the beneficiary.

•	You can allocate cash value among the variable and fixed account investment options available under the Policy without paying any current income tax.

Variable Death Benefit

If the insured dies while your Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the terms of your Policy.  The amount of the death benefit generally depends on the specified amount of insurance that you select, your Policy’s cash value, and any additional insurance provided by riders that you purchase.

Choices Among Death Benefit Options.  If you have a Base or Focus Policy, you may select Option A, B or C.  If you have an Exec Policy, you must chose Option A or B; Option C is not available for Exec policies.  Each Option is described below:

	Option A is the greatest of:
	>	the current specified amount; or
	>	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

	Option B is the greatest of:
	>	the current specified amount, plus the Policy's cash value on the date of the insured's death; or
	>	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever you have selected; or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

	Option C is the greatest of:
	>	the amount payable under Option A; or
	>	the current specified amount, multiplied by an age-based "factor" , plus the Policy's cash value on the date of the insured's death; or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

You may choose between two federal income tax compliance tests for life insurance policies to calculate the minimum death benefit:
•	Cash Value Accumulation Test –generally does not limit the amount of premiums you can pay on your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the minimum death benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired death benefit.  Note:  You may not change tests.  Further information regarding the death benefit options and the federal income tax compliance tests is included in the section below entitled “Death Benefit.”  Note: You should consult your tax advisor when choosing the tax test.

Cash Value

Cash value is the value of your Policy on any business day.  It is not guaranteed – it depends on the performance of the investment options that you have chosen, the timing and the amount of premium payments you’ve made, Policy charges, and how much you’ve borrowed or withdrawn from the Policy.

You can access your cash value in several ways:

•
Withdrawals – you can withdraw part of your Policy’s cash value once each year after the first Policy year for the Base and Focus Policies, twelve times per year for Exec Policies.  Withdrawals are described in more detail in “Surrenders and Cash Withdrawals – Cash Withdrawals.”

•	Loans – you can take out a loan from us using your Policy’s cash value as security. Loans and loan interest rates are described in “Loans.”

•
Surrender – You can surrender or cash in your Policy for its net surrender value while the insured is alive.  Surrenders are described in more detail in the section entitled “Surrenders and Cash Withdrawals – Surrenders.”  You may pay a substantial surrender charge.

Investment Options

You can choose to allocate your net premiums and cash value among a selection of variable investment options, each of which invests in a corresponding portfolio of various underlying funds.  Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.  In some cases, we may llimit your transfer activity in order to deter disruptive trading and market timing. You can transfercash value among investment options during the life of your Policy. You can reallocate cash value among the variable and fixed account investment options available under the Policy without paying any current income tax.  We charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.  For more details, please refer to the section entitled “Transfers.”

Tax Benefits

We intend the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludable from the taxable income of the beneficiary.  You also will generally not be taxed on any part of your Policy’s Cash Value unless you remove it.  Please see “Federal Income Tax Considerations” for a discussion regarding tax issues to consider when owning a life insurance policy.

Risks of Your Policy

Long-term Financial Planning

Your Policy is designed to help meet long-term financial objectives by paying a death benefit to Fmily members and other named beneficiaries.  It is not suitable as a short-term savings vehicle.  It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs.  You may pay substantial charges if you surrender your Policy.  See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease.  Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value.  During times of poor investment performance, this deduction will have an even greater impact on your cash value.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

Risks of Managing General Account Assets

In addition to your fixed account allocations, general account assets are used to support the payment of the death benefit under the Policies.  To the extent that Western Reserve is required to pay you amounts in addition to your Policy value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk.  The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent with the general account investments.

Premium Payments

Federal tax laws put limits on the premium payments you can make in relation to your Policy’s Death Benefit.  We may refuse all or part of a premium payment that you make, or remove all of part of a premium from your Policy and return it to you under certain circumstances.  Premium payments are described in more detail in “Premiums.”

Lapse

Your Base Policy and your Focus Policy contain a no lapse guarantee.  The Policy will not lapse before the no lapse date stated in your Policy as long as you pay sufficient minimum guarantee premiums.  You will lessen the risk of lapse of your Base Policy and/or your Focus Policy if you keep the no lapse guarantee in effect.  Before you take a cash withdrawal, loan, increase or decrease the specified amount, change your death benefit option, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

After the no lapse period under the Base Policy and the Focus Policy, or at any time for an Exec Policy, your Policy may lapse (which means you no longer have insurance coverage)  if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero.  Your Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deductions due.  A Policy lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy’s Lapse and Reinstatement policies, please refer to the section entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans

Making a withdrawal or taking a loan may:

•	Change your Policy’s tax status

•	Reduce your Policy’s specified amount

•	Reduce your Policy’s death benefit

•	Reduce the death benefit proceeds paid to your beneficiary

•	Reduce your cash value

•	Make your Policy more susceptible to lapsing.

Be sure to plan carefully before using these Policy benefits.  Federal income taxes and a pendalty tax may apply to loans and cash withdrawals. For a detailed description of withdrawals and loans, and any associated risks, please see “Surrenders and Cash Withdrawals – Cash Withdrawals” and “Loans.”

Tax Risks

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding policy debt.

If your Policy is a Modified Endowment Contract (“MEC”), all distributions that you receive during the life of the Policy may be subject to tax and a 10% penalty.  A MEC is a special class of life insurance under the tax code.  Unlike traditional insurance, funds that are withdrawn from a MEC policy in the form of loans, cash withdrawals, assignments, and pledges are treated as gross income to the policyowner to the extent of gain in the Policy and therefore are subject to taxation.  Please see “Federal Income Tax Considerations” for more details regarding tax issues impacting a life insurance policy.   Note:  You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the prospectuses for the portfolios for more information.  There is no assurance that any portfolio will meet its investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.  Please Note: We have included two versions of each table. Section A includes the fee tables for Policies that were applied for on or after October 30, 2008 (or subsequent state approval), regardless of when such Policies are issued, and are based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“2001 C.S.O. Tables”). Section B includes the fee tables for Policies that were applied for before October 30, 2008 and issued before January 1, 2009, and are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”).  If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below.  These charges may not be representative of the charges you will pay.

 SECTION A
Fee Tables for Policies Applied For On Or After October 30, 2008
                                                       (Based on the 2001 C.S.O. Tables)

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

The first table describes the fees and expenses that you will pay when buying the WRL XceleratorSM Policy, (the “Base Policy”) paying premiums, making cash withdrawals, surrendering your Policy, or transferring Policy cash value among the subaccounts and the fixed account.
Transaction Fees BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
	Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	0% of premium in first Policy year, 3% of premium payments thereafter	0% of premium payments in the first Policy year; 3% of premium payments thereafter
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge3
Upon full surrender of the Policy
during the first 8 Policy years or during the
first 8 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider)

Maximum Charge4		$59.90 per $1,000 of specified amount during the first Policy year	$59.90 per $1,000 of specified amount during the first Policy year
Minimum Charge5		$12.11 per $1,000 of specified amount during the first Policy year	$12.11 per $1,000 of specified amount during the first Policy year
Initial charge for a male insured, issue age 36, in the preferred-elite non-tobacco use class		$20.32 per $1,000 of specified amount during the first Policy year	$20.32 per $1,000 of specified amount during the first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Decrease Charge	Deducted when specified amount is decreased during the first 8 Policy years or during the 8 Policy years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased
Living Benefit Rider (an Accelerated Death Benefit)7	When rider is exercised	Discount Factor	Discount Factor

1The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges:  $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.  You can obtain further information about these charges by contacting our administrative office.
3The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  Each increase in specified amount will have its own 8 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase.  (Note: only the increase in specified amount is subject to the additional 8 year surrender charge period.) The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 8th Policy year after the Policy date (or date of any specified amount increase).  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be representative of the charges you will pay.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4This maximum surrender charge is based on an insured with the following characteristics: male, issue age 80, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5This minimum surrender charge is based on an insured with the following characteristics: female, issue age 0, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6The first 12 transfers per Policy year are free.
7   We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount factor is based the current yield on 90-day U.S. Treasury bills or  Policy loan interest rate, whichever is greater. (Please see footnote 16 for a description of the loan rate.) For further information about the Living Benefit Rider, including a numerical example showing the calculation of a discounted single sum benefit and the impact of acceleration of a portion of the death benefit available under a Policy on any remaining death benefit and cash value, please see the “Supplemental Benefits (Riders)” section of this prospectus.

.
FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1

Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$10.00 per month for the first Policy year; $12.00 per month thereafter through age 99; $0 starting with age 100	$10.00 per month through age 99; $0 starting with age 100
Cost of Insurance8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Maximum Charge10		$30.40 per $1,000 of net amount at risk per month11	$29.80 per $1,000 of net amount at risk per month11
Minimum Charge12		$0.02 per $1,000 of net amount at risk per month11	$0.01 per $1,000 of net amount at risk per month11
Initial Charge for male insured, issue age 36, in the preferred elite non-tobacco use class, band 1		$0.10 per $1,000 of net amount at risk per month11	$0.01 per $1,000 of net amount at risk per month11

_______________________________________

8 Cost of insurance charges are based on the insured’s issue age, gender and underwriting class, the specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (specified amounts $500,000 - $999,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $500,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, standard tobacco class, with an initial face amount of less than $500,000 (Band 1) and in the 15th Policy year.  This maximum charge may also apply to insureds with other characteristics.
11 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge13	Monthly, for up to 20 years on and after the Policy date, and on any increase in specified amount (whether requested or generated by the Inflation Fighter Rider)
Maximum Charge14		$2.98 per $1,000 of specified amount per month	$2.98 per $1,000 of specified amount per month
Minimum Charge15		$0.15 per $1,000 of specified amount per month	$0.15 per $1,000 of specified amount per month
Initial Charge for an insured, issue age 36, band 1		$0.29 per $1,000 of specified amount per month	$0.29 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.75 % for Policy years 1 – 15, and 0.30 % for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.75 % for Policy years 1 – 15, and 0.00% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread16	On Policy anniversary or earlier, as applicable17	1.0% (effective annual rate)	0.75% (effective annual rate)
_______________________________________________

13 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions for a maximum of 20 years from the Policy date based on the insured’s age and specified amount band on the Policy date.  We also assess a new monthly per unit charge for 20 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) that are based on the insured’s attained age and specified amount band for a total specified amount on the date of the increase.  Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.  We will notify you if we extend the period during which we will assess the monthly per unit charge.  We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Policy.  Note: If you   make a transfer out of any of the limited number of designated subaccounts to which your premium must be allocated during the first Policy year under your Focus Policy, or modify the allocation percentages during the first Policy year, then we may increase your monthly per unit charge and keep these higher charges in effect for the life of the Policy.  The amount of such increase will depend upon each insured’s age and the specified amount.
14 This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, with an initial specified amount less than $500,000 (Band 1) and in the first Policy year.  This maximum charge may also apply to insureds with other characteristics.
15 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
16 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan.  After attained age 100 all loans will be considered preferred loans.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
17 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Optional Rider Charges:18
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
Maximum Charge19		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge20		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial Charge for a male insured, issue age 36		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider21	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge22		$0.39 per $1,000 of the Policy’s net amount at risk per month11	$0.39 per $1,000 of the Policy’s net amount at risk per month11
Minimum Charge23		$0.03 per $1,000 of the Policy’s net amount at risk per month11	$0.03 per $1,000 of the Policy’s net amount at risk per month11
Initial Charge for a male insured, issue age 36		$0.06 per $1,000 of base Policy net amount at risk per month11	$0.06 per $1,000 of base Policy net amount at risk per month11
______________________________________________

18 Optional Rider Cost of insurance charges are based on some combination of each insured’s issue age, gender and underwriting class, and the Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
19 This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
20 This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
21 Disability Waiver of Monthly Deductions Rider charges are based on the insured’s issue age and gender, and the net amount at risk. The charges shown are for the Policy without riders and other benefits.  The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
22 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
23 This minimum charge is based on an insured with the following characteristics: male, age 25 at issue.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider24	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
•Maximum Charge25		$1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit
•Minimum Charge26		$0.27 per $10 monthly rider benefit	$0.27 per $10 monthly rider benefit
•Initial Charge for a male insured, issue age 36		$0.50 per $10 monthly rider benefit	$0.50 per $10 monthly rider benefit
Children’s Insurance Rider27	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider28	Monthly, on the Policy date and on each Monthiversary until the other insured reaches age 100
(without Extra Ratings)9
Cost of Insurance
Maximum Charge 29		$30.40 per $1,000 of rider face amount per month	$29.80 per $1,000 of rider face amount per month
Minimum Charge30		$0.02 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
Initial Charge for a female insured, issue age 39, preferred elite non-tobacco use class		$0.10 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

24The charge for this rider is based on the primary insured’s issue age and gender, and the amount of monthly rider benefits.
25 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue.  This maximum charge may also apply to insureds with other characteristics.
26 This minimum charge is based on an insured with the following characteristics: male, age 15 at issue.  This minimum charge may also apply to insureds with other characteristics.
27 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
28 Rider cost of insurance charges and monthly per unit charges are based on some combination of the insured’s issue age, gender and underwriting class, the Policy year, and the rider face amount. Cost of insurance rates and monthly per unit charges generally will increase each year with the age of the insured.  The cost of insurance rates and monthly per unit charges shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these riders by contacting your registered representative.
29 This maximum charge is based on an insured with the following characteristics: male, age 73 at issue standard tobacco underwriting class and in the 27th Policy year. This maximum charge may also apply to insureds with other characteristics.
30 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses
BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Other Insured Rider (continued)
Monthly Per Unit Charge
Maximum Charge31		$0.57 per $1,000 of rider face amount32	$0.57 per $1,000 of rider face amount33
Minimum Charge34		$0.03 per $1,000 of rider face amount32	$0.03 per $1,000 of rider face amount33
Initial Charge for a female insured, issue age39, non-tobacco use class		$0.07 per $1,000 of rider face amount32	$0.07 per $1,000 of rider face amount33
Primary Insured Rider Plus28 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Cost of Insurance
Maximum Charge29		$30.40 per $1,000 of rider face amount per month	$29.80 per $1,000 of rider face amount per month
Minimum Charge30		$0.02 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age36, in the preferred elite non-tobacco use class		$0.10 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

________________________________________________________________
31 This maximum charge is based on an insured with the following characteristic:  issue age 85.
32 We deduct the monthly per unit charge on each Monthiversary and guarantee that the duration of the charge will be no more than 20 Policy years from the issue date of the rider and upon any increase of face amount for the rider.
33 We currently deduct the monthly per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and upon any increase of face amount for the rider.
34 This minimum charge is based on an insured with the following characteristics:  issue age 0.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses
BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Primary Insured Rider Plus (continued)
Monthly Per Unit Charge
Maximum Charge31		$0.14 per $1,000 of rider face amount32	$0.14 per $1,000 of rider face amount33
Minimum Charge34		$0.01 per $1,000 of rider face amount32	$0.01 per $1,000 of rider face amount33
Initial Charge for a male insured, issue age 36		$0.01 per $1,000 of rider face amount32	$0.01 per $1,000 of rider face amount33
Inflation Fighter Rider35	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of insurance	Cost of insurance
		Monthly per unit charge	Monthly per unit charge
		Surrender charge	Surrender charge

35 Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy.  Each new layer of cost of insurance charge and monthly per unit charge resulting from the scheduled annual increase in specified amount will be set based on the insured’s issue age and duration from issue.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

The first table describes the fees and expenses that you will pay when buying or owning the Focus Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy or transferring Policy cash value among the subaccounts and the fixed account.
Transaction Fees for the
FOCUS POLICY

Charge	When Charge is Deducted	Amount Deducted
	Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	0% pf premium in the first year; 3% thereafter	0% of premium payments in first year, 3% thereafter
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge3
Upon full surrender of the Policy during the first 8 Policy years or during the first 8 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider)

Maximum Charge4		$40.93 per $1,000 of specified amount during the first Policy year	$40.93 per $1,000 of specified amount during the first Policy year
Minimum Charge5		$7.63 per $1,000 of specified amount during the first Policy year	$7.63 per $1,000 of specified amount during the first Policy year
Initial charge for a male insured, issue age 34, in the preferred-elite non-tobacco use class		$13.06 per $1,000 of specified amount during the first Policy year	$13.06 per $1,000 of specified amount during the first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Decrease Charge	Deducted when specified amount is decreased during the first 8 Policy years or during the 8 Policy years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased
Living Benefit Rider (an Accelerated Death Benefit)7	When rider is exercised	Discount Factor	Discount Factor

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges:  $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.  You can obtain further information about these charges by contacting our administrative office.
3 The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  Each increase in specified amount will have its own 8 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase (Note: only the increase in specified amount is subject to the additional 8 year surrender charge period).  The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 8th Policy year after the Policy date (or date of any specified amount increase).  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be representative of the charges you will pay.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 0, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6 The first 12 transfers per Policy year are free.
7  We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount rate is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan rate, whichever is greater.  Please see footnote 17 for a description of the loan rate. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death benefit)” in this prospectus.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

The table below describes the fees and expenses that you will pay periodically during the time that you own the Focus Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$10.00 per month during the first Policy year and, $12.00 thereafter through age 99, $0 starting with age 100	$10.00 per month through age 99; $0 per month starting at age 100
Cost of Insurance8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Maximum Charge10		$30.40 per $1,000 of net amount at risk per month11	$28.88 per $1,000 of net amount at risk per month11
Minimum Charge		$0.02 per $1,000 of net amount at risk per month11,12	$0.01 per $1,000 of net amount at risk per month11,13
Initial Charge for male insured, issue age 34, in the preferred elite non-tobacco use class, band 2		$0.09 per $1,000 of net amount at risk per month11	$0.01 per $1,000 of net amount at risk per month11

8 Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 3 (specified amounts $1,000,000.00 and higher) generally has lower cost of insurance rates than those of band 2 (specified amounts of $500,000- $999,999). The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: male, age 35 at issue, standard tobacco class, with an initial face amount of between $500,000 and $999,999 (Band 2) and in the 65th Policy year.  This maximum charge may also apply to insureds with other characteristics.
11 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12 The minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, and in the first Policy year. This minimum may also apply to insureds with other characteristics.
13 This minimum charge is based on an insured with the following characteristics: female, age 26 at issue, preferred elite non-tobacco class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge14	Monthly, for up to 20 years on and after the Policy date, and on any increase in specified amount (whether requested or generated by the Inflation Fighter Rider)
Maximum Charge15		$ 2.96 per $1,000 of specified amount per month	$2.23 per $1,000 of specified amount per month
Minimum Charge16		$0.15 per $1,000 of specified amount per month	$0.09 per $1,000 of specified amount per month
Initial Charge for a male insured, issue age 34, band 2		$0.25 per $1,000 of specified amount per month	$0.17 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.00% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread17	On Policy anniversary or earlier, as applicable18	1.0% (effective annual rate)	0.75% (effective annual rate)

________________________________

14 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions for a maximum of 20 years from the Policy date based on the insured’s age and specified amount band on the Policy date.  We also assess a new monthly per unit charge for 20 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) that are based on the insured’s attained age and specified amount band for the total specified amount on the date of the increase.  Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.  We will notify you if we extend the period during which we will assess the monthly per unit charge.  We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Policy. Note: If you make a transfer out of any of the limited number of designated subaccounts to which your premium must be allocated during the first Policy year under a Focus Policy, or modify the allocation percentages during the first Policy year, then we may increase your monthly per unit charge and keep these higher charges in effect for the life of the Policy.  The amount of such increase will depend upon each insured’s issue age, and the specified amount.
15 This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, with an initial specified amount between $500,000 and $999,999 (Band 2) and in the first Policy year.  This maximum charge may also apply to insureds with other characteristics.
16 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
17 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower.  After attained age 100 all loans will be considered preferred loans.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
18 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Optional Rider Charges:19
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
Maximum Charge20		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge21		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial Charge for a male insured, issue age 34		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider22	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge23		$0.39 per $1,000 of the Policy’s net amount at risk per month11	$0.39 per $1,000 of the Policy’s net amount at risk per month11
Minimum Charge24		$0.03 per $1,000 of the Policy’s net amount at risk per month11	$0.03 per $1,000 of the Policy’s net amount at risk per month11
Initial Charge for a male insured, issue age 34		$0.05 per $1,000 of base Policy net amount at risk per month11	$0.05 per $1,000 of base Policy net amount at risk per month11

19 Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
20 This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
22 Disability Waiver of Monthly Deductions Rider charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for the Focus Policy only (i.e., without riders and other benefits).  The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
23 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
24 This minimum charge is based on an insured with the following characteristics: male, age 25 at issue.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider25	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge26		$ 1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit
Minimum Charge27		$0.27 per $10 monthly rider benefit	$0.27 per $10 monthly rider benefit
Initial Charge for a male insured, issue age 34		$0.45 per $10 monthly rider benefit	$0.45 per $10 monthly rider benefit
Children’s Insurance Rider28	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider29	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings)9
Cost of Insurance:
Maximum Charge30		$30.40 per $1,000 of rider face amount per month	$29.80 per $1,000 of rider face amount per month
Minimum Charge		$0.02 per $1,000 of rider face amount per month31	$0.01 per $1,000 of rider face amount per month32
Initial Charge for a female insured, issue age 32, preferred elite		$0.06 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

25 The charge for this rider is based on the primary insured’s issue age, gender and amount of monthly rider benefit.
26 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue.  This maximum charge may also apply to insureds with other characteristics.
27 This minimum charge is based on an insured with the following characteristics: male, age 15 at issue.  This minimum charge may also apply to insureds with other characteristics.
28 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
29 Rider cost of insurance charges and monthly per unit charges are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates and monthly per unit charges generally will increase each year with the age of the insured.  The cost of insurance rates and monthly per unit charges shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these riders by contacting your registered representative.
30  This maximum charge is based on an insured with the following characteristics: male, age 75 at issue standard tobacco underwriting class and in the
25th Policy year. This maximum charge may also apply to insureds with other characteristics.
31 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
32 This minimum charge is based on an insured with the following characteristics:  female, issue age 26, preferred elite non-tobacco class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Other Insured Rider (continued)
Monthly Per Unit Charge
Maximum Charge33		$0.57 per $1,000 of rider face amount34	$0.57 per $1,000 of rider face amount35
Minimum Charge36		$0.03 per $1,000 of rider face amount34	$0.03 per $1,000 of rider face amount35
Initial Charge for a female insured, issue age 32, preferred elite		$0.04 per $1,000 of rider face amount34	$0.04 per $1,000 of rider face amount35
Primary Insured Rider Plus29 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Cost of Insurance
Maximum Charge30		$30.40 per $1,000 of rider face amount per month	$29.80 per $1,000 of rider face amount per month
Minimum Charge		$0.02 per $1,000 of rider face amount per month31	$0.01 per $1,000 of rider face amount per month32
Initial charge for a male insured, issue age 34, in the preferred elite non-tobacco use class		$0.09 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

____________________________

33 This maximum charge is based on an insured with the following characteristic:  issue age 85.
34 We deduct the monthly per unit charge on each Monthiversary and guarantee that the duration of the charge will be no more than 20 Policy years from the issue date of the rider and from the date of any increase of face amount for the rider.
35 We currently deduct the monthly per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and from the date of any increase of face amount for the rider.
36 This minimum charge is based on an insured with the following characteristics:  issue age 0.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Primary Insured Rider Plus (continued)
Monthly Per Unit Charge
Maximum Charge33		$0.14 per $1,000 of rider face amount34	$0.14 per $1,000 of rider face amount35
Minimum Charge36		$0.01 per $1,000 of rider face amount34	$0.01 per $1,000 of rider face amount35
Initial Charge for a male insured, issue age 34		$0.01 per $1,000 of rider face amount34	$0.01 per $1,000 of rider face amount35
Inflation Fighter Rider37	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of insurance	Cost of insurance
		Monthly per unit charge	Monthly per unit charge
		Surrender charge	Surrender charge

37 Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy.  Each new layer of cost of insurance charge and monthly per unit charge resulting from the scheduled annual increase in specified amount will be set based on the insured’s issue age and duration from issue.

The table below describes the fees and expenses that you will pay when buying or owning the Exec Policy, paying premiums, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees for the
EXEC POLICY
Charge	When Charge is Deducted	Amount Deducted
	Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	0% of premium payments in first Policy year; 3% in thereafter	0% of premium payments in first Policy year, 3% thereafter
Transfer Charge2	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 The first 12 transfers per Policy year are free.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Transaction Fees for the EXEC POLICY
Charge (Cont.)	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Living Benefit Rider (an Accelerated Death Benefit)3	When rider is exercised	Discount Factor	Discount Factor

The table below describes the fees and expenses that you will pay periodically during the time you own the Exec Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses for the
EXEC POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$10.00 per month during the first Policy year and $12.00 thereafter through age 99, $0 starting with age 100	$10.00 per month through age 99; $ 0 starting at age 100.
Cost of Insurance4	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings) 5
Maximum Charge6		$29.19 per $1,000 of net amount at risk per month7	$29.19 per $1,000 of net amount at risk per month7
Minimum Charge		$0.04 per $1,000 of net amount at risk per month7,8	$0.01 per $1,000 of net amount at risk per month7,9

3  We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount rate is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan rate, whichever is greater.  Please see footnote 13 for a description of the loan rate. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.
4 Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount.  For example, band 3 (specified amounts of $500,000--$999,999) generally has lower cost of insurance rates than those of band 2 (specified amounts of $250,000--$499,999). For Exec Policies, the current cost of insurance rates for the first Policy year are fixed at issue and we guarantee not to change them. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
5 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
6 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, and in the 75th Policy year.  This maximum charge may also apply to insureds with other characteristics.
7 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
8 This minimum charge is based on an insured with the following characteristics: female, age 18 at issue, and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
9 This minimum charge is based on an insured with the following characteristics: female, age 27 at issue, select non-tobacco class, and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the
EXEC POLICY
Charge	When Charge is Deducted	Amount Deducted
	Guaranteed Charge	Current Charge1
Cost of Insurance (without Extra Ratings) continued
Initial Charge for a male insured, issue age 46, in the preferred non-tobacco use class		$0.25 per $1,000 of net amount at risk per month7	$0.04 per $1,000 of net amount at risk per month7
Monthly Per Unit Charge10	Monthly, on and after the Policy date, and on any increase in specified amount until the insured reaches age 100
Maximum Charge11		$6.34 per $1,000 of specified amount per month	$6.34 per $1,000 of specified amount per month
Minimum Charge12		$0.10 per $1,000 of specified amount per month	$0.10 per $1,000 of specified amount per month
Initial Charge for a male insured, issue age 46, in the preferred non-tobacco class, band 2		$0.24 per $1,000 of specified amount per month	$0.24 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.00% for Policy years 16+, of daily net assets of each subaccount in which you are invested
Loan Interest Spread13	On Policy anniversary or earlier, as applicable14	1.0% (effective annual rate)	0.75% (effective annual rate)

10 Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.  We will notify you if we extend the period during which we will assess the monthly per unit charge.  We guarantee this charge will not be assessed beyond the Policy anniversary when the insured attains age 100.  We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions from the Policy date based on the insured’s age and specified amount band on the Policy date.  We also assess a new monthly per unit charge for 8 years following any increase in specified amount that are based on the insured’s attained age and specified amount band for a total specified amount on the date of the increase.
11 This maximum charge is based on an insured with the following characteristics: male, age 80 at issue, with an initial specified amount less than $250,000 (Band 1) and in the second Policy year.  This maximum charge may also apply to insureds with other characteristics.
12 This minimum charge is based on an insured with the following characteristics: male, age 18 at issue, standard non-tobacco class, with an initial specified amount of $1,000,000 or higher (Band 4) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
13 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan.  After attained age 100 all loans will be considered preferred loans.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
14 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the
EXEC POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Optional Rider Charges:15
Disability Waiver of Monthly Deductions Rider16	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge17		$0.39 per $1,000 of the Policy’s net amount at risk per month7	$0.39 per $1,000 of the Policy’s net amount at risk per month7
Minimum Charge18		$0.03 per $1,000 of the Policy’s net amount at risk per month7	$0.03 per $1,000 of the Policy’s net amount at risk per month7
Initial Charge for a male insured, issue age 46		$0.09 per $1,000 of base Policy net amount at risk per month7	$0.09 per $1,000 of base Policy net amount at risk per month7
Disability Waiver of Premium Rider19	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge20		$1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit
Minimum Charge21		$0.28 per $10 monthly rider benefit	$0.28 per $10 monthly rider benefit
Initial Charge for a male insured, issue age 46		$0.89 per $10 monthly rider benefit	$0.89 per $10 monthly rider benefit
For information concerning compensation paid for the sale of the Policy, please see “Sale of Policies.”

15 Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
16 Disability Waiver of Monthly Deductions Rider charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for the Exec Policy only (i.e., without riders and other benefits).  The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Exec Policy.  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.  This rider is only available on fully underwritten policies.
17 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
18This minimum charge is based on an insured with the following characteristics: male, age 25 at issue.  This minimum charge may also apply to insureds with other characteristics.
19 The charge for this rider is based on the primary insured’s issue age, gender and amount of monthly rider benefit.  This rider is only available on fully underwritten policies
20 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on an insured with the following characteristics: male, age 18 at issue.  The minimum charge may also apply to insureds with other characteristics.

SECTION B
Fee Tables For Policies Applied For Before October 30, 2008 and Issued
Before January 1, 2009
(Based on the 1980 C.S.O. Tables)

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

The first table describes the fees and expenses that you will pay when buying the WRL XceleratorSM Policy (the “Base Policy”) paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.
Transaction Fees - BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
	Guaranteed Charge	Current Charge1
Premium Expense Charge:	Upon payment of each premium	0% of premium payments in first Policy year, 3% thereafter	0% of premium payments in first Policy year, 3% thereafter
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge3
Upon full surrender of the Policy during the first 8 Policy years or during the first 8 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider)

Maximum Charge4		$74.10 per $1,000 of specified amount during the first Policy year	$74.10 per $1,000 of specified amount during the first Policy year
Minimum Charge5		$13.82 per $1,000 of specified amount during the first Policy year	$13.82 per $1,000 of specified amount during the first Policy year
Initial charge for a male insured, issue age 36, in the preferred-elite non-tobacco use class		$25.60 per $1,000 of specified amount during the first Policy year	$25.60 per $1,000 of specified amount during the first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Decrease Charge	Deducted when specified amount is decreased during the first 8 Policy years or during the 8 Policy years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased
Living Benefit Rider (an Accelerated Death Benefit)7	When rider is exercised	Discount Factor	Discount Factor

1 The Company reserves the right at any time to change the current charge but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges:  $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.  You can obtain further information about these charges by contacting our administrative office.
3 The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  Each increase in specified amount will have its own 8 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase.  (Note: only the increase in specified amount is subject to the additional 8 year surrender charge period.) The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 8th Policy year after the Policy date (or date of any specified amount increase).  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be representative of the charges you will pay.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6 The first 12 transfers per Policy year are free.
7  We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount factor is based on the current yield on 90-day U.S. Treasury bills or the Policy loan interest rate, whichever is greater. (Please see footnote 17 for a complete description of the loan rate.) For further information about the Living Benefit Rider, including a numerical example showing the calculation of a discounted single sum benefit and the impact of acceleration of a portion of the death benefit available under a Policy on any remaining death benefit and cash value, please see the “Supplemental Benefits (Riders)” section of this prospectus.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

The table below describes the fees and expenses that you will pay periodically during the time that you own the Base Policy or the Focus Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$8.00 per month during the first Policy year; thereafter, $15.00 per month through age 99; and $0 per month starting at age 100.	$8.00 per month through age 99; and $0 starting at age 100.
Cost of Insurance8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Maximum Charge10		$83.33 per $1,000 of net amount at risk per month11	$46.21 per $1,000 of net amount at risk per month11
Minimum Charge		$0.06 per $1,000 of net amount at risk per month11,12	$0.01 per $1,000 of net amount at risk per month11,13
Initial Charge for male insured, issue age 36, in the preferred elite non-tobacco use class, band 1		$0.15 per $1,000 of net amount at risk per month11	$0.02 per $1,000 of net amount at risk per month11

8 Cost of insurance charges are based on the insured’s issue age, gender and underwriting class, the specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (specified amounts $500,000 - $999,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $500,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

9 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.

10 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, with an initial face amount of less than $500,000 (Band 1) and in the 75th Policy year.  This maximum charge may also apply to insureds with other characteristics.

11 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

12 The minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, and in the first Policy year. This minimum may also apply to insureds with other characteristics.
13 This minimum charge is based on an insured with the following characteristics: female, age 26 at issue, preferred elite non-tobacco class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge14	Monthly, for up to 20 years on and after the Policy date, and on any increase in specified amount (whether requested or generated by the Inflation Fighter Rider)
Maximum Charge15		$2.32 per $1,000 of specified amount per month	$2.32 per $1,000 of specified amount per month
Minimum Charge16		$0.12 per $1,000 of specified amount per month	$0.12 per $1,000 of specified amount per month
Initial Charge for an insured, issue age 36, band 1		$0.26 per $1,000 of specified amount per month	$0.26 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.00% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread17	On Policy anniversary or earlier, as applicable18	1.0% (effective annual rate)	0.75% (effective annual rate)

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Optional Rider Charges:19
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
Maximum Charge20		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge21		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial Charge for a male insured, issue age 36		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider22	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge23		$0.39 per $1,000 of the Policy’s net amount at risk per month11	$0.39 per $1,000 of the Policy’s net amount at risk per month11
Minimum Charge24		$0.03 per $1,000 of the Policy’s net amount at risk per month11	$0.03 per $1,000 of the Policy’s net amount at risk per month11
Initial Charge for a male insured, issue age 36		$0.06 per $1,000 of base Policy net amount at risk per month11	$0.06 per $1,000 of base Policy net amount at risk per month11

14 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions for a maximum of 20 years from the Policy date based on the insured’s age and specified amount band on the Policy date.  We also assess a new monthly per unit charge for 20 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) that are based on the insured’s attained age and specified amount band for a total specified amount on the date of the increase.  Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.  We will notify you if we extend the period during which we will assess the monthly per unit charge.  We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Policy.  Note: If you make a transfer out of any of the limited number of designated subaccounts to which your premium must be allocated during the first Policy year under your Focus Policy, or modify the allocation percentages during the first Policy year, then we may increase your monthly per unit charge and keep these higher charges in effect for the life of the Policy.  The amount of such increase will depend upon each insured’s age and the specified amount.

15 This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, with an initial specified amount less than $500,000 (Band 1) and in the first Policy year.  This maximum charge may also apply to insureds with other characteristics.

16 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

17 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan.  After attained age 100 all loans will be considered preferred loans.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

18 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

19 Optional Rider Cost of insurance charges are based on each insured’s issue age, gender and underwriting class, and the Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  The rider will indicate the maximum guaranteed rider charge applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

20 This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

21 This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

22 Disability Waiver of Monthly Deductions Rider charges are based on the insured’s issue age and gender, and the net amount at risk. The charges shown are for the Policy without riders and other benefits.  The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

23 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

24 This minimum charge is based on an insured with the following characteristics: male, age 25 at issue.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider25	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge26		$1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit
Minimum Charge27		$0.27 per $10 monthly rider benefit	$0.27 per $10 monthly rider benefit
Initial Charge for a male insured, issue age 36		$0.50 per $10 monthly rider benefit	$0.50 per $10 monthly rider benefit
Children’s Insurance Rider28	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider29	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings)9
Cost of Insurance
Maximum Charge530		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
Minimum Charge		$0.06 per $1,000 of rider face amount per month31	$0.01 per $1,000 of rider face amount per month32
Initial Charge for a female insured, issue age 39, in the preferred elite non-tobacco use class		$0.17 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Other Insured Rider (continued)
Monthly Per Unit Charge
Maximum Charge33		$0.57 per $1,000 of rider face amount34	$0.57 per $1,000 of rider face amount35
Minimum Charge36		$0.03 per $1,000 of rider face amount34	$0.03 per $1,000 of rider face amount35
Initial Charge for a female insured, issue age 39		$0.07 per $1,000 of rider face amount34	$007 per $1,000 of rider face amount35
Primary Insured Rider Plus29 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Cost of Insurance
Maximum Charge30		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
Minimum Charge		$0.06 per $1,000 of rider face amount per month31	$0.01 per $1,000 of rider face amount per month32
Initial charge for a male insured, issue age 36, in the preferred elite non-tobacco use class		$0.15 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009
Periodic Charges Other Than Portfolio Operating Expenses
BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Primary Insured Rider Plus (continued)
Monthly Per Unit Charge
•Maximum Charge33		$0.14 per $1,000 of rider face amount34	$0.14 per $1,000 of rider face amount35
•Minimum Charge36		$0.01 per $1,000 of rider face amount34	$0.01 per $1,000 of rider face amount35
•Initial Charge for a male insured, issue age 36		$0.01 per $1,000 of rider face amount34	$0.01 per $1,000 of rider face amount35
Inflation Fighter Rider637	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of insurance	Cost of insurance
		Monthly per unit charge	Monthly per unit charge
		Surrender charge	Surrender charge

25 The charge for this rider is based on the primary insured’s issue age and gender, and the amount of monthly rider benefits.
26 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue.  This maximum charge may also apply to insureds with other characteristics.
27 This minimum charge is based on an insured with the following characteristics: male, age 15 at issue.  This minimum charge may also apply to insureds with other characteristics.
28 The charge for this rider is based on the rider face amount and does not vary.
29 Rider cost of insurance charges and monthly per unit charges are based on some combination of the insured’s issue age, gender and underwriting class, the Policy year, and the rider face amount. Cost of insurance rates and monthly per unit charges generally will increase each year with the age of the insured.  The cost of insurance rates and monthly per unit charges shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these riders by contacting your registered representative.
30  This maximum charge is based on an insured with the following characteristics: male, age 25 at issue standard tobacco underwriting class and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.
31 This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
32 This minimum charge is based on an insured with the following characteristics:  female, issue age 26, preferred elite non-tobacco class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
33 This maximum charge is based on an insured with the following characteristic: issue age 85.
34 We deduct the monthly per unit charge on each Monthiversary and guarantee that the duration of the charge will be no more than 20 Policy years from the issue date of the rider and upon any increase of face amount for the rider.
35 We currently deduct the monthly per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and upon any increase of face amount for the rider.
36 This minimum charge is based on an insured with the following characteristics:  issue age 0.  This minimum charge may also apply to insureds with other characteristics.
37 Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy.  Each new layer of cost of insurance charge and monthly per unit charge resulting from the scheduled annual increase in specified amount will be set based on the insured’s issue age and duration from issue.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009
The table below describes the fees and expenses that you will pay when buying or owning the Focus Policy, paying premiums, or transferring Policy cash value among the subaccounts and the fixed account.
Transaction Fees for the FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
	Guaranteed Charge	Current Charge1
Premium Expense Charge:	Upon payment of each premium	0% of premium payments in first year; 3% thereafter	0% of premium payments in first year, 3% thereafter
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge3
Upon full surrender of the Policy during the first 8 Policy years or during the first 8 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider)

Maximum Charge4		$74.10 per $1,000 of specified amount during the first Policy year	$74.10 per $1,000 of specified amount during the first Policy year
Minimum Charge5		$13.82 per $1,000 of specified amount during the first Policy year	$13.82 per $1,000 of specified amount during the first Policy year
Initial charge for a male insured, issue age 34, in the preferred-elite non-tobacco use class		$24.58 per $1,000 of specified amount during the first Policy year	$24.58 per $1,000 of specified amount during the first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Decrease Charge	Deducted when specified amount is decreased during the first 8 Policy years or during the 8 Policy years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased
Living Benefit Rider (an Accelerated Death Benefit)7	When rider is exercised	Discount Factor	Discount Factor

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges:  $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.  You can obtain further information about these charges by contacting our administrative office.
3 The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  Each increase in specified amount will have its own 8 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase  (Note: only the increase in specified amount is subject to the additional 8 year surrender charge period).  The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 8th Policy year after the Policy date (or date of any specified amount increase).  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be representative of the charges you will pay.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6 The first 12 transfers per Policy year are free.
7  We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount rate is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan rate, whichever is greater.  Please see footnote 17 for a description of the loan rate.  For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$8.00 per month during the first Policy year; thereafter, $15.00 per month through 99; and $0 per month starting at age 100.	$8.00 per month through 99; and $0 starting at age 100.
Cost of Insurance8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Maximum Charge10		$83.33 per $1,000 of net amount at risk per month11	$45.35 per $1,000 of net amount at risk per month11
Minimum Charge		$0.06 per $1,000 of net amount at risk per month11, 12	$0.01 per $1,000 of net amount at risk per month11, 13
Initial Charge for male insured, issue age 34, in the preferred elite non-tobacco use class, band 2		$0.14 per $1,000 of net amount at risk per month11	$0.02 per $1,000 of net amount at risk per month11

8 Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk.  Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount.  For example, band 3 (specified amount of $1,000,000 or more) generally has lower cost of insurance rates than those of band 2 (specified amounts of $500,000 - $999,999).  The cost of insurance rates shown in the table may not be representative of the charges that you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9   We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, with an initial face amount of $500,000 - $999,999 (Band 2) and in the 75th Policy year.  This maximum charge may also apply to insureds with other characteristics.
11 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12 The minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, and in the first Policy year. This minimum may also apply to insureds with other characteristics.
13   This minimum charge is based on an insured with the following characteristics: female, age 26 at issue, preferred elite non-tobacco class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge14	Monthly, for up to 20 years on and after the Policy date, and on any increase in specified amount (whether requested or generated by the Inflation Fighter Rider)
Maximum Charge15		$2.29 per $1,000 of specified amount per month	$1.83 per $1,000 of specified amount per month
Minimum Charge16		$0.12 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Initial Charge for an insured, issue age 34, band 2		$0.13 per $1,000 of specified amount per month	$0.13 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.00% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread17	On Policy anniversary or earlier, as applicable18	1.0% (effective annual rate)	0.75% (effective annual rate)

14 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions for a maximum of 20 years from the Policy date based on the insured’s age and specified amount band on the Policy date.  We also assess a new monthly per unit charge for 20 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) that are based on the insured’s attained age and specified amount band for the total specified amount on the date of the increase.  Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.  We will notify you if we extend the period during which we will assess the monthly per unit charge.  We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Policy. Note: If you make a transfer out of any of the limited number of designated subaccounts to which your premium must be allocated during the first Policy year (under a Focus Policy), or modify the allocation percentages during the first Policy year, then we may increase your monthly per unit charge and keep these higher charges in effect for the life of the Policy.  The amount of such increase will depend upon each insured’s issue age, and the specified amount.
15 This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, with an initial specified amount of $500,000 - $999,999 (Band 2).  This maximum charge may also apply to insureds with other characteristics.
16 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 3).  This minimum charge may also apply to insureds with other characteristics.
17 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower.  After attained age 100 all loans will be considered preferred loans.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
18 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Optional Rider Charges:19
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
Maximum Charge20		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge21		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial Charge for a male insured, issue age 34		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider22	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge23		$0.39 per $1,000 of the Policy’s net amount at risk per month11	$0.39 per $1,000 of the Policy’s net amount at risk per month11
Minimum Charge24		$0.03 per $1,000 of the Policy’s net amount at risk per month11	$0.03 per $1,000 of the Policy’s net amount at risk per month11
Initial Charge for a male insured, issue age 34		$0.05 per $1,000 of base Policy net amount at risk per month11	$0.05 per $1,000 of base Policy net amount at risk per month11

19   Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
20 This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
22 Disability Waiver of Monthly Deductions Rider charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for the Focus Policy only (i.e., without riders and other benefits).  The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
23 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
24 This minimum charge is based on an insured with the following characteristics: male, age 25 at issue.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider25	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge26		$1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit
Minimum Charge27		$0.27 per $10 monthly rider benefit	$0.27 per $10 monthly rider benefit
Initial Charge for a male insured, issue age 34		$0.45 per $10 monthly rider benefit	$0.45 per $10 monthly rider benefit
Children’s Insurance Rider28	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider29	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings)9
Cost of Insurance
Maximum Charge30		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
Minimum Charge		$0.06 per $1,000 of rider face amount per month31	$0.01 per $1,000 of rider face amount per month32
Initial Charge for a female insured, issue age 32, in the preferred elite non-tobacco user class		$0.11 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

25 The charge for this rider is based on the primary insured’s issue age, gender and amount of monthly rider benefit.
26 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue.  This maximum charge may also apply to insureds with other characteristics.
27 This minimum charge is based on an insured with the following characteristics: male, age 15 at issue.  This minimum charge may also apply to insureds with other characteristics.
28 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
29 Rider cost of insurance charges and monthly per unit charges are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates and monthly per unit charges generally will increase each year with the age of the insured.  The cost of insurance rates and monthly per unit charges shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these riders by contacting your registered representative.
30 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue standard tobacco underwriting class and in the 74th Policy year. This maximum charge may also apply to insureds with other characteristics.
31 This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
32 This minimum charge is based on an insured with the following characteristics:  female, issue age 26, preferred elite non-tobacco class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Other Insured Rider (continued)
Monthly Per Unit Charge
Maximum Charge33		$0.57 per $1,000 of rider face amount34	$0.57 per $1,000 of rider face amount35
Minimum Charge36		$0.03 per $1,000 of rider face amount34	$0.03 per $1,000 of rider face amount35
Initial Charge for a female insured, issue age 32		$0.04 per $1,000 of rider face amount34	$0.04 per $1,000 of rider face amount35
Primary Insured Rider Plus29 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Cost of Insurance
Maximum Charge30		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
Minimum Charge		$0.06 per $1,000 of rider face amount per month31	$0.01 per $1,000 of rider face amount per month32
Initial charge for a male insured, issue age 34, in the preferred elite non-tobacco use class		$0.14 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

33 This maximum charge is based on an insured with the following characteristic: issue age 85.
34 We deduct the monthly per unit charge on each Monthiversary and guarantee that the duration of the charge will be no more than 20 Policy years from the issue date of the rider and from the date of any increase of face amount for the rider.
35 We currently deduct the monthly per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and from the date of any increase of face amount for the rider.
36 This minimum charge is based on an insured with the following characteristics: issue age 0.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009
Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Primary Insured Rider Plus (continued)
Monthly Per Unit Charge
Maximum Charge33		$0.14 per $1,000 of rider face amount34	$0.14 per $1,000 of rider face amount35
Minimum Charge36		$0.01 per $1,000 of rider face amount34	$0.01 per $1,000 of rider face amount35
Initial Charge for a male insured, issue age 34		$0.01 per $1,000 of rider face amount34	$0.01 per $1,000 of rider face amount35
Inflation Fighter Rider737	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of insurance	Cost of insurance
		Monthly per unit charge	Monthly per unit charge
		Surrender charge	Surrender charge

37 Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy.  Each new layer of cost of insurance charge and monthly per unit charge resulting from the scheduled annual increase in specified amount will be set based on the insured’s issue age and duration from issue.

The table below describes the fees and expenses that you will pay when buying and owning a WRL Xcelerator Exec Policy (the “Exec Policy”), paying premiums or transfering Policy cash value among the subaccounts or the fixed account:
Transaction Fees for the
EXEC POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	0% of premium payments in first Policy year, 3% thereafter	0% of premium payments in first Policy year, 3% thereafter
Transfer Charge2	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Living Benefit Rider (an Accelerated Death Benefit)3	When rider is exercised	Discount Factor	Discount Factor

1The Company reserves the right at any time to change the current charge but never to exceed the guaranteed charge.
2 The first 12 transfers per Policy year are free.
3 We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount rate is equal to the current yield on 90-Day U.S. Treasury bills or the Policy loan rate, whichever is greater.  Please see footnote 13 for a description of the loan rate. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

The table below describes the fees and expenses that you will pay periodically during the time you own the Exec Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses for the
EXEC POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$8.00 per month during the first Policy year; thereafter, $15.00 per month through age 99; and $0 per month starting at age 100.	$8.00 per month through age 99; and $0 starting at age 100.
Cost of Insurance4	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings) 5
Maximum Charge6		$83.33 per $1,000 of net amount at risk per month7	$42.05 per $1,000 of net amount at risk per month7
Minimum Charge		$0.08 per $1,000 of net amount at risk per month7,8	$0.01 per $1,000 of net amount at risk per month7,9

4 Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount.  For example, band 3 (specified amounts of $500,000--$999,999) generally has lower cost of insurance rates than those of band 2 (specified amounts of $250,000--$499,999).   For Exec Policy: The current cost of insurance rates for the first Policy year are fixed at issue and we guarantee not to change them. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
5 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
6 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, expedited simplified issue tobacco class, and in the 75th Policy year.  This maximum charge may also apply to insureds with other characteristics.
7 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
8 This minimum charge is based on an insured with the following characteristics: female, age 18 at issue, and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
9 This minimum charge is based on an insured with the following characteristics: female, age 27 at issue, select non-tobacco class, and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the
EXEC POLICY
Charge	When Charge is Deducted	Amount Deducted
	Guaranteed Charge	Current Charge1
Cost of Insurance (without Extra Ratings) continued
Initial Charge for a male insured, issue age 46, in the preferred non-tobacco use class		$0.43 per $1,000 of net amount at risk per month7	$0.04 per $1,000 of net amount at risk per month7
Monthly Per Unit Charge10	Monthly, on and after the Policy date, and on any increase in specified amount until the insured reaches age 100
Maximum Charge11		$6.34 per $1,000 of specified amount per month	$6.34 per $1,000 of specified amount per month
Minimum Charge12		$0.10 per $1,000 of specified amount per month	$0.10 per $1,000 of specified amount per month
Initial Charge for a male insured, issue age 46 in the preferred non-tobacco class, band 2		$0.24 per $1,000 of specified amount per month	$0.24 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.00% for Policy years 16+, of daily net assets of each subaccount in which you are invested
Loan Interest Spread13	On Policy anniversary or earlier, as applicable14	1.0% (effective annual rate)	0.75% (effective annual rate)

10 Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.  We will notify you if we extend the period during which we will assess the monthly per unit charge.  We guarantee this charge will not be assessed beyond the Policy anniversary when the insured attains age 100.  We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions from the Policy date based on the insured’s age and specified amount band on the Policy date.  We also assess a new monthly per unit charge for 8 years following any increase in specified amount that are based on the insured’s attained age and specified amount band for a total specified amount on the date of the increase.
11 This maximum charge is based on an insured with the following characteristics: male, age 80 at issue, with an initial specified amount less than $250,000 (Band 1) and in the second Policy year.  This maximum charge may also apply to insureds with other characteristics.
12 This minimum charge is based on an insured with the following characteristics: male, age 18 at issue, standard non-tobacco class, with an initial specified amount of $1,000,000 or higher (Band 4) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
13 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan.  After attained age 100 all loans will be considered preferred loans.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
14 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

       FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the
EXEC POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Optional Rider Charges:15
Disability Waiver of Monthly Deductions Rider16	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge17		$0.39 per $1,000 of the Policy’s net amount at risk per month7	$0.39 per $1,000 of the Policy’s net amount at risk per month7
Minimum Charge18		$0.03 per $1,000 of the Policy’s net amount at risk per month7	$0.03 per $1,000 of the Policy’s net amount at risk per month7
Initial Charge for a male insured, issue age 46		$0.09 per $1,000 of base Policy net amount at risk per month7	$0.09 per $1,000 of base Policy net amount at risk per month7
Disability Waiver of Premium Rider19	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge20		$1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit
Minimum Charge21		$0.28 per $10 monthly rider benefit	$0.28 per $10 monthly rider benefit
Initial Charge for a male insured, issue age 46		$0.89 per $10 monthly rider benefit	$0.89 per $10 monthly rider benefit

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

15 Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
16 Disability Waiver of Monthly Deductions Rider charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for the Exec Policy only (i.e., without riders and other benefits).  The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Exec Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.  This rider is only available on fully underwritten policies.
17 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
18This minimum charge is based on an insured with the following characteristics: male, age 25 at issue.  This minimum charge may also apply to insureds with other characteristics.
19 The charge for this rider is based on the primary insured’s issue age, gender and amount of monthly rider benefit.  This rider is only available on fully underwritten policies
20 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on an insured with the following characteristics: male, age 18 at issue.  The minimum charge may also apply to insureds with other characteristics.

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2009.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)%	%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)3
%	%

1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds.  Western Reserve has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2009.  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are each a “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Transamerica Series Trust portfolios and certain portfolios of the Transamerica Funds (each such portfolio an "Acquired Fund").  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Western Reserve took into account the information received from the Transamerica Series Trust on the combined actual expenses for each “fund of funds” and the portfolios in which it invests. The combined expense information includes the Acquired Fund fees (i.e., of underlying funds) and expenses for the Transamerica Series Trust asset allocation portfolios.  See the prospectus for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for ____ portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2011.

Western Reserve, the Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio (“Western Reserve”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the insurance company issuing the Policy.   We are obligated to pay all benefits under the Policy.

Financial Condition of the Company

The benefits under your Policy are paid by Western Reserve from its General Account assets and/or your cash value held in the Company’s Separate Account.  It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account.  Your cash value in those subaccounts constitutes a portion of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.    See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account.  See "The Fixed Account."  Any guarantees under the policy that exceed your cash value, such as those associated with any living benefit riders and any death benefit riders, are paid from our general account (and not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of cash value is subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance - as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by writing to our administrative office - Western Reserve Life Assurance Co. of Ohio, 570 Carillon Parkway, St. Petersburg, Florida 33716 - or by calling us at (800) 851-9777, or by visiting our website www.westernreserve.com.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of WRL's ability to meet its obligations to its policy owners, are available on our website and the websites of these Nationally Recognized Statistical Ratings Organizations--A.M. Best Company (www.ambest.com), Moody's Investor Service (www.moodys.com) Standard & Poor's (www.standardandpoors.com) and Fitch Ratings (www.fitchratings.com).

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law.  We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account.  As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums;
•	Combine the separate account or any subaccount(s) with one or more different separate account(s) or subaccount(s);
•	Close certain subaccounts to allocations of new net premiums by current or new policyowners;
•	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount;
•	Operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;
•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds;
•	Manage the separate account at the direction of a committee;
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law;
•	Change the investment objective of a subaccount;
•	Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds;
•	Fund additional classes of variable life insurance policies through the separate account; and
•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts.  We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.  We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Please see the section entitled “Risks of Managing General Account Assets” in this prospectus. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfers to the fixed account necessary in the exercise of conversion rights). We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 2.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deductions charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

New Jersey: If your Policy was issued in the State of New Jersey, the fixed account is not available to you.  You may not direct or transfer any premiums or cash value to the fixed account.  The fixed account is solely for Policy loans.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.  Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio's investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.  If you elect the Focus Policy, you must invest in a limited number of specified portfolios during the first Policy year.  See the description of the Focus Policy for more details.

Note: You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at our administrative office at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the fund prospectuses carefully.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica AEGON High Yield Bond VP1	AEGON USA Investment Management	[ to come]
Transamerica Asset Allocation – Conservative VP*	Transamerica Asset Management, Inc. Portfolio Construction Consultant:** Morningstar Associates, LLC	Seeks current income and preservation of capital.
Transamerica Asset Allocation – Growth VP*	Transamerica Asset Management, Inc. Portfolio Construction Consultant:** Morningstar Associates, LLC	Seeks long-term capital appreciation.
Transamerica Asset Allocation – Moderate Growth VP*	Transamerica Asset Management, Inc. Portfolio Construction Consultant:** Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica Asset Allocation – Moderate VP*	Transamerica Asset Management, Inc. Portfolio Construction Consultant:** Morningstar Associates, LLC	Seeks capital appreciation and current income.
Transamerica Balanced VP	Transamerica Investment Management, LLC	Seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.
1Formerly, Transamerica MFS High Yield Bond VP.  Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.
*Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.
**In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica BlackRock Large Cap Value VP	BlackRock Investment Management, LLC	Seeks long-term capital growth.
Transamerica Clarion Global Real Estate Securities VP	ING Clarion Real Estate Securities, L.P.	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
Transamerica Convertible Securities VP	Transamerica Investment Management, LLC	Seeks maximum total return through a combination of current income and capital appreciation.
Transamerica Diversified Equity***	Transamerica Investment Management, LLC	[to come]
Transamerica Efficient Markets VP	AEGON USA Investment Management, Inc.	Seeks capital appreciation while seeking income as a secondary objective.
Transamerica Federated Market Opportunity VP	Federated Equity Management Company of Pennsylvania	Seeks total return by investing in securities that have defensive characteristics.
Transamerica Focus2	Transamerica Investment Management, LLC	[to come]
Transamerica Foxhall Global Conservative VP****	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks modest growth and preservation of capital.
Transamerica Foxhall Emerging Markets/Pacific Rim VP****	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Foxhall Global Growth VP****	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Foxhall Global Hard Asset VP****	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Growth Opportunities VP	Transamerica Investment Management LLC	Seeks to maximize long-term growth.
*** Formerly, Transamerica Templeton Global VP.
**** This portfolio utilizes a tactical asset allocation strategy to seek to achieve its objective by investing in underlying funds consisting of Exchange Traded Funds (“ETF’s) and money market mutual funds.  Tactical asset allocation is an investment strategy that involves keeping certain percentages of total assets invested in specific asset classes (e.g., equity, fixed-income, physical commodities, currency, etc.) and may involve frequent trading in and out of those asset classes.   Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.
2Formerly, Transamerica Legg Mason Partners All Cap VP.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Hanlon Balanced VP┴	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks current income and capital appreciation.
Transamerica Hanlon Growth VP┴	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks long-term capital appreciation.
Transamerica Hanlon Growth and Income VP┴	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks capital appreciation and some current income.
Transamerica Hanlon Managed Income VP┴	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks conservative stability.
Transamerica Index 50 VP	AEGON USA Investment Management, LLC	Seeks to balance capital appreciation and income.
Transamerica Index 75 VP	AEGON USA Investment Management, LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.
Transamerica International Moderate Growth VP*	Transamerica Asset Management, Inc. Portfolio Construction Consultant:** Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Core Bond VP	JPMorgan Investment Management Inc.	Seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.
Transamerica JPMorgan Enhanced Index VP	JPMorgan Investment Management Inc.
Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

*Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.
** In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.
┴ This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETF’s and money market mutual funds.  Tactical asset allocation is an investment strategy that involves keeping certain percentages of total assets invested in specific asset classes (e.g., equity, fixed-income, physical commodities, currency, etc.) and may involve frequent trading in and out of those asset classes.   Strategic asset allocation involves a periodic review and rebalancing of a portfolio’s initial asset mix to attempt to maintain the best asset mix for the portfolio to seek to achieve its objective, and the investments are typically longer-tem in nature. Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica JPMorgan Mid Cap Value VP+	JPMorgan Investment Advisors, Inc.	Seeks growth from capital appreciation.
Transamerica Jennison Growth VP	Jennison	[to come]
Transamerica MFS International Equity VP	MFS® Investment Management	Seeks capital growth.
Transamerica Money Market VP+++	Transamerica Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.
Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Small/Mid Cap Value VP	Transamerica Investment Management, LLC	Seeks to maximize total return.
Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica Third Avenue Value VP	Third Avenue Management LLC	Seeks long-term capital appreciation.

+This portfolio no longer accepts new investments from current or prospective investors.  If you surrender your Policy’s cash value from this portfolio, you may not reinvest in this portfolio.
++This portfolio, under normal market conditions, invests at least 80% of its net assets in high-yield, fixed-income securities, which are generally lower rated bonds commonly known as “junk bonds.”
+++There can be no assurance that the Transamerica Money Market VP portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the WRL Transamerica Money Market VP subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica U.S. Government Securities VP	Transamerica Investment Management, LLC
Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

Transamerica Van Kampen Large Cap Core VP	Morgan Stanley Investment Management, Inc. (doing business as “Van Kampen”)	Seeks capital appreciation.
Transamerica Van Kampen Mid-Cap Growth VP	Van Kampen Asset Management	Seeks capital appreciation.
Transamerica WMC Diversified Growth VP♦	Wellington Management Company, LLP	Seeks to maximize long-term growth.
FIDELITY FUNDS:
Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.:
AllianceBernstein Balanced Wealth Strategy Portfolio	AllianceBernstein L.P.	Seeks to maximize total return consistent with the Adviser’s determination of reasonable risk.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Franklin Templeton VIP Founding Funds Allocation Fund	Franklin Adviser’s Inc. Administrator: Franklin Templeton Services, LLC (FT Services) ♦♦	Seeks capital appreciation with a secondary goal of income.
♦Effective May 1, 2003, this portfolio was no longer available for sale to new investors.
♦♦Formerly, Transamerica Equity VP.
♦♦♦ In its role as Administer, FT Services provides certain administrative services and facilities for the fund. FT Services also monitors the percentage of the Fund’s assets allocated to the underlying funds and seeks to rebalance the Fund’s portfolio whenever the percentage of assets allocated to one or more of the funds and seeks to rebalance the Fund’s portfolio whenever the percentage allocated to one or more underlying funds is below or above 3% of the applicable fixed percentage.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
PROFUNDS: ♦♦♦
ProFund VP Asia 30	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index.
ProFund VP Basic Materials	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index.
ProFund VP Bull	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index SM.
ProFund VP Consumer Services	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index®.
ProFund VP Emerging Markets	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index.
ProFund VP Europe 30	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.
ProFund VP Falling U.S. Dollar	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index (USDX).
ProFund VP Financials	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index.
♦♦♦The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP International	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.
ProFund VP Japan	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average; seeks to provide a return consistent with an investment in the component equities in the Nikkei 225 Stock Average hedged to U.S. Dollars.

ProFund VP Mid-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index®.
ProFund VP Money Market±	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital.
ProFund VP NASDAQ-100	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.
ProFund VP Oil & Gas	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index.
ProFund VP Pharmaceuticals	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index.
ProFund VP Precious Metals	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index.
ProFund VP Short Emerging Markets	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Bank of New York Emerging Markets 50 ADR Index.
±There can be no assurance that the ProFund VP Money Market portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Money Market subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Short International	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

ProFund VP Short NASDAQ-100	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.
ProFund VP Short Small-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.
ProFund VP Small-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.
ProFund VP Small-Cap Value	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.
ProFund VP Telecommunications	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index.
ProFund VP UltraSmall-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.
ProFund VP U.S. Government Plus	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”).

ProFund VP Utilities	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Index.

ACCESS TRUST: ♦♦♦
Access VP High Yield Fund♦♦♦♦	ProFund Advisors LLC	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

♦♦♦The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for descriptions of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.
♦♦♦♦Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

Transamerica Asset Management, Inc. ("Transamerica Asset"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), and serves as investment adviser to the Transamerica Series Trust and manages the Transamerica Series Trust in accordance with policies and guidelines established by the Transamerica Series Trust 's Board of Trustees. For certain portfolios, Transamerica Asset has engaged investment sub-advisers to provide portfolio management services. Transamerica Asset and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Transamerica Series Trust prospectuses for more information regarding Transamerica Asset and the investment sub-advisers.
Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to Transamerica Advisors for investment model creation and maintenance to the Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica, Asset Allocation – Growth VP and Transamerica International Moderate Growth VP of the Series Trust.  Morningstar will be paid an annual fee for its services. See the Transamerica Series Trust prospectuses for more information regarding Morningstar.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees.  For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments.  FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended.  See the Fidelity VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

           ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor and provides management services to all of the ProFunds and Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds or Access Trust portfolio in accordance with policies and guidelines established by the ProFunds’ or the Access Trust’s Board of Trustees.  ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  See the ProFunds and Access Trust prospectuses for more information regarding ProFund Advisors.

AllianceBernstein L.P., located at 1345 Avenue of the Americas, New York, New York 10105 serves as investment adviser to the Alliance Bernstein Variable Products Series Fund, Inc. and manages the AllianceBernstein Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors.  Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.

Franklin Advisers, L.P. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403 serves as investment advisor to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Templeton VIP Founding Funds Allocation Fund.  Franklin Templeton Services, LLC (“FT Services”) serves as administrator for the portfolio and provides certain administrative services and facilities for the advisor, and oversees rebalancing of the portfolio’s assets.  FT Services will be paid a fee for its services from the portfolio.  Franklin oversees the investment and reinvestment of the portfolio’s assets in accordance with policies and guidelines established by the Trust’s Board of Trustees.  Please see the portfolio’s prospectus for more information regarding Franklin and FT Services.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”)  We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners.  We have included the Series Trust portfolios at least in part because they are managed by Transamerica Asset, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance.  Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. Please Note: Certain portfolios have similar names .It is important that you state or write the full name of the portfolio to which you wish to direct your allocation to when you submit an allocation request.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports.  Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio.  After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote.  Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.  The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	the death benefit, cash and loan benefits;
	•	investment options, including premium allocations;
	•	administration of elective options; and
	•	the distribution of reports to owners.

Costs and expenses we incur:	•	costs associated with processing and underwriting applications;
	•	expenses of issuing and administering the Policy (including any Policy riders);
	•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and
	•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and
	•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the premium expense charge.

The premium expense charge is equal to:	•	0% of all premium payments in the first year and 3.0% of all premiums you pay thereafter.
•
Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.  Although state premium tax rates imposed on us vary from state to state, the premium expense charge we deduct will not vary with the state of residence of the policyowner.

Monthly Deductions

We take monthly deductions from the cash value on the Policy date and on each Monthiversary prior to attained age 100. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

The monthly deductions are equal to:	•	the monthly Policy charge for the Policy; plus
	•	the monthly cost of insurance charge for the Policy (including any surcharge associated with flat or table substandard ratings); plus
	•	the monthly per unit charge for the Policy; plus
	•	the portion of the monthly deductions for any benefits provided by riders attached to the Policy; plus
	•	any decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge (for Policies applied for on or after October 30, 2008):

•	This charge currently equals $10.00 each Policy month through insured’s attained age 99, and $0 starting at age 100. After the first Policy year, we may increase this charge.
•	We guarantee this charge will never be more than $12.00 per month through age 99 and will be $0 starting at insured’s attained age 100.
•	This charge is used to cover aggregate Policy expenses.

Monthly Policy Charge (for Policies applied for before October 30, 2008 and issued before January 1, 2009):

•	This charge currently equals $8.00 each Policy month through insured’s attained age 99, and $0 starting at age 100. After the first Policy year, we may increase this charge.
•	We guarantee this charge will never be more than $15.00 per month through age 99 and will be $0 starting at insured’s attained age 100.
•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

•	We deduct this charge each month. It varies each month and is determined for the Policy as follows:

1. reduce the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount, then, each increase in specified amount starting with the oldest increase, then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount);

2. multiply each layer of net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate for that layer; and add the results together.
BASE POLICY:
•	Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:
> Band 1: $50,000 - $499,999
> Band 2: $500,000 - $999,999
> Band 3: $1,000,000 or more
•	The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.
•	Cost of insurance rates are generally lower for each higher band of specified amount.
•
We determine your specified amount band by referring to the specified amount in force for the Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

FOCUS POLICY
Your monthly current cost of insurance rate depends, in part, on your specified amount band:
•	The specified amount bands available under the Focus Policy are:
> Band 2: $500,000 - $999,999
> Band 3: $1,000,000 or more

•	The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.
•	Cost of insurance rates are generally lower for each higher band of specified amount.
•
We determine your specified amount band by referring to the specified amount in force for your Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

EXEC POLICY
Your monthly current cost of insurance rate depends, in part, on your specified amount band:
•	The specified amount bands available under the Xcelerator Exec Policy are:
> Band 1: $100,000- $249,999
> Band 2: $250,000- $499,999
> Band 3: $500,000- $999,999
> Band 4: $1,000,000 or more
•	The cost of insurance charge is deducted monthly and is determined the same way as specified in 1 and 2 above; and
•	Cost of insurance rates are based on different guaranteed rates and are not based on specified amount band.
•	For Exec Policies, the current cost of insurance rates for the first Policy year are fixed at issue and we guarantee not to change them.
Monthly Per Unit Charge:
This charge equals:
> the monthly per unit charge for the specified amount on the Policy date; plus
> the monthly per unit charge for any in-force riders on the Policy that have a monthly per unit charge; plus
> the monthly per unit charge for each increase in specified amount caused by either a rider or a requested increase; minus
> the monthly per unit charge for any specified amount that has been decreased.

•
Currently we deduct this charge each month during the first 8 years from the Policy date, and 8 years following the date of any increase in specified amount or the addition of any rider.  We guarantee the duration of this charge to be no more than 20 years following the Policy date, and no more than 20 years following the date of any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) for the Base and Focus policies.  For an Exec Policy, the guaranteed duration of this charge is to age 100.

•
The monthly per unit charge that is set on the Policy date is based on the issue age of the insured and the applicable specified amount rate band then in effect. A separate monthly per unit charge is assessed for up to 20 years (Base and Focus policies) following each increase in specified amount and the rate of that charge is based on the insured's age and rate band in effect at the time of any increase in specified amount.

•
For an Exec Policy, the guaranteed duration of this charge is to age 100. The rate of the monthly per unit charge applied under your Policy depends on the application date and/or issue date of your Policy.

•
Each month the applicable specified amount rate band then in effect is used to determine the rate at which the monthly per unit charge will be calculated for each layer of specified amount in force on the Policy.  The Focus Policy offer lower monthly per unit charges provided that the year one allocation percent remains constant.

•	We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Base Policy or Focus Policy, which may be at a lower level of charge than is applied to the Policy.

Optional Insurance Riders:

•	The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates and consider a number of factors, including, but not limited to: the insured's issue age on the Policy date; issue age at the time of any requested increase in specified amount; specified amount band; gender; underwriting class; and the length of time from the Policy date or from the date of any requested increase in specified amount.  The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest; payment of premiums; the fees and charges deducted under the Policy; the death benefit option you chose; as well as any Policy transactions (such as loans, cash withdrawals, transfers, and changes in specified amount).  The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time.  The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. For Policies applied for on or after October 30, 2008, these guaranteed rates are based on the 2001 C.S.O. Tables and the insured's attained age, gender, and underwriting class; for Policies applied for before October 30, 2008 and issued before January 1, 2009, these guaranteed rates are based on the 1980 C.S.O. Tables and the insured's attained age, gender, and underwriting class. For non sub-standard rate classes, these guaranteed rates will never be greater than the rates in the 2001 or 1980 C.S.O. Tables that are relevant to your Policy.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on the insured’s issue age and underwriting class at the time of the increase, gender, and the length of time since the increase.  Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge and monthly per unit charges.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance charge and monthly per unit charges.  Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and thereafter reduce the initial specified amount.

If you have selected the Inflation Fighter Rider (for Base and Focus policies) and you request a decrease in specified amount of your Policy, you will forfeit any future increases in specified amount generated by that rider.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes.  We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain Policies on a simplified issue, guaranteed issue or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are based on the same C.S.O. tables as the guaranteed cost of insurance rates applied to the basePolicy  (i.e., without riders), and are substantially the same as the guaranteed cost of insurance rates applied to the base Policy net amount at risk, except that current rates are not guaranteed for the first three (3) years under the riders..

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

• your Policy's cash value in each subaccount; multiplied by • the daily pro rata portion of the annual mortality and expense risk charge rate of up to 0.75%.

The annual rate for the mortality and expense risk charge is equal to 0.75% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.30% after the first 15 Policy years.  We may reduce this charge to 0.00% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge (Base and Focus Policies)

If you surrender your Policy completely during the first 8 years (or during the 8-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount, and the surrender charges calculated for each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider), unless there has been a reduction in specified amount for which a decrease charge was applied.

The initial specified amount has an 8-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and underwriting class on the Policy date. Each increase in specified amount has its own 8-year surrender charge period and surrender charges that are based upon the insured's issue age, gender and underwriting class at the time of the increase.

There is no surrender charge if you wait until the end of the 8th Policy anniversary to surrender your Policy and you have not selected the Inflation Fighter Rider and you have not increased your specified amount within the past 8 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.  The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including registered representative sales commissions, and printing and advertising costs, as well as aggregate Policy expenses.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
•	investment performance is low.

In addition, surrender charges that apply for 8 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of specified amount is calculated as:	•	the surrender charge per $1,000 of specified amount in the layer (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by
	•	the number of thousands of specified amount in the layer; multiplied by
	•	the surrender charge factor.

The surrender charge per thousand is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A-1 (for Policies applied for on or after October 30, 2008) and Appendix A-2 (for Policies applied for before October 30, 2008 and issued before January 1, 2009).

The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force (including specified amount increases generated by the Inflation Fighter Rider). The surrender charge factor varies by the insured's issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

For Base Policies Applied For On Or After October 30, 2008

Surrender Charge Factors
	Factor for Issue Ages
End of Policy Year*	0-39	40-59	60-64	65-80	81-85
At Issue	1.00	1.00	1.00	1.00	1.00
1	1.00	1.00	.80	.80	.69
2.87		.75	.75	.70	.65
3.70		.70	.70	.65	.62
4.60		.60	.60	.60	.58
5.40		.40	.40	.40	.40
6.30		.30	.30	.30	.30
7.20		.20	.20	.20	.20
8.00		.00	.00	.00	.00

*The factor on any date other than a Policy anniversary, or anniversary of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

•
Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $ 17.69. This is multiplied by the surrender charge factor of 0.40.

The surrender charge	= x x =	the surrender charge per $1,000 ($ 17.69) the number of thousands of initial specified amount (100) the surrender charge factor (0.40) $ 707.60

              For Focus Policies Applied For On Or After October 30, 2008

Surrender Charge Factors Issue Ages
End of Policy Year*	0-39	40-59	60-64	65-85
At Issue	1.000	1.000	1.000	1.000
1	1.000	1.000	0.800	0.800
2	0.870	0.750	0.750	0.700
3	0.700	0.700	0.700	0.650
4	0.600	0.600	0.600	0.600
5	0.400	0.400	0.400	0.400
6	0.300	0.300	0.300	0.300
7	0.200	0.200	0.200	0.200
8	0.000	0.000	0.000	0.000
*The factor on any date other than a Policy anniversary, or anniversary of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

•
Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $500,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $ 11.94. This is multiplied by the surrender charge factor of 0.40.

The surrender charge	= x x =	the surrender charge per $1,000 ($ 11.94) the number of thousands of initial specified amount (500) the surrender charge factor (0.40) $ 2,388.00

For Base and Focus Policies Applied For Before October 30, 2008 and Issued Before January 1, 2009

Surrender Charge Factors
Issue Ages
End of Policy Year*	0-39	40-59	60-80	81-85
At Issue	1.00	1.00	1.00	1.00
1	1.00	1.00	.80	.69
2.87		.75	.70	.65
3.70		.70	.65	.62
4.60		.60	.60	.58
5.40		.40	.40	.40
6.30		.30	.30	.30
7.20		.20	.20	.20
8+	.00	.00	.00	.00

*The factor on any date other than a Policy anniversary, or anniversary of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

•
Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $500,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $21.60. This is multiplied by the surrender charge factor of .40.

The surrender charge	= x x =	the surrender charge per $1,000 ($21.60) the number of thousands of initial specified amount (500) the surrender charge factor (.40) $4,320.00

Decrease Charge (Base and Focus Policies)

If you decrease the specified amount during the first 8 Policy years (or during the 8-year period following an increase in specified amount), we will deduct a decrease charge from your cash value. We will deduct the charge as part of your monthly deductions on the Monthiversary on which the decrease in specified amount is effective.

The decrease charge is equal to:	•	the surrender charge as of the date of the decrease applicable to that portion of the layer of the specified amount that is decreased. See “Surrender Charge” above.

Decreases in specified amount will be applied on a last-in, first-out basis to the current specified amount in force. The decrease charge will first be calculated based on the current surrender charge applicable to the most recent increase in specified amount still in force. If the amount of the decrease in specified amount is greater than the most recent increase in specified amount, then the charge will also be calculated based on the surrender charges applicable to the next most recent increases, successively, and then will also be calculated based on any remaining surrender charge on the initial specified amount, up to the amount of the requested decrease.

Example:

January 1, 2001                                                                Policy issued for $300,000
January 1, 2004                                                                Policy increased by $200,000
January 1, 2005                                                                Policy decreased by $100,000

If the surrender charge on January 1, 2005 (before the decrease) is:

 Layer of
Specified Amount                                              Surrender Charge

$300,000                                                                $4,656
$200,000                                                                $3,624

The $200,000 layer is reduced to $100,000 on January 1, 2005 and a surrender charge of $1,812 is applied.

100
200           x           $3,624                      =           $1,812

We will not deduct the decrease charge from the cash value when a specified amount decrease results from:

•	a change in the death benefit option; or
•	a cash withdrawal (when you select death benefit Option A or when you choose death benefit Option C and the insured’s attained age is 71 or higher).

If a decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

We will determine the decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the decrease charge will cause the Policy to begin a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

Transfer Charge

•	We currently allow you to make 12 transfers each year free of charge.
•	Except as listed below, we charge $25 for each additional transfer.
•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
•	We deduct the transfer charge from the amount being transferred.
•
Transfers resulting from loans, the exercise of conversion rights, or the reallocation of cash value immediately after the reallocation date, currently do not count as transfers for the purpose of assessing this charge.

•	Transfers via the Internet do not count as transfers for the purpose of assessing this charge.
•	Transfers among the ProFunds and/or Access Trust subaccounts do not count as transfers for the purpose of assessing this charge.
•	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing this charge.
•	We will not increase this charge.

Loan Interest Spread

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary.  We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%.  After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed).  After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%.  After the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Cash Withdrawal Charge (Base and Focus Policies)

•	After the first Policy year, you may take one cash withdrawal per Policy year.
•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
•	We deduct this amount from the withdrawal, and we pay you the balance.
•	We will not increase this charge.

Exec Policies allow 12 withdrawals per year and there is no withdrawal charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

The following riders are available under the Base Policy, Focus Policy and Exec Policy,, subject to any restrictions as described in “Supplemental Benefits (Riders)”:

•
Living Benefit Rider.  We reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit.  The discount factor is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan interest rate, whichever is greater. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

•
Disability Waiver of Monthly Deductions Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•
Disability Waiver of Premium Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

The following riders are available under the Base and Focus Policies only:
•
Inflation Fighter Rider.  Annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under the Policy.  The new layer of cost of insurance charge and monthly per unit charge resulting from the annual increase in specified amount will be set based on the insured’s issue age and duration from issue.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.
•
Accidental Death Benefit Rider.  We assess a cost of insurance charge based on the insured’s attained age and rider specified amount.  Cost of insurance charges generally will increase each year with the age of the insured.

•
Other Insured Rider.  We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider specified amount.  We assess a monthly per unit charge based on each insured’s issue age, Policy year and the rider face amount.  Cost of insurance charges and monthly per unit charges generally will increase each year with the age of the insured. These charges will vary based on whether the 1980 C.S.O. Tables or the 2001 C.S.O. Tables are applicable to your Policy, which depends on the application and issue dates of your Policy.

•
Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider specified amount.  We assess a monthly per unit charge based on the insured’s issue age, Policy year and the rider specified amount.  Cost of insurance charges generally will increase each year with the age of the insured. These charges will vary based on whether the 1980 C.S.O. Mortality Table or the 2001 C.S.O. Mortality Tables are applicable to your Policy, which depends on the application and/or issue date of your Policy.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares.  Some portfolios also deduct 12b-1 fees from portfolio assets.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur.  We (and/or our affiliates) generally receive three types of payments:

•
Rule 12b-1 Fees.  Our affiliate, Transamerica Capital, Inc. (“TCI”), serves as the principal underwriter for the Policies. TCI receives some or all of the 12b-1 fees from the funds.  Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us.  These fees range from 0.00% to 0.35% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•
Administrative, Marketing and Support Service Fees (“Service Fees”).  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI.  These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets.  The amount of of this compensation is based on a percentage of the assets of the particular fund portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.45%***
ProFunds	0.50%	Access One Trust	0.50%
AllianceBernstein	0.25%	Franklin Templeton	0.35%

* Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.  We and TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or TCI provide.
** Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability.  During 2009 we received $___  million from Transamerica Asset.
*** We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

Other payments.  We and our affiliates, including TCI, Transamerica Fund Advisors, Inc.(“TFA”)  (formerly,  InterSecurities, Inc). and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates.  These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets.  Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information.  Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

 [For the calendar year ended December 31, 2009, TCI received revenue sharing payments ranging from $____ to $_______ (for a total of $_______) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price Associates, Inc.; American Century Investment Management; MFS Investment Management; Transamerica Investment Management, LLC; Pacific Investment Management Company LLC; Jennison Associates; Lehman Brothers; Legg Mason; Alliance Bernstein; Federated Funds; Fidelity Funds; ING Clarion; Merrill Lynch;  BlackRock; Columbia Management LLC; JPMorgan Investment Management, Inc.; Oppenheimer Funds; Dreyfus; Evergreen Funds; Franklin Portfolio Associates; Franklin Templeton; Janus Capital; Natixis Asset Management Advisors; Putnam; Schroder; Van Kampen; and Vanguard.]

Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

Your Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group Policy.  The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.  There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued.  Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences.  All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries before the death of the insured;
•	to receive amounts payable before the death of the insured;
•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);
•	to change the owner of the Policy; and
•	to change the specified amount or death benefit option type of the Policy.

At issue, the owner must select either the guideline premium tax test or the cash value accumulation tax test on the Policy application.  Once selected, this tax test cannot be changed.

No designation or change in designation of an owner will take effect unless we receive written request thereof.  The request will take effect as of the date we receive it, in good order, at our mailing address, subject to payment or other action taken by us before it was received.

Modifying Your Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary.  No agent may bind us by making any promise not contained in the Policy.

              Upon notice to you, we may amend the Policy:
•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	to assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	to reflect a change in the operation of the separate account; or
•	to provide additional subaccounts and/or fixed account options.

We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Purchasing a Policy

To purchase a Policy, you must submit a completed application, in good order (listing your choice of death benefit option and tax test, among others), and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you.  Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Base Policy is $50,000 ($500,000 for a Focus Policy and $100,000 for an Exec Policy).  We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage.  We offer the following specified amount bands of coverage for the Base Policy:
>	band 1: $50,000 - $499,999
>	band 2: $500,000 - $999,999
>	band 3: $1,000,000 and over
Only bands 2 and 3 above are available under the Focus Policy.

We offer the following four specified bands of coverage under the Exec Policy:

                 band 1: $100,000 - $249,999
                 band 2: $250,000 - $499,999
                 band  3: $500,000 - $999,999
                 band 4: $1,000,000 or more

We generally will only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Base Policy or Focus Policy to you if the insured is over age 85 (or 80 for an Exec Policy). The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or
•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by state and/or underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	the amounts applied for under all conditional receipts issued by us; or
	•	$500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	•	the date of application; or
•
the date of the last medical examination, test, and other
screenings required by us, if any (the “Effective
Date”).  Such conditional insurance will take effect as
of the Effective Date, as long as all of the following
requirements are met:

1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

		2.	As of the Effective Date, all statements and answers given in the application must be true;
3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured;

4.
All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our  mailing address within 60 days of the date the application was signed; and

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	a.	60 days from the date the application was signed;
	b.	the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	c.	when the insurance applied for goes into effect under the terms of the Policy applied for; or
	d.	the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	•	the conditional receipt is not valid unless:
> all blanks in the conditional receipt are completed; and
> the receipt is signed by a registered representative or authorized Company representative.

Other limitations:	•	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage.  In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, the Policy will be issued and full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date (the record date, if Policy is backdated).  Any premium payments we receive before the Policy date (record date, if applicable) will be held in a non-interest bearing suspense account.  On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated as follows: (i) to the subaccounts and/or the fixed account as you specified in your application, if your state does not require a full refund of the initial premium; or (ii) to the reallocation account, if your state requires us to return your initial premium in the event you exercise your free-look right.  While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.  Please note: Your premiums are credited on the date that the Policy is issued, not the backdated Policy date.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request as follows:

Transaction Type	Priced when received at our
payment by check	mailing address, unless another address appears on your billing coupon
transfer request	administrative office
payment by wire transfer	administrative office
electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments)	administrative office

We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy full insurance coverage begins.   However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.  Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount.  Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Changes After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue, with the following changes, unless state law otherwise requires:

•	We will no longer accept any further premium payments;
•	We will no longer deduct the monthly deductions;
•	We will continue to deduct the mortality and expense risk charge, if any;
•	Interest will continue to accrue on any Policy loans, as before, and all loans, new and existing, are considered preferred loans;
•	We will continue to accept Policy loan repayments and loan interest payments; and
•	We will continue to permit Policy loans and withdrawals to be made.

 FOCUS POLICY

A Focus Policy differs from the Base Policy in the following ways:

•	The Policy’s minimum specified amount must be at least $500,000 (Band 2);
•	Mandatory first year premium allocation to a limited number of designated subaccounts (see details below);
•	Current monthly per unit charges are lower for the entire duration of your Policy if the allocations to the designated subaccounts remain unchanged by you during the first Policy year;
•
Any transfers or changes in premium allocation choices you make from the designated subaccounts in the first Policy year may result in Western Reserve’s raising the current monthly per unit charges to the same levels as the Base Policy; and

•	The minimum no lapse period is reduced as indicated below:

The minimum specified amount for the Focus Policy is $500,000.  During the first Policy year, we will designate the subaccounts to which you must allocate your premiums and the percentage allocations to each such designated subaccount.  Your premium allocations will automatically be invested in the subaccounts we designate – currently WRL Transamerica JPMorgan Core Bond VP, WRL Transamerica Federated Market Opportunity VP, WRL Transamerica Money Market VP and the Fidelity VIP Index 500 Portfolio – according to the premium allocation percentages in effect at that time.  We reserve the right to change the designated subaccounts and the percentage allocations to each designated subaccount for future Policies.  Before purchasing a Focus Policy, you should consult your registered representative for information about the current subaccount and allocation percentages applicable to these Policies.

To receive the lower monthly per unit charge for the period during which that charge applies, you may not make transfers from the designated subaccounts to other subaccounts or the fixed account or modify the allocation percentages during the first Policy year. After the first Policy year, you may make transfers from the designated subaccounts to any of the other subaccounts, including the fixed account, available under the Policy and modify the allocation percentages.  If you make a transfer out of any of the designated subaccounts or modify the allocation percentages during the first Policy year, we reserve the right to increase your monthly per unit charge and keep these higher charges in effect for the life of the Policy.

Please note:

•	We will not allow dollar cost averaging or Internet transfers during the first Policy year.
•
To receive a lower monthly per unit charge for the period during which that charge applies, an owner who elects to enter the asset rebalancing program must maintain the mandated percentage allocations in the designated investment subaccounts during the first Policy year.  To change the investment subaccounts or to modify the percentage allocations in subsequent Policy years, an owner must re-enter the asset balancing program by completing and submitting a new asset rebalancing request form.

A Focus Policy will have a shorter no lapse period.  For a Policy issued to an insured ages 0 – 56, the no lapse date is the same date as the Policy’s eighth anniversary.  For a Policy issued to an insured ages 57 – 60, the no lapse date is the Policy anniversary at the insured’s attained age 64.  For a Policy issued to an insured ages 61 – 85, the no lapse date  is the fourth Policy anniversary.  The no lapse date is specified in your Policy.

The Focus Policy may not be available in all states.

 EXEC POLICY

We may issue an Exec Policy where a business entity or a trust is usually the owner of an individual Policy or a collection of individual Policies styled in the manner of a group-sponsored arrangement.  Such Policies generally are purchased as a part of strategic structures used to implement a business or estate plan.  Such strategic structures may be subject to special tax rules and consequences, specific accounting procedures and requirements, and/or certain legal restrictions.

An Exec Policy differs from a Base Policy or a Focus Policy in the following ways:

•	Minimum specified amount, banding, underwriting classes, and issue ages are different;
•	There is no surrender charge;
•	Minimum no lapse period is not available;
•	There is no withdrawal charge and a maximum of 12 withdrawals per Policy year are allowed;
•	Only Death Benefit Options A and B are available under the Policy;
•	Decreases in specified amount after Policy year 7 will allow a one-time decrease of up to 50% (instead of the 20% allowed for the Base and Focus Policies);
•	Cost of Insurance rates are different;
•	Monthly Per Unit Charges are different. The maximum period during which per unit charges are payable is to the anniversary when the insured attains age 100;
•	For non-substandard rate class, the guaranteed cost of insurance rates will never exceed the rates in the 2001 or 1980 C.S.O. Tables with no Tobacco distinction that is applicable to your Policy; and
•
Only the Living Benefit Rider, the Disability Waiver of Monthly Deductions Rider, and the Disability Waiver of Premium Rider, are available on Exec Policies, and the disability riders are available only under fully underwritten Policies.

•	The Exec Policy does not have a surrender charge, decrease charge or a withdrawal charge.

The Exec Policy may not be available in all states.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. Please note:  The fixed account may not be available in all states, and, under the Focus Policy, special allocation restrictions apply during the first Policy year.  (See “Your Policy – Focus Policy” above).

The following guidelines apply under the Base and Exec Policies (in all Policy years) and after the first Policy year under the Focus policies:

•	allocation percentages must be in whole numbers;
•
if you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $100 monthly;

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000; and
•
unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000.  (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address, or calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. Please note: Certain subaccounts have similar names.  When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation.The change will be effective as of the valuation date on which we receive the change, in good order, at our mailing address or our administrative office. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our  mailing address, or at the address on your billing coupon (for payments made by check) or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions),  before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. The reallocation date is the date we allocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application.  If your state requires us to return the full premium in the event you exercise your free-look right, the reallocation date stated in your Policy is as long as we estimate your free-look period to last.

Under the Focus Policy, on the first valuation date on or after the reallocation date, we will reallocate all cash value to a limited number of subaccounts that we designate, in the percentages that we designate.  (See “Your Policy – Focus Policy.”)  Under the Base and Exec Policies, if you do not request dollar cost averaging, then we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application, on the first valuation date on or after the reallocation date.

If  however, you requested dollar cost averaging, then on the reallocation date, we will reallocate the cash value either to the fixed account, the WRL Transamerica Money Market VP subaccount or the WRL Transamerica JPMorgan Core Bond VP subaccount (depending on which account or subaccount you selected on your application).

For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.  See "Minimum Monthly Guarantee Premium" below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy still may lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deductions when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium (Base and Focus Policies)

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

No Lapse Period Guarantee. Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount (including specified amount increases generated by the Inflation Fighter Rider) or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, specified amount requested, and your Policy’s applicable C.S.O. Table. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount (including specified amount increases generated by the Inflation Fighter Rider), or if any of the riders are added, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse period is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued interest and minus any decrease charge) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

After the no lapse guarantee period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

For a Base Policy issued to any insured 0-55, the no lapse date is the same date as the Policy’s 10th anniversary.  For a Base Policy issued to an insured ages 56-60, the no lapse date is the Policy anniversary at the insured’s attained age 65.  For a Base Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary.  The no lapse date is specified in your Policy.  The minimum no lapse period is not available under the Exec Policy (see “Your Policy -  Exec Policy”).

A Focus Policy will have a minimum no lapse period.  For a Policy issued to an insured ages 0-56, the no lapse date is the same date as the Policy’s eighth anniversary.  For a Policy issued to an insured ages 57-60, the no lapse date is the Policy anniversary at the insured’s attained age 64.  For a Policy issued to an insured ages 61-85, the no lapse date is the fourth Policy anniversary.  The lapse date is specified in your Policy.

Premium Limitations

We may require premium payments to be at least $50 ($1,000 if by wire). We may return premiums less than the minimum. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitation, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (See “Death Benefit” for more information regarding the guideline premium test.)  This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment, with interest, within 60 days after the end of that Policy year.  In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. If you choose the guideline premium test there are additional premium limitations.  We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments. We will deduct certain charges from your premium payments.  We will accept premium payments by wire transfer.
If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring federal funds to us.

Tax-Free Exchanges ("1035 Exchanges"). We will accept part of or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative.  We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•
Each Policy year, the Policy allows a cumulative transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred out of the fixed account in the previous Policy year.  Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we modify or stop this current practice, we will notify you at the time of your transfer.

•
Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve account, following the transfer would exceed $250,000. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•
You currently may request transfers in writing to our mailing address (in a form we accept), or by fax or by telephone to our administrative office, or electronically through our website (www.westernreserve.com). Please Note:  Certain subaccounts have similar names. Iit is important that you state or write the full name of the subaccount when making a transfer request.

•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	Except as listed below, we deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
•	We consider all transfers made in any one day to be a single transfer.
•
Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date, are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
•	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
•	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received, in good order,  in writing  at our mailing address, or by fax or telephone at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity.  If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy.  This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders.  Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

           Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios).  These risks and harmful effects include:

(1)
dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:
(a)	impeding a portfolio manager’s ability to sustain an investment objective;
(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

                (3)           increased brokerage and administrative expenses.

           These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

           We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading.  Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

           Detection.  We employ various means in an attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring we may not be able to detect nor halt all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected, or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

           Deterrence.  If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading.  Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products).  As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges.  We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers.  This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail.  We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.  Please note: If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing those services.

           We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations; or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer; or (3) because of a history of market timing or disruptive trading.  We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis.  We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit.  We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed.  For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

           In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers.  We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio.  To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•           impose redemption fees on transfers;
•
expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•           provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a defensive transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a defensive transfer restriction).  As noted above, we do not impose a defensive transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

           Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity.  Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection.  As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policyowners or intermediaries acting on their behalf.  Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate: (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product.  In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

           Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures.  The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading.  Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers.  Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios.  In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you.  If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

           Omnibus Order.  Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products.  The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures.  We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.  In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Trust Subaccounts.  Because the above restrictions do not apply to the ProFunds or Access Trust subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management and increased expenses).

Telephone, Fax and Online Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to our interfund fax number 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620).You also may request transfers electronically through our website, www.westernreserve.com. Please note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation.

Please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax transfer order in writing.
•	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our mailing address.
•	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
•
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your registered representative's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we change this, we will notify you.  This current restriction does not apply if you have selected dollar cost averaging.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

>	25% of the amount in the fixed account; or
>	the amount you transferred from the fixed account in the immediately preceding Policy year.

We will make the transfer at the end of the valuation date on which we receive the request in good order, at our administrative office (for telephonic and facsimile transactions) or at our mailing address (for written correspondence).  We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.  Transfers from the fixed account are not available through the Internet.  Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

New Jersey:  If your Policy was issued in the State of New Jersey, the fixed account is not available to you.  You may not direct or transfer any money to the fixed account.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing, in good order, to our mailing address.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market VP subaccount, the WRL Transamerica JPMorgan Core Bond VP subaccount or the fixed account to a subaccount that you choose.  We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our mailing address, provided that we receive the form by the 25th day of the month.  Please note:  Because of allocation restrictions that apply during the first Policy year under the Focus Policy, owners of the Focus Policy cannot elect to participate in the dollar cost averaging program until after the first Policy year if they wish to receive a lower monthly per unit charge for the period during which that charge applies.

To start dollar cost averaging:	•	You must submit to us at our mailing address a completed form, in good order, signed by the owner requesting dollar cost averaging;
	•	You may be required to have at least $5,000 in each account from which we will make transfers;
	•	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100; and
	•	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	•	We receive at our mailing address a request, in good order, to discontinue participation from you, your registered representative or your agent of record;
	•	The value in the accounts from which we make the transfers is depleted;
	•	You elect to participate in the asset rebalancing program; or
	•	You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program, we will stop making dollar cost averaging transfers without a new completed dollar cost averaging request form, signed by the owner.  We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected.  Asset rebalancing is not available with the fixed account.  Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address, we will change your premium allocation instructions to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated.  We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	You must submit to us at our mailing address, in good order, a completed asset rebalancing request form signed by the owner; and
	•	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	•	You elect to participate in the dollar cost averaging program;
	•	We receive, in good order, at our mailing address a request to discontinue participation from you, your registered representative or your agent of record;
	•	You make any transfer to or from any subaccount other than under a scheduled rebalancing; or
	•	You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Please note:  The asset rebalancing program operates the same way for all of the Policies.  To receive a lower monthly per unit charge for the period during which that charge applies, a Focus Policy owner must submit an asset rebalancing request that follows the specific allocation restrictions applicable under the Focus Policy—i.e., a Focus Policy owner must request that the mandated percentage allocations in the designated investment subaccounts be maintained during the first Policy year.  To change the investment subaccounts or to modify the percentage allocations in subsequent Policy years, a Focus Policy owner must re-enter the asset balancing program by completing and submitting a new asset rebalancing request form.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies.  Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.  Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59½.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor.  Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in the details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your registered insurance agent or investment advisor.  We reserve the right to discontinue doing so at any time and for any reason.  We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf.  The administrative agreement may impose limitations on the insurance agent’s or investment advisor’s ability to request financial transactions on your behalf.  These limitations, which are discussed in the section above entitled “Transfers – Disruptive Trading and Market Timing,” are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio or are intended to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

 Please note: Limitations that we may impose on your insurance agent or investment advisor do not apply to financial transactions requested by an owner on the owner’s own behalf, except as otherwise described in this prospectus.

Policy Values

Cash Value

•
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

•	serves as the starting point for calculating values under a Policy;
•	equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan;
•	is determined on the Policy date and on each valuation date; and
•	has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address.

Net surrender value on any valuation date equals:	•	the cash value as of such date; minus
	•	any surrender charge as of such date; minus
	•	any outstanding Policy loan amount; minus
	•	any accrued Policy loan interest.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.”  At the end of any valuation period, the subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	•	the initial units purchased at unit value on the Policy date, or reallocation date, if different; plus
	•	units purchased with additional net premium(s); plus
	•	units purchased through transfers from another subaccount or the fixed account; minus
	•	units redeemed to pay for monthly deductions; minus
	•	units redeemed to pay for cash withdrawals; minus
	•	units redeemed as part of a transfer to another subaccount, the loan reserve account or the fixed account; minus
	•	units redeemed to pay for a decrease charge because of any specified amount decreases; minus
	•	units redeemed to pay cash withdrawal charges and transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received; (i) at our mailing address (for written requests and payments by check); (ii) at our administrative office (for requests by fax or telephone or for payments made trough electronic credit and debit transactions); or (iii) electronically through our website.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	•
the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period.  This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	•	the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	•	the sum of net premium(s) allocated to the fixed account; plus
	•	any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	total interest credited to the fixed account; minus
	•	amounts charged to pay for monthly deductions; minus
	•	amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals or transfer or decrease charges; minus
	•	amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

Provided that the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our administrative office of proof, in good order, of the insured's death, plus written direction (from each eligible recipient, in good order, of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	•	the death benefit (described below); minus
	•	any monthly deductions due during the grace period (if applicable); minus
	•	any outstanding loan amount and accrued loan interest; plus
	•	any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

Death Benefit

Your Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.  The Exec Policy offers only death benefit Option A or Option B.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes.  The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits that are consistent with such an increase.  Adjustments will be reflected in the monthly deductions.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GLPT)” or a “cash value accumulation test (CVAT).  You must choose either the GLPT or the CVAT before the Policy is issued.  Once the Policy is issued, you may not change to a different test.  The death benefit will vary depending on which test is used.

The GLPT has two components, a premium limit component and a corridor component.  The premium limit restricts the amount of premium that can be paid into the Policy.  The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the cash value.  The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age, gender and underwriting class of the insured) of the cash value, adjusted for certain riders.

The corridor under the CVAT is different from the corridor under the GLPT.  Specifically, the CVAT corridor requires more death benefit in relation to cash value than is required by the GLPT corridor.  Therefore, for a Policy in the corridor with no riders, as your cash value increases your death benefit will increase more rapidly under CVAT than it would under GLPT.

Your Policy will be issued using the GLPT unless you choose otherwise.  In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

Under the Guideline Premium Test

Death Benefit Option A equals the greater of:	1.	the current specified amount; or
	2.	a specified percentage called the "limitation percentage," as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured's date of death; or
	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

Attained Age                                                                              Limitation Percentage
40 and under                                                                                           250%
41 to 45                                                           250% minus 7% for each age over age 40
46 to 50                                                           215% minus 6% for each age over age 45
51 to 55                                                           185% minus 7% for each age over age 50
56 to 60                                                           150% minus 4% for each age over age 55
61 to 65                                                           130% minus 2% for each age over age 60
66 to 70                                                           120% minus 1% for each age over age 65
71 to 75                                                           115% minus 2% for each age over age 70
76 to 90                                                                                       105%
91 to 95                                                           105% minus 1% for each age over age 90
96 to 99                                                                                       100%
      100 and older                                                                              101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Guideline Premium Test  Illustration. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. (The figure $40,000 is derived by solving for cash value in the following calculation: $100,000= 250% multiplied by cash value.)  Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option A equals the greater of:	1.	the current specified amount; or
	2.
a specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the difference of the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage and the net single premium for riders under the cash value accumulation test are calculated as specified under Section 7702. They are based on the insured’s gender, underwriting class, specified amount band, and attained age at the beginning of each Policy year and will differ depending on whether your Policy was issued under the 2001 or 1980 C.S.O. Tables.

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Cash Value Accumulation Test Illustration. Assume that a Policy has had no withdrawals or decreases in specified amount, and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the Policy, not including the rider, must be equal to or be greater than 297% of the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the Policy, not including the rider, will exceed the $100,000 specified amount.  The figure of $48,520 is derived by solving for cash value in the calculation $100,000 = 297% multiplied by (cash value minus $14,850): 297% multiplied by ($48,520 – $14,850) = $100,000.  Each additional dollar added to the cash value above $48,520 will increase the death benefit of the Policy, not including the rider, by $2.97.

Similarly, as long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the Policy, not including the rider, by $2.97. If at any time the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the Policy, not including the rider, will equal the specified amount of the Policy.

Under the Guideline Premium Test

Death Benefit Option B equals the greater of:	1.	the current specified amount, plus > the cash value on the insured's date of death; or
	2.	the limitation percentage, as shown on your Policy’s schedule page, multiplied by > the cash value on the primary insured's date of death; or
	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Guideline Premium Test Illustration. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, then the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived by solving for cash value in the calculation 250% multiplied by cash value = $100,000 plus cash value: 250% multiplied by $66,667 = $100,000 plus $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option B equals the greater of:	1.	the current specified amount, plus > the cash value on the primary insured's date of death; or
	2.
a specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by
>   the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Cash Value Accumulation Test Illustration. Assume that the insured's attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the Policy, not including the rider, however, must be at least 297% of the difference of the cash value and the net single premium for riders. As a result, if the cash value of the Policy exceeds $73,149, then  death benefit for the Policy, not including the rider, will be greater than the specified amount plus cash value.  The figure of $73,149 is derived by solving for cash value in the calculation 250% multiplied by (cash value minus $14850) = $100,000 plus cash value: 297% of ($73,149 – $14,850) = $100,000 + $73,149.  Each additional dollar of cash value above $73,149 will increase the death benefit of the Policy, not including the rider, by $2.97.

Similarly, any time cash value exceeds $73,149, each dollar taken out of cash value will reduce the death benefit of the Policy, not including the rider, by $2.97. If at any time, the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit for the Policy, not including the rider, will be the specified amount plus the cash value of the Policy.

Death Benefit Option C equals the greater of: (not available for the Exec Policy)	1.	death benefit Option A; or
	2.	the current specified amount, multiplied by an age-based "factor" equal to the lesser of
• 1.0 or
• 0.04 multiplied by (95 minus insured's attained age at death) (the "factor" will never be less than zero); plus
> the cash value on the insured's date of death; or
	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured's attained age.  Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

Option C--Three Illustrations.

1.  Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.
2.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).
3.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

Death Benefit After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, or if you choose Option C (Base and Focus Policies) and the insured’s attained age is 71 or greater, then a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.  Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. For a  description of the effect of cash withdrawals on the death benefit option that you select, please refer to the section entitled “Surrenders and Cash Withdrawals – Cash Withdrawal Conditions” in this prospectus.

Effect of Inflation Fighter Rider on the Death Benefit

Under the Base and Focus Policies, if you choose Option A, then you may add the Inflation Fighter Rider.  Your Policy’s specified amount will automatically increase each year on the Policy anniversary until the 20th Policy anniversary.  If you change from Option A to either Option B or Option C, then the Inflation Fighter Rider will terminate and future scheduled increases in specified amount will automatically cease.  Please note: Past increases to the specified amount under the Inflation Fighter Rider are retained. The Inflation Fighter Rider is not available under the Exec Policy.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, then Option A will become the death benefit option for your Policy, by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C (Base and Focus Policies) more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year. We will notify you of the new specified amount.

•	You must send your written request, in good order, to our mailing address.
•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	You may not change the death benefit option after the insured attains age 95.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

Increasing/Decreasing the Specified Amount

You may increase the specified amount once each Policy year if you have not already decreased the specified amount in that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not already increased the specified amount in that year. An increase or decrease in the specified amount will affect your cost of insurance charge, monthly per unit charge, your guideline premium or cash value accumulation, your minimum monthly guarantee premium, and your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences. (Please note: The rates of the cost of insurance charge and the monthly per unit charge will depend on the dates that your Policy was applied for and issued.)

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and monthly per unit charge will change. An increase in specified amount will be treated as an additional layer of coverage with its own monthly per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new minimum monthly guarantee premium and surrender charge schedule.  This also applies to increases generated by the Inflation Fighter Rider.

You should consult a tax advisor before increasing or decreasing your Policy's specified amount.

Conditions for and impact of decreasing the specified amount:	•	You must send your written request to our mailing address;

	•	Decreases are only allowed after the third Policy year;
	•	You may not decrease your specified amount lower than the minimum specified amount - under band 1 for Base and Exec Policies and band 2 for Focus Policies - shown on your Policy schedule page;
	•	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;
•
Until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then current specified amount (for Exec Policy owners, we will also allow a one-time decrease of 50% at any point after the seventh Policy year);

	•	A decrease in specified amount will take effect on the Monthiversary on or after we receive your written request, in good order, at our mailing address;
•
We will assess a decrease charge against the cash value if you request a decrease in your specified amount within the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount);

•
If a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and monthly per unit charge to the amounts in the new band as of the effective date of the decrease in specified amount; and

	•	A decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.
Conditions for and impact of increasing the specified amount:	•	We will accept requests for increases in specified amount on any Monthiversary before the insured’s 86th birthday;
	•	Your request, in good order, must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;
	•	A requested increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request;
	•	We may require your requested increase in specified amount to be at least $10,000;
	•	You may not decrease and increase your specified amount in the same Policy year;
•
If an increase (including specified amount increases generated by the Inflation Fighter Rider) to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and monthly per unit charge to the amounts in the new band as of the effective date of the increase in specified amount;

•
An increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) will cause a new minimum monthly guarantee premium to be calculated for the Base and Focus Policies.  The new minimum monthly guarantee premium is effective on the date of increase;

•
Each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) for the Base and Focus Policies will have its own surrender charge that applies for 8 years after the date of each increase.  This charge may significantly reduce your net surrender value; and

•
Requested Increases in specified amount will not be subject to future automatic increases under the Inflation Fighter Rider.  Past increases to the specified amount under the Inflation Fighter Rider are retained.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in this prospectus.

Surrenders and Cash Withdrawals

Surrenders
You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our mailing address. Written requests to surrender a Policy that are received, in good order, at our mailing address before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time).  If we receive the written request after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE.

The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address. You will incur a surrender charge if you surrender your Base Policy or Focus Policy during the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount, including specified amount increases generated by the Inflation Fighter Rider).  Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See "Federal Income Tax Considerations."  All surrender requests must be submitted in good order to avoid a delay in processing your request.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions. All cash withdrawal requests must be submitted in good order to avoid a delay in processing your request.

Cash withdrawal conditions:	•	You must send your written cash withdrawal request with an original signature to our mailing address. If your withdrawal request is less than $500,000, then you may fax it to us at 1-727-299-1620.
	•	After the first Policy year, we allow one cash withdrawal per Policy year on Base and Focus Policies, and up to twelve (12) cash withdrawals per Policy year on Exec Policies.
•
During the first 5 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value.  After the 5th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value, less $500, with no withdrawal charges on any Policy.

	•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•
You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

	•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order, at our mailing address.
•
For the Base and Focus policies:  We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.

	•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	You will forfeit any future increases in specified amount generated by the Inflation Fighter Rider if you make a cash withdrawal.
	•	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and, in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C (Base and Focus Policies) is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates and monthly per unit charges would be higher.  You also may have to pay higher minimum monthly guarantee premiums.  We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.  You can obtain further information about these charges by contacting us at our administrative office or our mailing address.

Canceling a Policy

You may cancel a Policy for a refund during the "free-look period" by returning it, with a written request to cancel the Policy, to our mailing address or our administrative office, to one of our branch offices, or to the registered representative who sold you the Policy. The "free-look period" expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the "free-look period," we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the written request and the returned Policy at our mailing address. If your state requires us to allocate premiums according to a policyowner’s instructions during the “free-look period,” then the amount of the refund will be:

•	your cash value in the subaccounts and the fixed account on the date the written request and Policy are received, in good order, at our mailing address; plus
•	any charges and taxes we deduct from your premiums; plus
•	any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account.

Some states may require us to refund all of the premiums you paid for the Policy. (See “Policy Features – Premiums – Allocation Premiums – Reallocation Account.”)  In addition, some states may require us to allocate premium according to a policyowner’s instructions during the “free-look period.”

Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we require that the following transaction requests include a Medallion signature guarantee:
•	all requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more;
•	any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's account; and
•
any disbursement request when Western Reserve has been directed to send proceeds to a different address from the address of record for that owner's account.  Please note:  This requirement will not apply to disbursement requests made in connection with exchanges of one annuity policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

•	national and state banks;
•	savings banks and savings and loan associations;
•	securities brokers and dealers; and
•	credit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.  Notarization will not substitute for a signature guarantee.

Loans

General
After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

Policy loans are subject to	•	we may require you to borrow at least $500; and
certain conditions:	•	the maximum amount you may borrow is 90% of the net surrender value.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address (or, in the limited circumstances described below, by telephone or fax at our administrative office).  We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request is $500,000 or more,  or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

If your loan request is less than $500,000, then you may fax it to us at 1-727-299-1620. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly identified as loan repayments.  Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary.  We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%.  After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed).  After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%.  On and after the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold a loan reserve equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve will reduce the value in the separate account and we will credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans at an effective annual rate of 2.75%.  Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. The Base Policy and the Focus Policy provide a no lapse period guarantee.  (See below.) Once your no lapse period ends, or if the no lapse period guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or if you have not paid sufficient premiums as discussed below to offset the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, then we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period.  If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value.

No Lapse Period Guarantee (Base Policy and Focus Policy)

Both the Base Policy and the Focus Policy provide a no lapse guarantee during the no lapse period.   As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deductions, the Policy will not lapse as long as the no lapse period guarantee is in effect. The no lapse period guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period guarantee is still in effect.  If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time prior to the no lapse date.

No lapse date: (Base Policy)	•	For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the 10th anniversary.
	•	For a Policy issued to an insured ages 56 – 60, the no lapse date is the Policy anniversary at the insured’s attained age 65.
	•	For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary.
	•	The no lapse date is specified in your Policy.
No lapse date: (Focus Policy)	•	For a Policy issued to any insured ages 0-56, the no lapse date as the same date as the 8th anniversary.
	•	For a Policy issued to an insured ages 57- 60, the no lapse date is the Policy anniversary at the insured’s attained age 64.
	•	For a Policy issued to an insured ages 61-85, the no lapse date is the fourth Policy anniversary.
	•	The no lapse date is specified in your Policy.
Keeping the no lapse period guarantee in effect:	•	The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.
	•	You must pay total premiums (minus withdrawals, outstanding loan amounts, and any decrease charge) that equal at least:
> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium:	•
If you change death benefit options, increase or decrease the specified amount, or if supplemental benefits (riders) are added, reduced or increased during the no lapse period, we will recalculate the amount of the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period.

You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan, or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement, in good order, to our mailing address;
•	provide evidence of insurability satisfactory to us;
•
if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

•
if the no lapse period has not expired, pay the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge (that we would assess if you were to surrender the Policy). The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness ( i.e., outstanding loan plus any accrued interest at the time your Policy lapsed).

Extension of No Lapse Guarantee Period

The no lapse date for all Policies that were in force on May 1, 2009, with a no lapse date indicated on the Policy schedule page is in 2006, 2007, 2008, 2009, 2010 or 2011, has been automatically extended to the Policy anniversary in 2012.  The minimum monthly guarantee premium will not be changed, but if a cash withdrawal or a loan has been taken, or if requested in the future, additional minimum premiums may need to be paid to maintain the No Lapse guarantee. If an affected Policy lapses and is reinstated before January 1, 2012, the extended No Lapse date will remain in effect.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings.  We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702.  Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the cash value to the death benefit.  As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries.  In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99.  However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain.  Also, any increase in cash value should generally not be taxable until received by you or your designee.  However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.  Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC if we have not yet credited the premium; if the premium has been credited we will return the excess premium, with interest, within 60 days of year end.

Multiple Policies.  All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a distribution, loan, pledge or assignment occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•
All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•
Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.  If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

•
A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•
If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.  Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans.  Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability.  The federal income tax withholding rate is generally 10% of the taxable amount of the distribution.  Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year.  Some states also require withholding for state income taxes.  With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.  If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding.  Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States.  The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance.  In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split-dollar arrangements.  The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions.   Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.  Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees in order to receive death benefits tax-free and added additional reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100.  The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part.  You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements.  If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus.  The purchase may also affect the qualified status of the plan.  You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.  You should consult a qualified advisor regarding ERISA.

Other Policy Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death;
•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%);
•	the mortality tables we use; and
•	the specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.
Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	only for the life of the payee, at the end of which payments will end; or
	•	for the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.
Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:
> the full amount paid to the payee before the payee's death; or
> two-thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co-payee.

Retained Asset Accounts

When a death benefit is paid in a lump sum and is $15,000 or greater, your beneficiary may elect to have the death benefit deposited into an interest-bearing account, called the Assurance Plus Account. We do not guarantee to credit a minimum interest rate on amounts left in the Assurance Plus Account.  Any interest paid on amounts in the Assurance Plus Account are currently taxable.  We will send the beneficiary a "checkbook,” and the beneficiary will have access to the account simply by writing a "draft" for all or part of the amount of the death benefit.

We use a bank, the Northern Trust Company, to process your “drafts.” Upon receipt of the "draft" by the bank, the bank will draw down the amount you requested from our general account. The Assurance Plus Account is part of our general account.  It is not a bank account, and it is not insured by the FDIC or any other government agency.  As part of our general account, it is subject to the claims of our creditors.  We may make a profit on all amounts left in the Assurance Plus Account.  (The Assurance Plus Account is not available in all states.)

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death, in good order, at our administrative office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of policyowners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”).  The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements.  The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies.  Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination
Your Policy will terminate on the earliest of:

•	the date the insured dies; or
•	the end of the grace period; or
•	the date the Policy is surrendered.

Assignment of the Policy

You may assign the contract by giving us written notice.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that the assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. These riders may not be available in all states, certain benefits and features may vary by state, and they may be available under a different name in some states. Adding these supplemental benefits to an existing Policy, or canceling them, may have tax consequences; you should consult a tax advisor before doing so. Please note:  Some riders are not available under the Exec Policy.

Children's Insurance Rider (Base Policy and Focus Policy)

This rider provides a specified amount of insurance on the primary insured's children. Our current minimum specified amount for this rider for issue ages 15 days – 18 years of age is $5,000. The maximum specified amount is $20,000. At each child’s age 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy on each child insured with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof, in good order, at our administrative office that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

Accidental Death Benefit Rider (Base Policy and Focus Policy)

Our current minimum specified amount for this rider for issue ages 15-59 is $10,000. The maximum specified amount available for this rider is $150,000 (to a maximum of 150% of the Policy's specified amount).

Subject to certain limitations, we will pay the specified amount if the death of the primary insured results solely from accidental bodily injury where:

•	the death is caused by external, violent, and accidental means;
•	the death occurs within 90 days of the accident; and
•	the death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured's 70th birthday; or
•	the date the Policy terminates; or
•	the Monthiversary when the rider terminates at the owner's request.

Other Insured Rider (Base Policy and Focus Policy)

This rider may insure the spouse and/or dependent children of the primary insured.  Subject to the terms of the rider, we will pay the specified amount of the rider to the primary insured.  Our current minimum specified amount for this rider for issue ages 0-85 is $10,000. The maximum specified amount is the lesser of $1,000,000 or the amount of coverage on the primary insured.  The maximum number of Other Insured Riders that is allowed on any one Policy is five (5).  We will pay the rider's specified amount when we receive proof, in good order, at our administrative office of the Other Insured's death. Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

Conditions to convert the rider:	•	Your request must be in writing, in good order, and sent to our administrative office;
	•	The Other Insured has not reached his/her 86th birthday;
	•	The new policy is any permanent insurance policy that we currently offer for conversion;
•
Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

	•	We will base the premium for the new policy on the Other Insured's underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

•	the Policy anniversary on or following the Other Insured's 100th birthday; or
•	the date the Policy terminates for any reason except for death of the primary insured; or
•	31 days after the death of the primary insured; or
•	the date of conversion of this rider; or
•	the Monthiversary on which the rider is terminated upon written request by the owner.

Primary Insured Rider Plus ("PIR Plus") (Base Policy and Focus Policy)

Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

Features of PIR Plus:	•	The rider increases the Policy's death benefit by the rider's face amount;
	•	The rider may be purchased from issue ages 0-85;
	•	The minimum purchase amount for the rider is $25,000. There is no maximum purchase amount;
	•	We do not assess any additional surrender charge for the rider;
•
Generally the rider coverage costs less than the insurance coverage under the Policy, but it has no cash value and terminates at age 100, and it does not provide a guarantee that current cost of insurance rates in the first three Policy years will remain fixed;

	•	You may cancel or reduce your rider coverage without decreasing your Policy's specified amount;
	•	You may generally decrease your Policy's specified amount without reducing your rider coverage; and
	•	Subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.
Conditions to convert the rider:	•	Your request must be in writing, in good order, and sent to our mailing address;
	•	The primary insured has not reached his/her 86th birthday;
	•	The new policy is any permanent insurance policy that we currently offer for conversions;
	•	We may allow an increase to the Policy’s specified amount if the Policy and all of the riders in force allow such an increase;
•
The amount of the insurance under the new policy or the amount of the increase will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Policy; and

	•	We will base your premium on the primary insured's rate class under the rider.
Termination of the rider:	The rider will terminate on the earliest of:
	•	the Policy anniversary on or following the primary insured’s 100th birthday; or
	•	the date the Policy terminates; or
	•	the date you fully convert this rider; or
	•	the Monthiversary on which you terminate the rider by written request.

It may cost you less to reduce your PIR Plus coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR Plus.  It may cost you more to keep a higher specified amount because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR Plus.  Any changes to the coverage of this rider may affect your minimum monthly guarantee premium. Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider.

You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of this rider for new policies.

Inflation Fighter Rider (Base Policy and Focus Policy)

This rider provides scheduled annual increases to the Policy's specified amount, starting on the first Policy anniversary and continuing each Policy anniversary until the Policy's 20th anniversary, without an additional application or evidence of insurability.  This rider is available only at issue of the Policy for issue ages 0-65, and is only available if Death Benefit Option A is chosen on the application.  The rider is not available to insureds in a substandard rating class.

Features of the rider:	•	The Policy's initial specified amount must be less than $1,000,000;
	•	Any change to the Policy's death benefit option will cause the rider to terminate and annual specified amount increases to stop;
	•	Any withdrawal, or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop;
	•	If you decline any scheduled specified amount increase under the rider, the rider will terminate and further scheduled specified amount increases will stop;
•
Future scheduled specified amount increases under the rider apply only to the Policy's specified amount on the Policy date plus any previous scheduled specified amount increases under the rider.  Further increases under the rider do not apply to increases in specified amount requested by you after the Policy date;

•
The Policy's surrender charge period and surrender charges apply separately to each scheduled increase in specified amount. (See Appendix A-1 (for Policies applied for on or after October 30,2008)  or A-2 (for Policies applied for before October 30, 2008 and issued before January 1, 2009) for an example table showing these charges.)   Upon a surrender of the Policy, total surrender charges will be the sum of any surrender charges applicable to the Policy and to each annual increase amount effected under the rider;

	•	The no lapse period for the Policy will continue to be measured from the Policy date, and will not change each time a scheduled increase in specified amount is effected under the rider;
•
Each time a scheduled increase in specified amount is made under the rider, the minimum monthly guarantee premium, and the tests we apply to qualify the Policy as life insurance under Code Section 7702, and for MEC purposes, will be recalculated;

•
Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy.  Each new layer of cost of insurance charge and monthly per unit charge resulting from the scheduled annual increase in specified amount will be set based on the insured’s issue age and duration from issue;

•
Banding of specified amounts for purposes of applying cost of insurance rates and monthly per unit charges is determined by adding the Policy's specified amount and the sum of the specified amounts created by operation of the rider.  The resulting cost of insurance rates and monthly per unit charges, according to the appropriate specified amount band, will then apply to both the Policy's specified amount and to each of the specified amount increases generated by the rider; and

•
Any requested decreases in specified amount may be subject to a decrease charge, and are applied on a "last-in-first-out" basis, such that the last increase in specified amount created by operation of the rider will be eliminated first, and so on.  (Please refer to the section entitled “Decrease Charges” in this prospectus for a description of the decrease charge and the last-in-first-out” basis.)

Termination of the rider:	The rider will terminate on the earliest of:
	•	the processing date of a requested decrease in the specified amount of the Policy; or
	•	the date an automatic increase, under the terms of this rider, is declined by the owner; or
	•	the day following the 20th anniversary of the Policy; or
	•	a cash withdrawal from the Policy; or
	•	any change in death benefit option; or
	•	the date the primary insured dies; or
	•	the date the Policy terminates for any reason other than the death of the primary insured; or
	•	the date we receive your written request to terminate the Policy or this rider.

Under the rider the Policy's specified amount will increase on a compounded basis by 3.53%. As a courtesy, you will receive a notice of the date and amount of each scheduled increase from us on or prior to each anniversary. You may, at that time, decline in writing to us an increase within 45 days of the date of the notice. If you decline a scheduled increase in specified amount, the rider will terminate and further scheduled increases under the rider will be cancelled.

Disability Waiver of Monthly Deductions Rider (Base Policy, Focus Policy and Exec Policy)

Subject to certain conditions, we will waive the Policy's monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured's issue age is between 15 and 55 years of age at the time the rider is purchased. (For the Exec Policy, this rider is only available on fully underwritten policies.)  This rider is not available together with the Disability Waiver of Premium Rider. Before we waive any monthly deductions, we must receive proof, in good order, at our administrative office that:

•	the primary insured is totally disabled;
•	the primary insured's total disability began before the Policy anniversary on or following the primary insured's 60th birthday; and
•	the primary insured's total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim at our mailing address, after the primary insured's recovery from disability, or after termination of this rider.  While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided that the cash value minus loans and accrued loan interest remains positive.  It is possible that additional premium payments will be required to keep the Policy in force while the waiver of monthly deductions benefit is being paid.

Termination of the rider:                                                                The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•
the date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

•	the date the Policy terminates; or
•	the Monthiversary on which this rider is terminated on written request by the owner.

If we are paying benefits under the rider due to the primary insured’s total disability,  on the Policy anniversary after the insured's 60th birthday, then the rider will not terminate and benefits will not end until the date the primary insured is no longer totally disabled.

Disability Waiver of Premium Rider (Base Policy, Focus Policy and Exec Policy)

Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy while the primary insured is totally disabled, as defined in the rider.  The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is the lesser of $12,000 or the maximum annual premium payable under the guideline premium test. We will allocate the resulting net premium into the Policy’s cash value. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age.  (Note: For the Exec Policy, this rider is only available on fully underwritten policies.) This rider is not available together with the Disability Waiver of Monthly Deductions Rider.  In order to pay a benefit, we must receive proof, in good order, at our administrative office that:

•	the primary insured is totally disabled;
•	the primary insured became totally disabled before the Policy anniversary on or following the primary insured’s 60th birthday; and
•	the primary insured’s total disability has existed continuously for at least six months.

Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider.  We will apply the benefit each month on the Monthiversary.  We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider.  It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•
the later of the date of recovery from disability or the Policy anniversary on or following the insured’s 100th birthday (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

•	the date the Policy terminates; or
•	the Monthiversary on which this rider is terminated on written request by the owner.

Living Benefit Rider (an Accelerated Death Benefit) (Base Policy, Focus Policy and Exec Policy)

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof, in good order, at our administrative office that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a "single-sum benefit" equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by
•	the percentage of the death benefit you elected to receive (“election percentage”); divided by
•	1 + i ("i" equals the current yield on 90-day U.S. Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus
•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:
•	the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	the benefit available under any PIR Plus in force.

A single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;
•	the date a settlement option takes effect;
•	the date we pay a single-sum benefit; or
•	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.  This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  Suppose that the current yield on 90-day U.S. Treasury bills is 6.00% and the Policy loan interest rate is 2.75%.  Because the greater of these is 6%, that is the interest rate that will be used to discount the single sum benefit.  The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50/ 1.06) - ($10,000 x 0.50)].  After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Additional Information

Sending Forms and Transaction Requests In Good Order

We cannot process your instructions to process a transaction relating to the policy until we have received your instructions in good order at our mailing address.  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing - or, when appropriate, by telephone or facsimile, or electronically - along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Sale of the Policies

Distribution and Principal Underwriting Agreement.  Our affiliate, TCI, serves as principal underwriter for the Policies.  We entered into a principal underwriting and distribution agreement with TCI for the distribution and sale of the Policies, effective May 1, 2007.  We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms.  We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules.  The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2009 on the Base Policy was, on average, __% of all premiums made during the first Policy year, plus 3% of all premiums made during Policy years 2 – 10; for the Focus Policy, it was, on average, ___% of all premiums made during the first Policy year, plus 2% of all premiums made during Policy years 2-10; and on the Exec Policy, it was, on average, ___% of all premiums made during the first Policy year plus ___% of all premiums made during Policy years 2-5, plus ___ of all premiums made during Policy years 6-10.  We will pay an additional trail commission of up to ___% of the Focus Policy’s subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount.  Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

To the extent permitted by FINRA rules, Western Reserve, TFA and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives.  These arrangements are described further below.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy.  Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation that We Pay to Affiliated Wholesaling and Selling Firms.  Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are TFA and WGS, both affiliates, who sell Western Reserve products.  Western Reserve underwrites the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA.  These facilities and services are necessary for TFA’s administration and operation, and Western Reserve is compensated by TFA for these expenses based on TFA’s usage.  In addition, Western Reserve and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

Sales representatives and their managers at TFA and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates.  Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses.  The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation.  Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Policies.  For example,
TFA’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.  TFA’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan.  Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms.  We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives.  In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates.  To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.  These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria.  For instance, Western Reserve made flat fee payments to several selling firms with payments ranging from $___ to $ ______ in 2009 for the sales of the Western Reserve’s insurance products.

During 2009, we had entered into “preferred product” arrangements with TFA, WGS, Broker Dealer Financial Services, Inc., Coordinated Capital Securities, Inc., First Founder Securities, Inc., Girard Securities, Inc., H. Beck, Inc., Harbour Investments, Inc., IMS Securities, Inc., Next Financial Group, Inc., Packerland Brokerage Services, Inc., Summit Brokerage Services, Inc., and Workman Securities Corporation.  We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm	Aggregate Amount Paid During 2009
Broker Dealer Financial Services Corp
Coordinated Capital Securities, Inc.
First Founders Securities, Inc.
Girard Securities, Inc.
H. Beck, Inc.
Harbour Investments, Inc.
IMS Securities, Inc.
Next Financial Group, Inc.
Packerland Brokerage Services, Inc.
Summit Brokerage Services, Inc.
Workman Securities Corporation

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you.  You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits.  In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made.  Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

Table of Contents of the Statement of Additional Information

The Policy – General Provisions
Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Death Benefit
Additional Information
Additional Information about Western Reserve and the Separate Account
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Report to Owners
Records
Independent Registered Public Accounting Firm
Experts
Financial Statements
Underwriters
Underwriting Standards
IMSA
Performance Data
Other Performance Data in Advertising Sales Literature
Western Reserve’s Published Ratings
Appendix A – Monthly Per Unit Charges (Rate Per Thousand)
Index to Financial Statements
WRL Series Life Account
Western Reserve Life Assurance Co. of Ohio

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office
Our administrative office address is P.O. Box 9008, Clearwater, Florida, 33758-9008.  Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716.  Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for interfund transactions); and 1- 727-299-1620 (for all other requests).  Our administrative office serves as the recipient of all website (www.westernreserve.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments), and any claims documents.  Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time.  Please do not send any checks, and non-claims related correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value
At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, then the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

decrease charge
Surrender charge that may be imposed upon a decrease in specified amount during the first 8 Policy years (or during the 8 years subsequent to an increase in specified amount).  The Exec Policy does not have a decrease charge.

fixed account
An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.  The fixed account is part of our general account.  The fixed account is not available to you if your Policy was issued in the State of New Jersey.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

good order
An instruction that is received by the Company that is sufficiently complete and clear along with all forms, information and supporting legal documentation (including required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

in force	While coverage under the Policy is active and the insured's life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule pages of your Policy.

indebtedness	Outstanding loans plus any accrued interest at the time your Policy lapsed.

insured	The person whose life is insured by the Policy.

issue age
The insured's age on his or her birthday on or before the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or before the date that the increase in specified amount takes effect.  This age may be different from the attained age on other layers of specified amount coverage.

lapse
When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address
Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499.  All premium payments and loan repayments made by check, and all non-claims related correspondence and notices must be sent to this address.

maximum fixed account value
The maximum amount that may be allocated to the fixed account at any time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan reserve requirements. (This restriction does not apply to transfers to the fixed account necessary in the exercise of conversion rights).

minimum monthly guarantee premium (Base and Focus policies)
The amount shown on your Policy schedule pages that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthlyguarantee premium if you change death benefit options, increase or decrease the specified amount (including increases generated by the Inflation Fighter Rider), or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place.  A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary
This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions
The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount, all of which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value
The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest as of such date.

no lapse date (Base Policies)
For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the Policy’s 10th anniversary.  For a Policy issued to an insured ages 56-60, the no lapse date is the Policy anniversary at the insured’s attained age 65.  For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

no lapse date (Focus Policies)
For a Policy issued to any insured ages 0-56, the no lapse date is the same date as the Policy’s 8th anniversary.  For a Policy issued to an insured ages 57-60, the no lapse date is the Policy anniversary at the insured’s attained age 64.  For a Policy issued to an insured ages 61-85, the no lapse date is the fourth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met. The Exec Policy does not feature a no lapse period.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy	The WRL Xcelerator, the WRL Xcelerator Focus or the WRL Xcelerator Exec variable life insurance policy without any supplemental riders (benefits).

Policy date
The date generally when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule pages of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date coverage goes into effect.  We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date
The date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected on your application. We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states, the reallocation date stated in your policy is as long as we estimate your free look period to last. In all other states, the reallocation date is the policy date or the record date.

record date	The date we record your Policy on our books. The record date is generally the Policy date, unless the Policy is backdated.

separate account
The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount
The initial specified amount of life insurance that you have selected shown on the Policy's schedule pages that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Policy's specified amount (including any increase in specified amount generated by the Inflation Fighter Rider). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge
If, during the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount), you fully surrender the Policy, then we will deduct a surrender charge from your cash value.  The Exec Policy does not have a surrender charge.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for normal trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period
The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our , Company (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

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APPENDICES A-1 B-1, C-1, & D-1
FOR POLICIES APPLIED FOR ON OR AFTER
OCTOBER 30, 2008
(BASED ON THE 2001 C.S.O. TABLES)

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
Appendix A-1
Surrender Charge Per Thousand of Specified Amount Layer
(Based on the gender and rate class of the insured)   BASE POLICY

Issue Age	Male Juvenile	Male Tobacco	Male Non-Tobacco	Female Juvenile	Female Tobacco	Female Non-Tobacco
0	12.62	n/a	n/a	12.11	n/a	n/a
1	12.72	n/a	n/a	12.20	n/a	n/a
2	12.83	n/a	n/a	12.31	n/a	n/a
3	12.96	n/a	n/a	12.42	n/a	n/a
4	13.11	n/a	n/a	12.53	n/a	n/a
5	13.27	n/a	n/a	12.65	n/a	n/a
6	13.43	n/a	n/a	12.79	n/a	n/a
7	13.60	n/a	n/a	12.94	n/a	n/a
8	13.82	n/a	n/a	13.07	n/a	n/a
9	13.82	n/a	n/a	13.23	n/a	n/a
10	13.82	n/a	n/a	13.40	n/a	n/a
11	13.82	n/a	n/a	13.57	n/a	n/a
12	13.82	n/a	n/a	13.82	n/a	n/a
13	14.26	n/a	n/a	13.94	n/a	n/a
14	14.69	n/a	n/a	14.14	n/a	n/a
15	15.12	n/a	n/a	14.35	n/a	n/a
16	15.34	n/a	n/a	14.56	n/a	n/a
17	15.98	n/a	n/a	14.79	n/a	n/a
18	n/a	16.15	14.55	n/a	15.02	13.68
19	n/a	16.42	14.74	n/a	15.27	13.87
20	n/a	16.71	14.94	n/a	15.53	14.04
21	n/a	17.00	15.15	n/a	15.79	14.24
22	n/a	17.31	15.37	n/a	16.08	14.45
23	n/a	17.63	15.62	n/a	16.38	14.65
24	n/a	17.96	15.87	n/a	16.70	14.89
25	n/a	18.32	16.14	n/a	17.03	15.12
26	n/a	18.69	16.42	n/a	17.37	15.37
27	n/a	19.08	16.71	n/a	17.74	15.64
28	n/a	19.48	17.02	n/a	18.12	15.91
29	n/a	19.92	17.35	n/a	18.53	16.20
30	n/a	20.37	17.69	n/a	18.95	16.51
31	n/a	20.87	18.07	n/a	19.41	16.84
32	n/a	21.40	18.46	n/a	19.89	17.19
33	n/a	21.96	18.89	n/a	20.39	17.54
34	n/a	22.54	19.35	n/a	20.91	17.92
35	n/a	23.18	19.82	n/a	21.46	18.33
36	n/a	23.85	20.32	n/a	22.05	18.75
37	n/a	24.55	20.85	n/a	22.66	19.19
38	n/a	25.31	21.42	n/a	23.31	19.66
39	n/a	26.10	22.02	n/a	24.00	20.15

Issue Age	Male Tobacco	Male Non-Tobacco	Female Tobacco	Female Non-Tobacco
40	26.94	22.65	24.72	20.68
41	27.82	23.32	25.50	21.23
42	28.76	24.03	26.31	21.81
43	29.75	24.77	27.17	22.44
44	30.78	25.57	28.10	23.09
45	31.86	26.41	29.07	23.79
46	33.00	27.28	30.09	24.52
47	34.20	28.21	31.18	25.29
48	35.46	29.19	32.32	26.10
49	36.82	30.25	33.52	26.97
50	38.27	31.38	34.77	27.88
51	39.83	32.58	36.10	28.83
52	41.48	33.86	37.48	29.84
53	43.21	35.22	38.93	30.90
54	45.06	36.67	40.46	32.02
55	47.00	38.20	42.05	33.20
56	49.03	39.83	43.72	34.44
57	51.16	41.54	45.47	35.75
58	53.40	43.37	47.30	37.13
59	55.81	45.33	49.24	38.59
60	59.90	48.56	52.41	40.88
61	59.90	50.90	54.65	42.58
62	59.90	53.38	57.02	44.40
63	59.90	56.03	59.53	46.32
64	59.90	58.83	59.90	48.38
65	59.90	59.90	59.90	50.58
66	59.90	59.90	59.90	52.93
67	59.90	59.90	59.90	55.45
68	59.90	59.90	59.90	58.15
69	59.90	59.90	59.90	59.90
70	59.90	59.90	59.90	59.90
71	59.90	59.90	59.90	59.90
72	59.90	59.90	59.90	59.90
73	59.90	59.90	59.90	59.90
74	59.90	59.90	59.90	59.90
75	59.90	59.90	59.90	59.90
76	59.90	59.90	59.90	59.90
77	59.90	59.90	59.90	59.90
78	59.90	59.90	59.90	59.90
79	59.90	59.90	59.90	59.90
80	59.90	59.90	59.90	59.90
81	58.09	58.09	58.09	58.09
82	56.17	56.17	56.17	56.17
83	54.14	54.14	54.14	54.14
84	51.99	51.99	51.99	51.99
85	49.73	49.73	49.73	49.73

FOR ALL POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
Appendix A-1
XCELERATOR FOCUS Surrender Charge Per Thousand of Specified Amount Layer (Based on the gender and rate class of the insured)

Issue Age	Male Juvenile	Male Tobacco	Male Non- Tobacco	Female Juvenile	Female Tobacco	Female Non- Tobacco
0	7.95			7.63
1	8.01			7.69
2	8.08			7.76
3	8.16			7.82
4	8.26			7.89
5	8.36			7.97
6	8.46			8.06
7	8.57			8.15
8	8.71			8.23
9	8.71			8.33
10	8.71			8.44
11	8.71			8.55
12	8.71			8.71
13	8.98			8.78
14	9.25			8.91
15	9.53			9.04
16	9.66			9.17
17	10.07			9.32
18		10.17	9.82		10.14	9.23
19		10.34	9.95		10.31	9.36
20		10.53	10.08		10.48	9.48
21		10.71	10.23		10.66	9.61
22		10.91	10.37		10.85	9.75
23		11.11	10.54		11.06	9.89
24		11.31	10.71		11.27	10.05
25		11.54	10.89		11.50	10.21
26		11.94	11.08		11.72	10.37
27		12.36	11.28		11.97	10.56
28		12.80	11.49		12.23	10.74
29		13.27	11.71		12.51	10.94
30		13.75	11.94		12.79	11.14
31		14.09	12.20		13.10	11.37
32		14.45	12.46		13.43	11.60
33		14.82	12.75		13.76	11.84
34		15.21	13.06		14.11	12.10
35		15.65	13.38		15.45	13.20
36		16.49	14.05		16.05	13.65
37		17.39	14.77		16.68	14.12
38		18.36	15.54		17.34	14.63
39		19.38	16.35		18.05	15.15
40		20.47	17.21		18.79	15.72
41		21.37	17.91		19.58	16.30
42		22.32	18.65		20.42	16.92
43		23.32	19.42		21.30	17.59
44		24.38	20.25		22.26	18.29
45		25.49	21.13		23.26	19.03
46		26.40	21.82	24.07		19.62
47		27.36	22.57	24.94		20.23
48		28.37	23.35	25.86		20.88

Issue Age	Male Juvenile	Male Tobacco	Male Non- Tobacco	Female Juvenile	Female Tobacco	Female Non- Tobacco
49		29.46	24.20		26.82	21.58
50		30.62	25.10		27.82	22.30
51		31.86	26.06		28.88	23.06
52		33.18	27.09		29.98	23.87
53		34.57	28.18		31.14	24.72
54		36.05	29.34		32.37	25.62
55		37.60	30.56		33.64	26.56
56		39.22	31.86		34.98	27.55
57		40.93	33.23		36.38	28.60
58		40.93	34.70		37.84	29.70
59		40.93	36.26		39.39	30.87
60		40.93	31.08		40.93	26.16
61		40.93	32.58		40.93	27.25
62		40.93	34.16		40.93	28.42
63		40.93	35.86		40.93	29.64
64		40.93	37.65		40.93	30.96
65		40.93	39.25		40.93	32.37
66		40.93	40.93		40.93	33.88
67		40.93	40.93		40.93	35.49
68		40.93	40.93		40.93	37.22
69		40.93	40.93		40.93	38.34
70		40.93	40.93		40.93	39.44
71 and over		40.93	40.93		40.93	40.93

                                   FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
Appendix B-1
Monthly Per Unit Charges (Rate Per Thousand) (Base Policy)

	Base
Issue Age	Band 1	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

0	0.19	0.16	0.15	0	0.01	0	0.03
1	0.19	0.16	0.15	1	0.01	1	0.03
2	0.19	0.16	0.15	2	0.01	2	0.03
3	0.19	0.16	0.15	3	0.01	3	0.03
4	0.19	0.16	0.15	4	0.01	4	0.03
5	0.19	0.16	0.15	5	0.01	5	0.03
6	0.19	0.16	0.15	6	0.01	6	0.03
7	0.19	0.16	0.15	7	0.01	7	0.03
8	0.19	0.16	0.15	8	0.01	8	0.03
9	0.19	0.16	0.15	9	0.01	9	0.03
10	0.19	0.16	0.15	10	0.01	10	0.03
11	0.19	0.16	0.15	11	0.01	11	0.03
12	0.19	0.16	0.15	12	0.01	12	0.03
13	0.19	0.16	0.15	13	0.01	13	0.03
14	0.19	0.16	0.15	14	0.01	14	0.03
15	0.19	0.16	0.15	15	0.01	15	0.03
16	0.19	0.16	0.15	16	0.01	16	0.03
17	0.19	0.16	0.15	17	0.01	17	0.03
18	0.19	0.16	0.15	18	0.01	18	0.03
19	0.19	0.16	0.15	19	0.01	19	0.03
20	0.19	0.17	0.16	20	0.01	20	0.03
21	0.19	0.17	0.16	21	0.01	21	0.03
22	0.19	0.17	0.16	22	0.01	22	0.03
23	0.19	0.17	0.16	23	0.01	23	0.03
24	0.19	0.17	0.16	24	0.01	24	0.03
25	0.19	0.17	0.16	25	0.01	25	0.03
26	0.19	0.17	0.16	26	0.01	26	0.03
27	0.20	0.18	0.17	27	0.01	27	0.04
28	0.21	0.19	0.18	28	0.01	28	0.04
29	0.22	0.20	0.19	29	0.01	29	0.04
30	0.23	0.21	0.20	30	0.01	30	0.04
31	0.24	0.22	0.21	31	0.01	31	0.04
32	0.25	0.23	0.22	32	0.01	32	0.04
33	0.26	0.24	0.23	33	0.01	33	0.05
34	0.27	0.25	0.24	34	0.01	34	0.05
35	0.27	0.25	0.24	35	0.01	35	0.05
36	0.29	0.27	0.26	36	0.01	36	0.05
37	0.31	0.29	0.28	37	0.01	37	0.06
38	0.33	0.31	0.30	38	0.01	38	0.06
39	0.35	0.33	0.32	39	0.02	39	0.07
40	0.37	0.35	0.34	40	0.02	40	0.07
41	0.39	0.37	0.36	41	0.02	41	0.07

	Base
Issue Age	Band 1	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

42	0.41	0.39	0.38	42	0.02	42	0.08
43	0.43	0.41	0.40	43	0.02	43	0.08
44	0.45	0.43	0.42	44	0.02	44	0.09
45	0.47	0.45	0.44	45	0.02	45	0.09
46	0.49	0.47	0.46	46	0.02	46	0.10
47	0.52	0.50	0.49	47	0.02	47	0.10
48	0.54	0.52	0.51	48	0.03	48	0.11
49	0.57	0.55	0.54	49	0.03	49	0.11
50	0.59	0.58	0.57	50	0.03	50	0.11
51	0.62	0.61	0.60	51	0.03	51	0.12
52	0.64	0.63	0.62	52	0.03	52	0.12
53	0.67	0.66	0.65	53	0.03	53	0.13
54	0.69	0.68	0.67	54	0.03	54	0.14
55	0.73	0.72	0.71	55	0.04	55	0.15
56	0.78	0.77	0.76	56	0.04	56	0.16
57	0.85	0.84	0.83	57	0.04	57	0.17
58	0.92	0.91	0.90	58	0.04	58	0.18
59	0.99	0.98	0.97	59	0.05	59	0.20
60	1.06	1.05	1.04	60	0.05	60	0.21
61	1.13	1.12	1.11	61	0.05	61	0.23
62	1.20	1.19	1.18	62	0.06	62	0.24
63	1.27	1.26	1.25	63	0.06	63	0.26
64	1.35	1.34	1.33	64	0.07	64	0.27
65	1.43	1.42	1.41	65	0.07	65	0.29
66	1.48	1.47	1.46	66	0.07	66	0.30
67	1.55	1.54	1.53	67	0.08	67	0.32
68	1.61	1.60	1.59	68	0.08	68	0.33
69	1.68	1.67	1.66	69	0.08	69	0.35
70	1.75	1.74	1.73	70	0.09	70	0.36
71	1.82	1.81	1.80	71	0.09	71	0.37
72	1.88	1.87	1.86	72	0.09	72	0.39
73	1.95	1.94	1.93	73	0.10	73	0.40
74	2.01	2.00	1.99	74	0.10	74	0.42
75	2.07	2.06	2.05	75	0.10	75	0.43
76	2.16	2.15	2.14	76	0.11	76	0.44
77	2.25	2.24	2.23	77	0.11	77	0.46
78	2.34	2.33	2.32	78	0.11	78	0.47
79	2.43	2.42	2.41	79	0.12	79	0.49
80	2.53	2.51	2.50	80	0.12	80	0.50
81	2.62	2.60	2.59	81	0.12	81	0.51
82	2.71	2.69	2.68	82	0.13	82	0.53
83	2.80	2.78	2.77	83	0.13	83	0.54
84	2.89	2.87	2.86	84	0.13	84	0.56
85	2.98	2.96	2.95	85	0.14	85	0.57

FOR ALL POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Appendix B-1
XCELERATOR FOCUS Guaranteed Monthly Per Unit Charges (Rates Per Thousand)

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

0	0.16	0.15	0	0.01	0	0.03
1	0.16	0.15	1	0.01	1	0.03
2	0.16	0.15	2	0.01	2	0.03
3	0.16	0.15	3	0.01	3	0.03
4	0.16	0.15	4	0.01	4	0.03
5	0.16	0.15	5	0.01	5	0.03
6	0.16	0.15	6	0.01	6	0.03
7	0.16	0.15	7	0.01	7	0.03
8	0.16	0.15	8	0.01	8	0.03
9	0.16	0.15	9	0.01	9	0.03
10	0.16	0.15	10	0.01	10	0.03
11	0.16	0.15	11	0.01	11	0.03
12	0.16	0.15	12	0.01	12	0.03
13	0.16	0.15	13	0.01	13	0.03
14	0.16	0.15	14	0.01	14	0.03
15	0.16	0.15	15	0.01	15	0.03
16	0.16	0.15	16	0.01	16	0.03
17	0.16	0.15	17	0.01	17	0.03
18	0.16	0.15	18	0.01	18	0.03
19	0.16	0.15	19	0.01	19	0.03
20	0.17	0.16	20	0.01	20	0.03
21	0.17	0.16	21	0.01	21	0.03
22	0.17	0.16	22	0.01	22	0.03
23	0.17	0.16	23	0.01	23	0.03
24	0.17	0.16	24	0.01	24	0.03
25	0.17	0.16	25	0.01	25	0.03
26	0.17	0.16	26	0.01	26	0.03
27	0.18	0.17	27	0.01	27	0.04
28	0.19	0.18	28	0.01	28	0.04
29	0.20	0.19	29	0.01	29	0.04
30	0.21	0.20	30	0.01	30	0.04
31	0.22	0.21	31	0.01	31	0.04
32	0.23	0.22	32	0.01	32	0.04
33	0.24	0.23	33	0.01	33	0.05
34	0.25	0.24	34	0.01	34	0.05
35	0.25	0.24	35	0.01	35	0.05
36	0.27	0.26	36	0.01	36	0.05
37	0.29	0.28	37	0.01	37	0.06
38	0.31	0.30	38	0.01	38	0.06
39	0.33	0.32	39	0.02	39	0.07
40	0.35	0.34	40	0.02	40	0.07
41	0.37	0.36	41	0.02	41	0.07

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

42	0.39	0.38	42	0.02	42	0.08
43	0.41	0.40	43	0.02	43	0.08
44	0.43	0.42	44	0.02	44	0.09
45	0.45	0.44	45	0.02	45	0.09
46	0.47	0.46	46	0.02	46	0.10
47	0.50	0.49	47	0.02	47	0.10
48	0.52	0.51	48	0.03	48	0.11
49	0.55	0.54	49	0.03	49	0.11
50	0.58	0.57	50	0.03	50	0.11
51.061		0.60	51	0.03	51	0.12
52	0.63	0.62	52	0.03	52	0.12
53	0.66	0.65	53	0.03	53	0.13
54	0.68	0.67	54	0.03	54	0.14
55	0.72	0.71	55	0.04	55	0.15
56	0.77	0.76	56	0.04	56	0.16
57	0.84	0.83	57	0.04	57	0.17
58	0.91	0.90	58	0.04	58	0.18
59	0.98	0.97	59	0.05	59	0.20
60	1.05	1.04	60	0.05	60	0.21
61	1.12	1.11	61	0.05	61	0.23
62	1.19	1.18	62	0.06	62	0.24
63	1.26	1.25	63	0.06	63	0.26
64	1.34	1.33	64	0.07	64	0.27
65	1.42	1.41	65	0.07	65	0.29
66	1.47	1.46	66	0.07	66	0.30
67	1.54	1.53	67	0.08	67	0.32
68	1.60	1.59	68	0.08	68	0.33
69	1.67	1.66	69	0.08	69	0.35
70	1.74	1.73	70	0.09	70	0.36
71	1.81	1.80	71	0.09	71	0.37
72	1.87	1.86	72	0.09	72	0.39
73	1.94	1.93	73	0.10	73	0.40
74	2.00	1.99	74	0.10	74	0.42
75	2.06	2.05	75	0.10	75	0.43
76	2.15	2.14	76	0.11	76	0.44
77	2.24	2.23	77	0.11	77	0.46
78	2.33	2.32	78	0.11	78	0.47
79	2.42	2.41	79	0.12	79	0.49
80	2.51	2.50	80	0.12	80	0.50
81	2.60	2.59	81	0.12	81	0.51
82	2.69	2.68	82	0.13	82	0.53
83	2.78	2.77	83	0.13	83	0.54
84	2.87	2.86	84	0.13	84	0.56
85	2.96	2.95	85	0.14	85	0.57

FOR ALL POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Appendix B-1
XCELERATOR FOCUS Current Monthly Per Unit Charges (Rate Per Thousand)

Male			Female
Issue Age	Band 2	Band 3	Issue Age	Band 2	Band 3
0	0.10	0.09	0	0.10	0.09
1	0.10	0.09	1	0.10	0.09
2	0.10	0.09	2	0.10	0.09
3	0.10	0.09	3	0.10	0.09
4	0.10	0.09	4	0.10	0.09
5	0.10	0.09	5	0.10	0.09
6	0.10	0.09	6	0.10	0.09
7	0.10	0.09	7	0.10	0.09
8	0.10	0.09	8	0.10	0.09
9	0.10	0.09	9	0.10	0.09
10	0.10	0.09	10	0.10	0.09
11	0.10	0.09	11	0.10	0.09
12	0.10	0.09	12	0.10	0.09
13	0.10	0.09	13	0.10	0.09
14	0.10	0.09	14	0.10	0.09
15	0.10	0.09	15	0.10	0.09
16	0.10	0.09	16	0.10	0.09
17	0.10	0.09	17	0.10	0.09
18	0.11	0.10	18	0.10	0.09
19	0.11	0.10	19	0.10	0.09
20	0.11	0.10	20	0.11	0.10
21	0.11	0.10	21	0.11	0.10
22	0.11	0.10	22	0.11	0.10
23	0.12	0.11	23	0.11	0.10
24	0.12	0.11	24	0.11	0.10
25	0.12	0.11	25	0.11	0.10
26	0.13	0.12	26	0.12	0.11
27	0.13	0.12	27	0.12	0.11
28	0.14	0.13	28	0.13	0.12
29	0.14	0.13	29	0.13	0.12
30	0.15	0.14	30	0.14	0.13
31	0.15	0.14	31	0.14	0.13
32	0.16	0.15	32	0.15	0.14
33	0.16	0.15	33	0.15	0.14
34	0.17	0.16	34	0.16	0.15
35	0.17	0.16	35	0.16	0.15
36	0.18	0.17	36	0.17	0.16
37	0.19	0.18	37	0.19	0.18
38	0.21	0.20	38	0.20	0.19
39	0.22	0.21	39	0.21	0.20
40	0.23	0.22	40	0.23	0.22
41	0.24	0.23	41	0.24	0.23

Xcelerator Focus Current Monthly Per Unit Charges (Rate Per Thousand) Continued

Male			Female
Issue Age	Band 2	Band 3	Issue Age	Band 2	Band 3
42	0.25	0.24	42	0.25	0.24
43	0.27	0.26	43	0.26	0.25
44	0.28	0.27	44	0.28	0.27
45	0.29	0.28	45	0.29	0.28
46	0.31	0.30	46	0.31	0.30
47	0.33	0.32	47	0.33	0.32
48	0.35	0.34	48	0.34	0.33
49	0.37	0.36	49	0.36	0.35
50	0.39	0.38	50	0.38	0.37
51	0.40	0.39	51	0.40	0.39
52	0.42	0.41	52	0.42	0.41
53	0.44	0.43	53	0.43	0.42
54	0.46	0.45	54	0.45	0.44
55	0.48	0.47	55	0.47	0.46
56	0.53	0.52	56	0.51	0.50
57	0.57	0.56	57	0.55	0.54
58	0.62	0.61	58	0.59	0.58
59	0.67	0.66	59	0.63	0.62
60	0.72	0.71	60	0.67	0.66
61	0.76	0.75	61	0.70	0.69
62	0.81	0.80	62	0.74	0.73
63	0.86	0.85	63	0.78	0.77
64	0.90	0.89	64	0.82	0.81
65	0.95	0.94	65	0.86	0.85
66	0.99	0.98	66	0.91	0.90
67	1.04	1.03	67	0.96	0.95
68	1.08	1.07	68	1.01	1.00
69	1.12	1.11	69	1.06	1.05
70	1.17	1.16	70	1.11	1.10
71	1.21	1.20	71	1.16	1.15
72	1.25	1.24	72	1.21	1.20
73	1.29	1.28	73	1.26	1.25
74	1.34	1.33	74	1.31	1.30
75	1.38	1.37	75	1.36	1.35
76	1.47	1.46	76	1.45	1.44
77	1.55	1.54	77	1.53	1.52
78	1.64	1.63	78	1.62	1.61
79	1.72	1.71	79	1.70	1.69
80	1.81	1.80	80	1.79	1.78
81	1.89	1.88	81	1.87	1.86
82	1.98	1.97	82	1.96	1.95
83	2.06	2.05	83	2.04	2.03
84	2.15	2.14	84	2.13	2.12
85	2.23	2.22	85	2.21	2.20

WRL XCELERATOR EXEC
Monthly Per Unit Charges (Rate Per Thousand)

WRL Xcelerator Exec
Issue Age	Duration 1
	Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

18	0.18	0.16	0.15	0.15	0.16	0.14	0.14	0.13	0.18	0.16	0.15	0.15
19	0.19	0.17	0.16	0.16	0.16	0.15	0.14	0.14	0.19	0.17	0.16	0.16
20	0.19	0.17	0.17	0.16	0.17	0.15	0.15	015.	0.19	0.17	0.17	0.16
21	0.20	0.18	0.18	0.17	0.18	0.16	0.16	0.15	0.20	0.18	0.18	0.17
22	0.21	0.19	0.18	0.18	0.18	0.17	0.16	0.16	0.21	0.19	0.18	0.18
23	0.22	0.20	0.19	0.18	0.19	0.17	0.17	0.16	0.22	0.20	0.19	0.18
24	0.23	0.21	0.20	0.19	0.20	0.18	0.18	0.17	0.23	0.21	0.20	0.19
25	0.24	0.21	0.21	0.20	0.21	0.19	0.18	0.18	0.24	0.21	0.21	0.20
26	0.25	0.22	0.21	0.21	0.21	0.19	0.19	0.18	0.25	0.22	0.21	0.21
27	0.26	0.23	0.22	0.21	0.22	0.20	0.19	0.19	0.26	0.23	0.22	0.21
28	0.26	0.24	0.23	0.22	0.23	0.21	0.20	0.20	0.26	0.24	0.23	0.22
29	0.27	0.24	0.23	0.23	0.24	0.21	0.21	0.20	0.27	0.24	0.23	0.23
30	0.28	0.25	0.24	0.23	0.24	0.22	0.21	0.21	0.28	0.25	0.24	0.23
31	0.29	0.26	0.25	0.24	0.25	0.22	0.22	0.21	0.29	0.26	0.25	0.24
32	0.30	0.27	0.26	0.25	0.26	0.23	0.23	0.22	0.30	0.27	0.26	0.25
33	0.31	0.28	0.27	0.26	0.27	0.24	0.24	0.23	0.31	0.28	0.27	0.26
34	0.33	0.29	0.28	0.27	0.28	0.25	0.25	0.24	0.33	0.29	0.28	0.27
35	0.35	0.31	0.30	0.29	0.30	0.26	0.26	0.25	0.35	0.31	0.30	0.29
36	0.37	0.33	0.31	0.30	0.31	0.28	0.27	0.26	0.36	0.33	0.31	0.30
37	0.39	0.35	0.34	0.33	0.33	0.30	0.29	0.28	0.38	0.35	0.34	0.33
38	0.42	0.37	0.36	0.35	0.35	0.32	0.30	0.30	0.41	0.37	0.35	0.35
39	0.45	0.40	0.38	0.37	0.38	0.34	0.32	0.31	0.44	0.39	0.37	0.36
40	0.48	0.43	0.41	0.40	0.40	0.36	0.34	0.33	0.47	0.42	0.40	0.39
41	0.51	0.45	0.44	0.42	0.42	0.38	0.36	0.35	0.50	0.44	0.43	0.41
42	0.54	0.48	0.46	0.45	0.45	0.40	0.38	0.37	0.53	0.47	0.45	0.44
43	0.57	0.51	0.49	0.47	0.47	0.42	0.40	0.39	0.56	0.50	0.48	0.46
44	0.60	0.53	0.51	0.50	0.50	0.44	0.42	0.42	0.59	0.52	0.50	0.49
45	0.62	0.55	0.53	0.51	0.52	0.46	0.44	0.43	0.61	0.54	0.52	0.50
46	0.64	0.57	0.55	0.53	0.54	0.48	0.46	0.45	0.63	0.56	0.54	0.52
47	0.65	0.58	0.56	0.54	0.56	0.50	0.48	0.47	0.64	0.57	0.55	0.53
48	0.66	0.59	0.57	0.55	0.58	0.52	0.50	0.49	0.65	0.58	0.56	0.54
49	0.67	0.60	0.58	0.56	0.61	0.54	0.52	0.50	0.66	0.59	0.57	0.55
50	0.68	0.61	0.58	0.57	0.63	0.56	0.54	0.52	0.68	0.61	0.58	0.57
51	0.69	0.62	0.59	0.57	0.65	0.58	0.56	0.54	0.69	0.62	0.59	0.57
52	0.71	0.63	0.60	0.58	0.67	0.60	0.58	0.56	0.71	0.63	0.60	0.58
53	0.73	0.65	0.62	0.60	0.70	0.62	0.60	0.58	0.73	0.65	0.62	0.60
54	0.75	0.67	0.64	0.62	0.72	0.64	0.62	0.60	0.75	0.67	0.64	0.62
55	0.78	0.69	0.66	0.64	0.75	0.66	0.64	0.62	0.78	0.69	0.66	0.64
56	0.82	0.72	0.69	0.67	0.77	0.68	0.66	0.64	0.82	0.72	0.69	0.67
57	0.86	0.76	0.73	0.71	0.80	0.71	0.68	0.66	0.85	0.76	0.73	0.71
58	0.91	0.80	0.77	0.74	0.83	0.73	0.70	0.68	0.90	0.79	0.76	0.73
59	0.96	0.84	0.81	0.78	0.85	0.75	0.72	0.70	0.95	0.83	0.80	0.77

WRL Xcelerator Exec
Issue Age	Duration 1
	Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

60	1.02	0.89	0.85	0.83	0.88	0.77	0.75	0.72	1.01	0.88	0.84	0.82
61	1.07	0.84	0.90	0.87	0.91	0.80	0.77	0.75	1.05	0.93	0.89	0.86
62	1.13	0.99	0.95	0.92	0.94	0.82	0.79	0.77	1.11	0.97	0.93	0.91
63	1.19	1.04	1.00	0.97	0.98	0.85	0.82	0.80	1.17	1.02	0.98	0.95
64	1.25	1.09	1.05	1.02	1.02	0.89	0.85	0.83	1.23	1.07	1.03	1.00
65	1.31	1.14	1.10	1.06	1.06	0.93	0.89	0.86	1.29	1.12	1.08	1.04
66	1.37	1.19	1.15	1.11	1.11	0.97	0.93	0.90	1.34	1.17	1.13	1.09
67	1.43	1.24	1.19	1.16	1.16	1.01	0.97	0.94	1.40	1.22	1.17	1.14
68	1.49	1.29	1.24	1.20	1.22	1.06	1.02	0.99	1.46	1.27	1.22	1.18
69	1.55	1.34	1.29	1.25	1.28	1.11	1.07	1.03	1.52	1.32	1.27	1.23
70	1.61	1.40	1.34	1.30	1.34	1.16	1.12	1.08	1.58	1.38	1.32	1.28
71	1.67	1.45	1.39	1.35	1.40	1.22	1.17	1.13	1.64	1.43	1.37	1.33
72	1.74	1.51	1.45	1.41	1.47	1.28	1.23	1.19	1.71	1.49	1.43	1.39
73	1.81	1.57	1.51	1.46	1.54	1.34	1.28	1.24	1.78	1.55	1.49	1.44
74	1.89	1.64	1.57	1.52	1.61	1.40	1.34	1.30	1.86	1.62	1.55	1.50
75	1.97	1.71	1.64	1.59	1.69	1.46	1.40	1.36	1.94	1.69	1.62	1.57
76	2.05	1.78	1.70	1.65	1.75	1.52	1.45	1.41	2.02	1.75	1.68	1.63
77	2.14	1.85	1.77	1.72	1.82	1.58	1.51	1.47	2.11	1.82	1.74	1.70
78	2.23	1.93	1.85	1.79	1.90	1.65	1.58	1.53	2.20	1.90	1.82	1.76
79	2.33	2.01	1.93	1.87	1.98	1.72	1.64	1.59	2.30	1.98	1.90	1.84
80	2.43	2.10	2.01	1.95	2.07	1.79	1.71	1.66	2.39	2.07	1.98	1.92

	WRL Xcelerator Exec
Issue Age	Duration 1
	Non-Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

18	0.12	0.11	0.11	0.10	0.11	0.10	0.10	0.10	0.12	0.11	0.11	0.10
19	0.13	0.12	0.11	0.11	0.12	0.11	0.10	0.10	0.13	0.12	0.11	0.11
20	0.13	0.12	0.11	0.11	0.12	0.11	0.10	0.10	0.13	0.12	0.11	0.11
21	0.14	0.12	0.12	0.11	0.12	0.11	0.11	0.10	0.14	0.12	0.12	0.11
22	0.14	0.13	0.12	0.12	0.13	0.11	0.11	0.11	0.14	0.13	0.12	0.12
23	0.14	0.13	0.12	0.12	0.13	0.12	0.11	0.11	0.14	0.13	0.12	0.12
24	0.15	0.13	0.13	0.12	0.13	0.12	0.11	0.11	0.15	0.13	0.13	0.12
25	0.15	0.14	0.13	0.13	0.14	0.12	0.12	0.11	0.15	0.14	0.13	0.13
26	0.16	0.14	0.14	0.13	0.14	0.13	0.12	0.12	0.16	0.14	0.14	0.13
27	0.16	0.15	0.14	0.14	0.15	0.13	0.13	0.12	0.16	0.15	0.14	0.14
28	0.17	0.15	0.14	0.14	0.15	0.14	0.13	0.13	0.17	0.15	0.14	0.14
29	0.17	0.16	0.15	0.15	0.16	0.14	0.13	0.13	0.17	0.16	0.15	0.15
30	0.18	0.16	0.15	0.15	0.16	0.14	0.14	0.13	0.18	0.16	0.15	0.15
31	0.19	0.17	0.16	0.15	0.17	0.15	0.14	0.14	0.19	0.17	0.16	0.15
32	0.19	0.17	0.16	0.16	0.17	0.15	0.15	0.14	0.19	0.17	0.16	0.16
33	0.20	0.18	0.17	0.16	0.18	0.16	0.15	0.15	0.20	0.18	0.17	0.16
34	0.20	0.18	0.17	0.17	0.18	0.16	0.16	0.15	0.20	0.18	0.17	0.17
35	0.21	0.19	0.18	0.17	0.19	0.17	0.16	0.16	0.21	0.19	0.18	0.17
36	0.21	0.19	0.18	0.18	0.19	0.17	0.16	0.16	0.21	0.19	0.18	0.18
37	0.22	0.19	0.19	0.18	0.20	0.18	0.17	0.16	0.22	0.19	0.19	0.18
38	0.22	0.20	0.19	0.18	0.20	0.18	0.17	0.17	0.22	0.20	0.19	0.18
39	0.23	0.20	0.19	0.19	0.21	0.19	0.18	0.17	0.23	0.20	0.19	0.19
40	0.23	0.21	0.20	0.19	0.21	0.19	0.18	0.18	0.23	0.21	0.20	0.19
41	0.24	0.21	0.20	0.20	0.22	0.19	0.19	0.18	0.24	0.21	0.20	0.20
42	0.24	0.22	0.21	0.20	0.22	0.20	0.19	0.18	0.24	0.22	0.21	0.20
43	0.25	0.22	0.21	0.20	0.23	0.20	0.19	0.19	0.25	0.22	0.21	0.20
44	0.25	0.23	0.22	0.21	0.23	0.20	0.20	0.19	0.25	0.23	0.22	0.21
45	0.26	0.23	0.22	0.22	0.23	0.21	0.20	0.19	0.26	0.23	0.22	0.22
46	0.27	0.24	0.23	0.22	0.23	0.21	0.20	0.19	0.27	0.24	0.23	0.22
47	0.28	0.25	0.24	0.23	0.23	0.21	0.20	0.19	0.28	0.25	0.24	0.23
48	0.29	0.26	0.25	0.24	0.23	0.20	0.19	0.19	0.28	0.25	0.24	0.24
49	0.30	0.26	0.25	0.25	0.22	0.20	0.19	0.18	0.29	0.25	0.24	0.24
50	0.31	0.27	0.26	0.26	0.22	0.19	0.19	0.18	0.30	0.26	0.25	0.25
51	0.32	0.28	0.27	0.26	0.22	0.19	0.18	0.18	0.31	0.27	0.26	0.25
52	0.33	0.29	0.28	0.27	0.21	0.19	0.18	0.18	0.32	0.28	0.27	0.26
53	0.34	0.30	0.29	0.28	0.21	0.19	0.18	0.18	0.33	0.29	0.28	0.27
54	0.35	0.31	0.30	0.29	0.22	0.19	0.19	0.18	0.34	0.30	0.29	0.28
55	0.36	0.32	0.31	0.30	0.23	0.20	0.19	0.19	0.35	0.31	0.30	0.29
56	0.38	0.33	0.32	0.31	0.24	0.21	0.20	0.20	0.37	0.32	0.31	0.30
57	0.39	0.34	0.33	0.32	0.26	0.23	0.22	0.21	0.38	0.33	0.32	0.31
58	0.40	0.35	0.34	0.33	0.28	0.25	0.24	0.23	0.39	0.34	0.33	0.32
59	0.41	0.36	0.35	0.34	0.30	0.27	0.26	0.25	0.40	0.35	0.34	0.33

WRL Xcelerator Exec
Issue Age	Duration 1
	Non-Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

60	0.42	0.37	0.36	0.35	0.33	0.29	0.28	0.27	0.41	0.36	0.35	0.34
61	0.44	0.38	0.37	0.36	0.35	0.31	0.30	0.29	0.43	0.37	0.36	0.35
62	0.45	0.39	0.38	0.37	0.38	0.33	0.32	0.31	0.44	0.38	0.37	0.36
63	0.46	0.40	0.39	0.38	0.40	0.35	0.34	0.33	0.45	0.40	0.39	0.38
64	0.48	0.42	0.40	0.39	0.42	0.37	0.35	0.34	0.47	0.42	0.40	0.39
65	0.49	0.43	0.41	0.40	0.44	0.38	0.36	0.35	0.49	0.43	0.41	0.40
66	0.50	0.44	0.42	0.41	0.45	0.39	0.37	0.36	0.50	0.44	0.42	0.41
67	0.52	0.45	0.43	0.42	0.45	0.39	0.38	0.37	0.51	0.44	0.43	0.42
68	0.53	0.46	0.45	0.43	0.46	0.40	0.38	0.37	0.52	0.45	0.44	0.42
69	0.55	0.48	0.46	0.44	0.46	0.40	0.39	0.37	0.54	0.47	0.45	0.43
70	0.56	0.49	0.47	0.46	0.46	0.40	0.39	0.37	0.55	0.48	0.46	0.45
71	0.58	0.50	0.48	0.47	0.46	0.40	0.39	0.38	0.57	0.49	0.47	0.46
72	0.59	0.52	0.50	0.48	0.46	0.40	0.39	0.38	0.58	0.51	0.49	0.47
73	0.61	0.53	0.51	0.50	0.47	0.41	0.39	0.38	0.60	0.52	0.50	0.49
74	0.63	0.55	0.53	0.51	0.47	0.41	0.39	0.38	0.61	0.54	0.52	0.50
75	0.65	0.56	0.54	0.52	0.48	0.42	0.40	0.39	0.63	0.55	0.53	0.51
76	0.66	0.58	0.56	0.54	0.49	0.43	0.41	0.40	0.64	0.57	0.55	0.53
77	0.68	0.59	0.57	0.55	0.51	0.44	0.42	0.41	0.66	0.58	0.56	0.54
78	0.70	0.61	0.59	0.57	0.52	0.45	0.43	0.42	0.68	0.59	0.57	0.56
79	0.72	0.63	0.60	0.59	0.53	0.46	0.44	0.43	0.70	0.61	0.58	0.57
80	0.75	0.65	0.62	0.60	0.55	0.47	0.46	0.44	0.73	0.63	0.60	0.58

	WRL Xcelerator Exec
Issue Age	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

18	0.31	0.28	0.27	0.26	0.27	0.25	0.24	0.23	0.31	0.28	0.27	0.26
19	0.32	0.29	0.28	0.28	0.28	0.26	0.25	0.24	0.32	0.29	0.28	0.28
20	0.34	0.31	0.30	0.29	0.30	0.27	0.26	0.26	0.34	0.31	0.30	0.29
21	0.36	0.32	0.31	0.30	0.31	0.28	0.28	0.27	0.36	0.32	0.31	0.30
22	0.37	0.34	0.33	0.32	0.33	0.30	0.29	0.28	0.37	0.34	0.33	0.32
23	0.39	0.36	0.34	0.33	0.34	0.31	0.30	0.30	0.39	0.36	0.34	0.33
24	0.41	0.37	0.36	0.35	0.36	0.33	0.32	0.31	0.41	0.37	0.36	0.35
25	0.43	0.39	0.38	0.37	0.38	0.34	0.33	0.32	0.43	0.39	0.38	0.37
26	0.45	0.41	0.40	0.38	0.40	0.36	0.35	0.34	0.45	0.41	0.40	0.38
27	0.47	0.43	0.41	0.40	0.41	0.37	0.36	0.35	0.46	0.42	0.41	0.40
28	0.49	0.45	0.43	0.42	0.43	0.39	0.38	0.37	0.48	0.44	0.43	0.42
29	0.52	0.47	0.45	0.44	0.45	0.40	0.39	0.38	0.51	0.46	0.44	0.43
30	0.54	0.49	0.47	0.45	0.47	0.42	0.41	0.40	0.53	0.48	0.46	0.45
31	0.56	0.51	0.49	0.47	0.49	0.44	0.43	0.42	0.55	0.50	0.48	0.47
32	0.59	0.53	0.51	0.50	0.51	0.46	0.45	0.44	0.58	0.52	0.50	0.49
33	0.62	0.56	0.54	0.52	0.53	0.48	0.47	0.46	0.61	0.55	0.53	0.51
34	0.65	0.59	0.57	0.55	0.56	0.51	0.49	0.48	0.64	0.58	0.56	0.54
35	0.69	0.62	0.60	0.58	0.59	0.54	0.52	0.51	0.68	0.61	0.59	0.57
36	0.74	0.67	0.64	0.62	0.63	0.57	0.55	0.54	0.73	0.66	0.63	0.61
37	0.79	0.71	0.68	0.66	0.67	0.60	0.59	0.57	0.78	0.70	0.67	0.65
38	0.84	0.76	0.73	0.71	0.71	0.64	0.62	0.60	0.83	0.75	0.72	0.70
39	0.90	0.82	0.79	0.76	0.76	0.68	0.66	0.64	0.89	0.81	0.78	0.75
40	0.97	0.87	0.84	0.82	0.80	0.73	0.70	0.68	0.95	0.86	0.83	0.81
41	1.03	0.93	0.89	0.87	0.85	0.77	0.74	0.72	1.01	0.91	0.88	0.86
42	1.09	0.99	0.95	0.92	0.90	0.82	0.78	0.76	1.07	0.97	0.93	0.90
43	1.15	1.04	1.00	0.97	0.95	0.86	0.83	0.80	1.13	1.02	0.98	0.95
44	1.21	1.09	1.05	1.02	1.00	0.91	0.87	0.84	1.19	1.07	1.03	1.00
45	1.26	1.14	1.09	1.06	1.05	0.95	0.91	0.89	1.24	1.12	1.07	1.04
46	1.30	1.17	1.13	1.10	1.10	1.00	0.96	0.93	1.28	1.15	1.11	1.08
47	1.33	1.20	1.15	1.12	1.15	1.04	1.00	0.97	1.31	1.18	1.14	1.11
48	1.35	1.22	1.17	1.14	1.19	1.08	1.04	1.01	1.33	1.21	1.16	1.13
49	1.38	1.24	1.19	1.16	1.24	1.12	1.08	1.04	1.37	1.23	1.18	1.15
50	1.40	1.26	1.21	1.17	1.29	1.16	1.12	1.09	1.39	1.25	1.20	1.16
51	1.42	1.28	1.23	1.19	1.34	1.21	1.16	1.13	1.41	1.27	1.22	1.18
52	1.46	1.31	1.26	1.22	1.39	1.25	1.21	1.17	1.45	1.30	1.26	1.22
53	1.51	1.36	1.30	1.26	1.45	1.31	1.26	1.22	1.50	1.36	1.30	1.26
54	1.57	1.41	1.35	1.31	1.52	1.37	1.32	1.28	1.57	1.41	1.35	1.31
55	1.66	1.49	1.42	1.38	1.59	1.43	1.38	1.34	1.65	1.48	1.42	1.38
56	1.77	1.59	1.52	1.47	1.67	1.50	1.45	1.41	1.76	1.58	1.51	1.46
57	1.89	1.70	1.62	1.58	1.75	1.57	1.52	1.47	1.88	1.69	1.61	1.57
58	2.04	1.82	1.75	1.69	1.84	1.65	1.59	1.55	2.02	1.80	1.73	1.68
59	2.19	1.96	1.88	1.82	1.93	1.73	1.67	1.62	2.16	1.94	1.86	1.80

	WRL Xcelerator Exec
Issue Age	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

60	2.35	2.10	2.02	1.96	2.03	1.82	1.75	1.70	2.32	2.07	1.99	1.93
61	2.52	2.25	2.16	2.10	2.13	1.91	1.84	1.78	2.48	2.22	2.13	2.07
62	2.70	2.41	2.31	2.24	2.24	2.01	1.93	1.87	2.65	2.37	2.27	2.20
63	2.88	2.56	2.46	2.39	2.35	2.11	2.03	1.97	2.83	2.52	2.42	2.35
64	3.05	2.71	2.61	2.53	2.47	2.22	2.13	2.07	2.99	2.66	2.56	2.48
65	3.22	2.86	2.76	2.67	2.60	2.33	2.24	2.17	3.16	2.81	2.71	2.62
66	3.38	3.01	2.90	2.81	2.74	2.45	2.35	2.28	3.32	2.95	2.85	2.76
67	3.54	3.14	3.03	2.94	2.88	2.58	2.47	2.40	3.47	3.08	2.97	2.89
68	3.69	3.28	3.16	3.06	3.02	2.70	2.59	2.51	3.62	3.22	3.10	3.01
69	3.84	3.42	3.29	3.19	3.17	2.84	2.72	2.64	3.77	3.36	3.23	3.14
70	4.00	3.56	3.42	3.32	3.33	2.98	2.86	2.77	3.93	3.50	3.36	3.27
71	4.17	3.70	3.56	3.45	3.49	3.13	3.00	2.90	4.10	3.64	3.50	3.40
72	4.35	3.86	3.71	3.60	3.67	3.28	3.15	3.05	4.28	3.80	3.65	3.55
73	4.54	4.03	3.88	3.76	3.85	3.45	3.30	3.20	4.47	3.97	3.82	3.70
74	4.75	4.22	4.05	3.93	4.05	3.62	3.47	3.36	4.68	4.16	3.99	3.87
75	4.98	4.42	4.25	4.12	4.26	3.81	3.65	3.53	4.91	4.36	4.19	4.06
76	5.22	4.63	4.45	4.31	4.45	3.98	3.80	3.68	5.14	4.57	4.39	4.25
77	5.48	4.86	4.67	4.53	4.67	4.17	3.99	3.86	5.40	4.79	4.60	4.46
78	5.75	5.10	4.90	4.75	4.90	4.38	4.19	4.05	5.67	5.03	4.83	4.68
79	6.04	5.35	5.14	4.98	5.14	4.59	4.39	4.25	5.95	5.27	5.07	4.91
80	6.34	5.61	5.40	5.23	5.39	4.82	4.60	4.45	6.25	5.53	5.32	5.15

	WRL Xcelerator Exec
Issue Age	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Non-Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

18	0.22	0.20	0.19	0.19	0.20	0.18	0.17	0.17	0.22	0.20	0.19	0.19
19	0.23	0.21	0.20	0.19	0.21	0.19	0.18	0.17	0.23	0.21	0.20	0.19
20	0.23	0.21	0.20	0.20	0.21	0.19	0.18	0.18	0.23	0.21	0.20	0.20
21	0.24	0.22	0.21	0.20	0.22	0.20	0.19	0.18	0.24	0.22	0.21	0.20
22	0.25	0.23	0.22	0.21	0.22	0.20	0.20	0.19	0.25	0.23	0.22	0.21
23	0.26	0.23	0.22	0.22	0.23	0.21	0.20	0.20	0.26	0.23	0.22	0.22
24	0.27	0.24	0.23	0.23	0.24	0.22	0.21	0.20	0.27	0.24	0.23	0.23
25	0.28	0.25	0.24	0.23	0.25	0.23	0.22	0.21	0.28	0.25	0.24	0.23
26	0.29	0.26	0.25	0.24	0.26	0.24	0.23	0.22	0.29	0.26	0.25	0.24
27	0.30	0.27	0.26	0.25	0.27	0.25	0.24	0.23	0.30	0.27	0.26	0.25
28	0.32	0.29	0.27	0.27	0.28	0.26	0.25	0.24	0.32	0.29	0.27	0.27
29	0.33	0.30	0.29	0.28	0.30	0.27	0.26	0.25	0.33	0.30	0.29	0.28
30	0.34	0.31	0.30	0.29	0.31	0.28	0.27	0.26	0.34	0.31	0.30	0.29
31	0.36	0.33	0.31	0.30	0.32	0.29	0.28	0.27	0.36	0.33	0.31	0.30
32	0.37	0.34	0.33	0.32	0.34	0.30	0.29	0.28	0.37	0.34	0.33	0.32
33	0.39	0.35	0.34	0.33	0.35	0.32	0.30	0.30	0.39	0.35	0.34	0.33
34	0.40	0.36	0.35	0.34	0.36	0.33	0.31	0.31	0.40	0.36	0.35	0.34
35	0.42	0.38	0.36	0.35	0.38	0.34	0.32	0.32	0.42	0.38	0.36	0.35
36	0.43	0.39	0.37	0.36	0.39	0.35	0.33	0.32	0.43	0.39	0.37	0.36
37	0.44	0.40	0.38	0.37	0.40	0.36	0.34	0.33	0.44	0.40	0.38	0.37
38	0.46	0.41	0.40	0.38	0.41	0.37	0.35	0.34	0.46	0.41	0.40	0.38
39	0.47	0.42	0.41	0.40	0.42	0.38	0.36	0.35	0.47	0.42	0.41	0.40
40	0.48	0.43	0.42	0.41	0.43	0.39	0.37	0.36	0.48	0.43	0.42	0.41
41	0.49	0.45	0.43	0.42	0.44	0.40	0.38	0.37	0.49	0.45	0.43	0.42
42	0.50	0.45	0.44	0.43	0.45	0.41	0.39	0.38	0.50	0.45	0.44	0.43
43	0.51	0.46	0.45	0.43	0.46	0.41	0.40	0.39	0.51	0.46	0.45	0.43
44	0.52	0.47	0.45	0.44	0.47	0.42	0.40	0.39	0.52	0.47	0.45	0.44
45	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
46	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
47	0.53	0.47	0.46	0.44	0.47	0.42	0.41	0.39	0.52	0.47	0.46	0.44
48	0.52	0.47	0.45	0.44	0.46	0.42	0.40	0.39	0.51	0.47	0.45	0.44
49	0.51	0.46	0.44	0.43	0.45	0.41	0.39	0.38	0.50	0.46	0.44	0.43
50	0.50	0.45	0.43	0.42	0.44	0.40	0.38	0.37	0.49	0.45	0.43	0.42
51	0.49	0.44	0.42	0.41	0.43	0.39	0.38	0.36	0.48	0.44	0.42	0.41
52	0.49	0.44	0.42	0.41	0.43	0.39	0.37	0.36	0.48	0.44	0.42	0.41
53	0.49	0.44	0.42	0.41	0.44	0.39	0.38	0.37	0.49	0.44	0.42	0.41
54	0.50	0.45	0.44	0.42	0.45	0.40	0.39	0.38	0.50	0.45	0.44	0.42
55	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
56	0.57	0.52	0.50	0.48	0.51	0.46	0.44	0.43	0.56	0.51	0.49	0.48
57	0.63	0.57	0.54	0.53	0.56	0.50	0.48	0.47	0.62	0.56	0.53	0.52
58	0.70	0.63	0.60	0.58	0.62	0.56	0.54	0.52	0.69	0.62	0.59	0.57
59	0.78	0.70	0.67	0.65	0.69	0.62	0.59	0.58	0.77	0.69	0.66	0.64

	WRL Xcelerator Exec
Issue Age	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Non-Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

60	0.86	0.77	0.74	0.71	0.76	0.68	0.66	0.64	0.85	0.76	0.73	0.70
61	0.94	0.84	0.81	0.78	0.83	0.75	0.72	0.70	0.93	0.83	0.80	0.77
62	1.02	0.91	0.87	0.85	0.90	0.81	0.78	0.75	1.01	0.90	0.86	0.84
63	1.09	0.97	0.94	0.91	0.97	0.87	0.83	0.81	1.08	0.96	0.93	0.90
64	1.15	1.03	0.99	0.96	1.02	0.92	0.88	0.85	1.14	1.02	0.98	0.95
65	1.20	1.07	1.03	1.00	1.07	0.95	0.92	0.89	1.19	1.06	1.02	0.99
66	1.23	1.10	1.06	1.03	1.10	0.98	0.94	0.91	1.22	1.09	1.05	1.02
67	1.26	1.12	1.08	1.05	1.12	1.00	0.96	0.93	1.25	1.11	1.07	1.04
68	1.27	1.14	1.09	1.06	1.13	1.01	0.97	0.94	1.26	1.13	1.08	1.05
69	1.28	1.15	1.10	1.07	1.14	1.02	0.98	0.95	1.27	1.14	1.09	1.06
70	1.29	1.15	1.10	1.07	1.14	1.02	0.98	0.95	1.28	1.14	1.09	1.06
71	1.29	1.15	1.11	1.08	1.14	1.02	0.98	0.95	1.28	1.14	1.10	1.07
72	1.30	1.16	1.11	1.08	1.15	1.03	0.99	0.96	1.29	1.15	1.10	1.07
73	1.31	1.17	1.12	1.09	1.16	1.04	1.00	0.97	1.30	1.16	1.11	1.08
74	1.33	1.19	1.14	1.10	1.17	1.05	1.01	0.98	1.31	1.18	1.13	1.09
75	1.35	1.21	1.16	1.13	1.20	1.07	1.03	1.00	1.34	1.20	1.15	1.12
76	1.41	1.26	1.21	1.17	1.24	1.11	1.07	1.04	1.39	1.25	1.20	1.16
77	1.45	1.30	1.25	1.21	1.28	1.15	1.10	1.07	1.43	1.29	1.24	1.20
78	1.50	1.34	1.29	1.25	1.32	1.19	1.14	1.10	1.48	1.33	1.28	1.24
79	1.55	1.38	1.33	1.29	1.37	1.22	1.18	1.14	1.53	1.36	1.32	1.28
80	1.60	1.43	1.37	1.33	1.41	1.26	1.21	1.18	1.58	1.41	1.35	1.32

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
Appendix C-1
Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL Xcelerator (Base Policy)

The charts below show the surrender charge and monthly per unit charge associated with the Inflation Fighter Rider.  These are based on a male, issue age 36, Preferred Elite rate class with an initial specified amount of $100,001.

Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	36	100,001	2,032
2	37	103,531	1,841
3	38	107,186	1,565
4	39	110,969	1,422
5	40	114,887	1,073
6	41	118,942	905
7	42	123,141	744
8	43	127,488	374
9	44	131,988	399
10	45	136,647	426
11	46	141,471	456
12	47	146,465	487
13	48	151,635	521
14	49	156,988	558
15	50	162,529	598
16	51	168,266	642
17	52	174,206	689
18	53	180,356	741
19	54	186,722	797
20	55	193,314	858
21	56	200,138	925
22	57	200,138	705
23	58	200,138	540
24	59	200,138	377
25	60	200,138	231
26	61	200,138	132
27	62	200,138	54
28	63	200,138	0

Current Surrender Charge with Inflation Fighter Rider
2,500
2,000
1,500
1,000
500
0
Dollars
36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63
Attained Age

The above chart shows the Base Policy surrender charge and the surrender charge that applies to each scheduled annual increase.  The Policy and each of the scheduled annual increases has a surrender charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	36	100,001	348
2	37	103,531	361
3	38	107,186	376
4	39	110,969	391
5	40	114,887	409
6	41	118,942	428
7	42	123,141	449
8	43	127,488	471
9	44	131,988	147
10	45	136,647	160
11	46	141,471	174
12	47	146,465	190
13	48	151,635	206
14	49	156,988	223
15	50	162,529	242
16	51	168,266	262
17	52	174,206	283
18	53	180,356	307
19	54	186,722	331
20	55	193,314	358
21	56	200,138	388
22	57	200,138	351
23	58	200,138	312
24	59	200,138	269
25	60	200,138	224
26	61	200,138	174
27	62	200,138	122
28	63	200,138	64
29	64	200,138	0

Current Monthly Per Unit Charge with Inflation Fighter Rider
Dollars
Attained Age

The above chart shows the current Base Policy monthly per unit charge and the monthly per unit charge that applies to each scheduled annual increase.  The Policy and each of the scheduled annual increases has a monthly per unit charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Appendix C-1
Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL XCELERATOR FOCUS

The charts below show the surrender charge and monthly per unit charge associated with the Inflation Fighter Rider.  These are based on a male, issue age 34, Preferred Elite rate class with an initial specified amount of $500,000.

Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	34	500,000	6,530
2	35	517,650	5,917
3	36	535,923	5,033
4	37	554,841	4,586
5	38	574,427	3,481
6	39	594,704	2,999
7	40	615,697	2,510
8	41	637,431	1,311
9	42	659,933	1,420
10	43	683,228	1,536
11	44	707,346	1,660
12	45	732,316	1,793
13	46	758,166	1,930
14	47	784,930	2,074
15	48	812,638	2,226
16	49	841,324	2,389
17	50	871,023	2,563
18	51	901,770	2,751
19	52	933,602	2,954
20	53	966,558	3,176
21	54	1,000,678	3,418
22	55	1,000,678	2,601
23	56	1,000,678	1,992
24	57	1,000,678	1,391
25	58	1,000,678	852
26	59	1,000,678	486
27	60	1,000,678	200
28	61	1,000,678	0

Current Surrender Charge with Inflation Fighter Rider
Dollars
12000
10000
8000
6000
2000
0
Age

The above chart shows (for Focus Policies only) the Policy surrender charge and the surrender charge that applies to each scheduled annual increase.  A Focus Policy and each of the scheduled annual increases has a surrender charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	34	500,000	1,020
2	35	517,650	1,056
3	36	535,923	1,095
4	37	554,841	1,139
5	38	574,427	1,188
6	39	594,704	1,241
7	40	615,697	1,299
8	41	637,431	1,362
9	42	659,933	410
10	43	683,228	449
11	44	707,346	491
12	45	732,316	534
13	46	758,166	581
14	47	784,930	634
15	48	812,638	692
16	49	841,324	757
17	50	871,023	828
18	51	901,770	900
19	52	933,602	980
20	53	966,558	1,067
21	54	1,000,678	1,130
22	55	1,000,678	1,027
23	56	1,000,678	914
24	57	1,000,678	790
25	58	1,000,678	655
26	59	1,000,678	511
27	60	1,000,678	354
28	61	1,000,678	184
29	62	1,000,678	0

Current Per Unit Charge with Inflation Fighter Rider
1200
1000
800
600
400
200
0
Dollars
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
Age

The above chart shows Focus Policy monthly per unit charge and the monthly per unit charge that applies to each scheduled annual increase.  The Focus Policy and each of the scheduled annual increases has a monthly per unit charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
Appendix D-1
Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page [__] on a Policy for an insured who is a 36 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $1, 013, a $100,001 initial specified amount and death benefit Option A.  The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page [__] is based on the same factors as those on page [__], except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

We based the illustration on page [___] on a Focus Policy for an insured who is a 34 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $3,690, a $500,000 initial specified amount and death benefit Option A.  The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page [  ] is based on the same factors as those on page [  ], except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

We based the illustration on page [  ] on an Exec Policy for an insured who is a 46 year old male in the Preferred Non-Tobacco rate class (the “representative insured”) paying an annual premium of $9,000, paid on the first day of each Policy year for durations 1 through 7, a $300,000 initial specified amount and death benefit Option A.  The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page [  ] is based on the same factors as those on page [  ] except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 2001 Standard Ordinary Mortality Tables with no tobacco distinction).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration uses the current charges, and the guaranteed illustration uses the guaranteed charges.  These charges are:

(1)
the daily charge for assuming mortality and expense risks assessed against each subaccount.  This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 15 Policy years (we guarantee to reduce this charge to 0.30% (annually) after the first 15 Policy years).  We may reduce this charge to 0.00% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year;

(2)
estimated daily expenses equivalent to an effective arithmetic average annual expense level of [%] of the portfolios’ gross average daily net assets.  The [%] gross average portfolio expense level assumes an equal allocation of amounts among the [  ] subaccounts available to new investors.  We used annualized actual audited expenses incurred during 2009 for the portfolios to calculate the gross average annual expense level; and

(3)
the premium expense charge (0% of all premium payments in the first Policy year and 3% of all premiums paid thereafter) and monthly deductions for the cost of insurance, the monthly Policy charge, and the monthly per unit charge.

The net surrender value in a Policy year also reflects the amount you would pay in surrender charges if you surrendered the Policy during that Policy year.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return.  The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office.  (See prospectus back cover – “Inquiries.”)

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
WRL XCELERATOR [UPDATES TO COME]
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 36
Specified Amount   $100,001                                                                                                Preferred Elite Class
Annual Premium                                 $1,013                                                                           Option Type A
Using Current Cost of Insurance Rates Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	100,001	100,001	100,001	517	562	592
2	100,001	100,001	100,001	990	1,111	1,195
3	100,001	100,001	100,001	1,448	1,677	1,841
4	100,001	100,001	100,001	1,894	2,262	2,535
5	100,001	100,001	100,001	2,327	2,866	3,281
6	100,001	100,001	100,001	2,749	3,492	4,083
7	100,001	100,001	100,001	3,158	4,139	4,947
8	100,001	100,001	100,001	3,555	4,808	5,875
9	100,001	100,001	100,001	4,284	5,855	7,236
10	100,001	100,001	100,001	4,993	6,939	8,701
15	100,001	100,001	100,001	8,238	12,949	17,894
20	100,001	100,001	100,001	11,104	20,489	32,024
25	100,001	100,001	100,001	13,502	29,780	53,465
30 (Age 66)	100,001	100,001	103,452	15,096	41,061	86,210
35 (Age 71)	100,001	100,001	156,508	15,543	54,840	136,094
40 (Age 76)	100,001	100,001	222,417	14,285	72,000	211,826
45 (Age 81)	100,001	100,001	343,043	10,277	94,264	326,708
50 (Age 86)	100,001	129,324	524,660	1,692	123,166	499,676
55 (Age 91)	*	166,807	796,576	*	158,864	758,643
60 (Age 96)	*	204,432	1,154,354	*	204,432	1,154,354
64 (Age 100)	*	250,211	1,620,054	*	250,211	1,620,054

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	-	-	-	20	11,104	20,489	32,024
2	-	-	-	25	13,502	29,780	53,465
3	26	254	419	30 (Age 66)	15,096	41,061	86,210
4	675	1,042	1,316	35 (Age 71)	15,543	54,840	136,094
5	1,514	2,053	2,468	40 (Age 76)	14,285	72,000	211,826
6	2,139	2,882	3,474	45 (Age 81)	10,277	94,264	326,708
7	2,752	3,733	4,540	50 (Age 86)	1,692	123,166	499,676
8	3,555	4,808	5,875	55 (Age 91)	*	158,864	758,643
9	4,284	5,855	7,236	60 (Age 96)	*	204,432	1,154,354
10	4,993	6,939	8,701	64 (Age 100)	*	250,211	1,620,054
15	8,238	12,949	17,894

* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
 WRL XCELERATOR [UPDATES TO COME]
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 36
Specified Amount   $100,001                                                                                                   Preferred Elite Class
Annual Premium                                    $1,013                                                                           Option Type A
Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	100,001	100,001	100,001	517	562	592
2	100,001	100,001	100,001	966	1,087	1,170
3	100,001	100,001	100,001	1,401	1,627	1,789
4	100,001	100,001	100,001	1,713	2,071	2,338
5	100,001	100,001	100,001	2,009	2,523	2,920
6	100,001	100,001	100,001	2,287	2,981	3,537
7	100,001	100,001	100,001	2,544	3,442	4,188
8	100,001	100,001	100,001	2,779	3,904	4,874
9	100,001	100,001	100,001	2,989	4,365	5,596
10	100,001	100,001	100,001	3,174	4,824	6,355
15	100,001	100,001	100,001	3,772	7,124	10,888
20	100,001	100,001	100,001	3,645	9,344	17,166
25	100,001	100,001	100,001	3,750	12,575	27,485
30 (Age 66)	100,001	100,001	100,001	1,259	14,119	41,403
35 (Age 71)	*	100,001	100,001	*	12,195	61,222
40 (Age 76)	*	100,001	100,001	*	2,355	92,250
45 (Age 81)	*	*	148,947	*	*	141,854
50 (Age 86)	*	*	223,792	*	*	213,135
55 (Age 91)	*	*	328,265	*	*	312,633
60 (Age 96)	*	*	464,449	*	*	464,449
64 (Age 100)	*	*	647,102	*	*	647,102

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	-	-	-	20	3,645	9,344	17,166
2	-	-	-	25	3,750	12,575	27,485
3	-	204	367	30 (Age 66)	1,259	14,119	41,403
4	494	852	1,118	35 (Age 71)	*	12,195	61,222
5	1,196	1,710	2,107	40 (Age 76)	*	2,355	92,250
6	1,677	2,371	2,927	45 (Age 81)	*	*	141,854
7	2,138	3,036	3,782	50 (Age 86)	*	*	213,135
8	2,779	3,904	4,874	55 (Age 91)	*	*	312,633
9	2,989	4,365	5,596	60 (Age 96)	*	*	464,449
10	3,174	4,824	6,355	64 (Age 100)	*	*	647,102
15	3,772	7,124	10,888
* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
WRL XCELERATOR FOCUS [UPDATES TO COME]
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 34
Specified Amount   $500,000                                                                                                Preferred Elite Class
Annual Premium    $3,690                                                                                                    Option Type A
Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.56% (Net)	6% (Gross) 5.44% (Net)	10% (Gross) 9.44% (Net)	0% (Gross) -0.56% (Net)	6% (Gross) 5.44% (Net)	10% (Gross) 9.44% (Net)
1	500,000	500,000	500,000	2,444	2,626	2,748
2	500,000	500,000	500,000	4,734	5,247	5,602
3	500,000	500,000	500,000	6,975	7,971	8,684
4	500,000	500,000	500,000	9,172	10,807	12,017
5	500,000	500,000	500,000	11,327	13,764	15,628
6	500,000	500,000	500,000	13,442	16,847	19,541
7	500,000	500,000	500,000	15,517	20,063	23,781
8	500,000	500,000	500,000	17,549	23,413	28,374
9	500,000	500,000	500,000	20,547	27,947	34,415
10	500,000	500,000	500,000	23,484	32,672	40,959
15	500,000	500,000	500,000	37,175	59,392	82,829
20	500,000	500,000	500,000	49,497	93,862	149,041
25	500,000	500,000	500,000	59,750	137,326	252,250
30 (Age 64)	500,000	500,000	514,016	66,355	191,582	414,529
35 (Age 69)	500,000	500,000	783,301	67,406	259,720	669,488
40 (Age 74)	500,000	500,000	1,162,890	59,691	346,936	1,066,872
45 (Age 79)	500,000	500,000	1,774,728	37,677	463,361	1,690,217
50 (Age 84)	*	651,091	2,791,750	*	620,087	2,658,809
55 (Age 89)	*	861,220	4,362,620	*	820,210	4,154,876
60 (Age 94)	*	1,099,038	6,603,875	*	1,077,488	6,474,387
65 (Age 99)	*	1,423,562	10,179,854	*	1,423,562	10,179,854
66 (Age 100)	*	1,504,654	11,144,623	*	1,504,654	11,144,623

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.56% (Net)	6% (Gross) 5.44% (Net)	10% (Gross) 9.44% (Net)	End of Policy Year	0% (Gross) -0.56% (Net)	6% (Gross) 5.44% (Net)	10% (Gross) 9.44% (Net)
1	-	-	-	20	49,497	93,862	149,041
2	-	-	-	25	59,750	137,326	252,250
3	2,404	3,400	4,113	30 (Age 64)	66,355	191,582	414,529
4	5,254	6,889	8,099	35 (Age 69)	67,406	259,720	669,488
5	8,715	11,152	13,016	40 (Age 74)	59,691	346,936	1,066,872
6	11,483	14,888	17,582	45 (Age 79)	37,677	463,361	1,690,217
7	14,211	18,757	22,475	50 (Age 84)	*	620,087	2,658,809
8	17,549	23,413	28,374	55 (Age 89)	*	820,210	4,154,876
9	20,547	27,947	34,415	60 (Age 94)	*	1,077,488	6,474,387
10	23,484	32,672	40,959	65 (Age 99)	*	1,423,562	10,179,854
15	37,175	59,392	82,829	66 (Age 100)	*	1,504,654	11,144,623

In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

WRL XCELERATOR FOCUS [UPDATES TO COME]
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 34
Specified Amount   $500,000                                                                                                   Preferred Elite Class
Annual Premium$3,690                                                                                                       Option Type A
Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.56% (Net)	6% (Gross) 5.44% (Net)	10% (Gross) 9.44% (Net)	0% (Gross) -0.56% (Net)	6% (Gross) 5.44% (Net)	10% (Gross) 9.44% (Net)
1	500,000	500,000	500,000	1,967	2,134	2,246
2	500,000	500,000	500,000	3,764	4,215	4,529
3	500,000	500,000	500,000	5,516	6,374	6,989
4	500,000	500,000	500,000	6,738	8,110	9,131
5	500,000	500,000	500,000	7,902	9,885	11,415
6	500,000	500,000	500,000	9,013	11,706	13,861
7	500,000	500,000	500,000	10,058	13,560	16,467
8	500,000	500,000	500,000	11,027	15,440	19,238
9	500,000	500,000	500,000	11,909	17,332	22,176
10	500,000	500,000	500,000	12,688	19,223	25,280
15	500,000	500,000	500,000	14,946	28,503	43,728
20	500,000	500,000	500,000	14,631	38,053	70,305
25	500,000	500,000	500,000	15,450	52,419	115,126
30 (Age 64)	500,000	500,000	500,000	6,013	60,838	177,462
35 (Age 69)	*	500,000	500,000	*	53,986	266,402
40 (Age 74)	*	500,000	500,000	*	15,828	405,515
45 (Age 79)	*	*	671,077	*	*	639,121
50 (Age 84)	*	*	1,041,843	*	*	992,231
55 (Age 89)	*	*	1,583,447	*	*	1,508,045
60 (Age 94)	*	*	2,315,262	*	*	2,269,865
65 (Age 99)	*	*	3,528,462	*	*	3,528,462
66 (Age 100)	*	*	3,854,719	*	*	3,854,719

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.56% (Net)	6% (Gross) 5.44% (Net)	10% (Gross) 9.44% (Net)	End of Policy Year	0% (Gross) -0.56% (Net)	6% (Gross) 5.44% (Net)	10% (Gross) 9.44% (Net)
1	-	-	-	20	14,631	38,053	70,305
2	-	-	-	25	15,450	52,419	115,126
3	945	1,803	2,418	30 (Age 64)	6,013	60,838	177,462
4	2,820	4,192	5,213	35 (Age 69)	*	53,986	266,402
5	5,290	7,273	8,803	40 (Age 74)	*	15,828	405,515
6	7,054	9,747	11,902	45 (Age 79)	*	*	639,121
7	8,752	12,254	15,161	50 (Age 84)	*	*	992,231
8	11,027	15,440	19,238	55 (Age 89)	*	*	1,508,045
9	11,909	17,332	22,176	60 (Age 94)	*	*	2,269,865
10	12,688	19,223	25,280	65 (Age 99)	*	*	3,528,462
15	14,946	28,503	43,728	66 (Age 100)	*	*	3,854,719
* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
WRL XCELERATOR EXEC [UPDATES TO COME]
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 46
Specified Amount   $300,000                                                                                                Preferred Non-Tobacco Class
Annual Premium    $9,000 for 7 yrs                                                                                   Option Type A
Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	300,000	300,000	300,000	7,700	8,204	8,540
2	300,000	300,000	300,000	14,059	15,502	16,498
3	300,000	300,000	300,000	20,246	23,048	25,050
4	300,000	300,000	300,000	26,260	30,847	34,238
5	300,000	300,000	300,000	32,111	38,918	44,124
6	300,000	300,000	300,000	37,817	47,289	54,780
7	300,000	300,000	300,000	43,377	55,966	66,266
8	300,000	300,000	300,000	40,223	55,872	69,211
9	300,000	300,000	300,000	38,776	57,482	74,144
10	300,000	300,000	300,000	37,255	59,066	79,394
15	300,000	300,000	300,000	28,194	66,231	111,247
20	300,000	300,000	300,000	18,075	75,431	162,658
25	300,000	300,000	300,000	3,514	83,256	241,219
30 (Age 76)	*	300,000	381,602	*	84,065	363,430
35 (Age 81)	*	300,000	576,346	*	72,736	548,901
40 (Age 86)	*	300,000	867,540	*	34,010	826,228
45 (Age 91)	*	*	1,299,826	*	*	1,237,929
50 (Age 96)	*	*	1,868,779	*	*	1,868,779
54 (Age 100)	*	*	2,615,167	*	*	2,615,167

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	7,700	8,204	8,540	15	28,194	66,231	111,247
2	14,059	15,502	16,498	20	18,075	75,431	162,658
3	20,246	23,048	25,050	25	3,514	83,256	241,219
4	26,260	30,847	34,238	30 (Age 76)	*	84,065	363,430
5	32,111	38,918	44,124	35 (Age 81)	*	72,736	548,901
6	37,817	47,289	54,780	40 (Age 86)	*	34,010	826,228
7	43,377	55,966	66,266	45 (Age 91)	*	*	1,237,929
8	40,223	55,872	69,211	50 (Age 96)	*	*	1,868,779
9	38,776	57,482	74,144	54 (Age 100)	*	*	2,615,167
10	37,255	59,066	79,394
* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
WRL XCELERATOR EXEC [UPDATES TO COME]
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 46
Specified Amount   $300,000                                                                                                Preferred Non-Tobacco Class
Annual Premium    $9,000 for 7 yrs                                                                                   Option Type A
Using Guaranteed Cost of Insurance Rates
DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of	CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	300,000	300,000	300,000	7,700	8,204	8,540
2	300,000	300,000	300,000	13,337	14,759	15,742
3	300,000	300,000	300,000	18,833	21,551	23,498
4	300,000	300,000	300,000	24,179	28,580	31,843
5	300,000	300,000	300,000	29,366	35,846	40,817
6	300,000	300,000	300,000	34,379	43,341	50,457
7	300,000	300,000	300,000	39,200	51,059	60,805
8	300,000	300,000	300,000	35,219	49,871	62,433
9	300,000	300,000	300,000	31,132	48,470	64,048
10	300,000	300,000	300,000	26,917	46,826	65,633
15	300,000	300,000	300,000	3,572	34,232	72,906
20	*	300,000	300,000	*	9,769	78,054
25	*	*	300,000	*	*	74,442
30 (Age 76)	*	*	300,000	*	*	47,622
35 (Age 81)	*	*	*	*	*	*
40 (Age 86)	*	*	*	*	*	*
45 (Age 91)	*	*	*	*	*	*
50 (Age 96)	*	*	*	*	*	*
54 (Age 100)	*	*	*	*	*	*
NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	7,700	8,204	8,540	15	3,572	34,232	72,906
2	13,337	14,759	15,742	20	*	9,769	78,054
3	18,833	21,551	23,498	25	*	*	74,442
4	24,179	28,580	31,843	30 (Age 76)	*	*	47,622
5	29,366	35,846	40,817	35 (Age 81)	*	*	*
6	34,379	43,341	50,457	40 (Age 86)	*	*	*
7	39,200	51,059	60,805	45 (Age 91)	*	*	*
8	35,219	49,871	62,433	50 (Age 96)	*	*	*
9	31,132	48,470	64,048	54 (Age 100)	*	*	*
10	26,917	46,826	65,633
* In the absence of an additional payment, the Policy would lapse.

APPENDICES A-2, B-2 C-2, & D-2
FOR POLICIES APPLIED FOR BEFORE
OCTOBER 30, 2008 and ISSUED
BEFORE JANUARY 1, 2009
(BASED ON THE 1980 C.S.O. TABLES)

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

Appendix A-2
Surrender Charge Per Thousand of Specified Amount Layer (Based on the gender and rate class of the insured) Base & Focus

Male/
Issue                          Male                          Male                                   Female                         Female                                Female
Age                       Tobacco                    Non-Tobacco                          Juvenile                      Tobacco                            Non-Tobacco

0                                  N/A                           N/A                                       15.29                             N/A                                 N/A
1                                  N/AN/A                                       14.69                             N/A                                 N/A
2                                  N/AN/A                                       14.69                             N/A                                 N/A
3                                  N/AN/A                                       14.26                             N/A                                 N/A
4                                  N/AN/A                                       13.82                             N/A                                 N/A
5                                  N/AN/A                                       13.82                             N/A                                 N/A
6                                  N/AN/A                                       13.82                             N/A                                 N/A
7                                  N/AN/A                                       13.82                             N/A                                 N/A
8                                  N/AN/A                                       13.82                             N/A                                 N/A
9                                  N/AN/A                                       13.82                             N/A                                 N/A
10                                N/AN/A                                       13.82                             N/A                                 N/A
11                                N/AN/A                                       13.82                             N/A                                 N/A
12                                N/AN/A                                       13.82                             N/A                                 N/A
13                                N/AN/A                                       14.26                             N/A                                 N/A
14                                N/AN/A                                       14.69                             N/A                                 N/A
15                                N/AN/A                                       15.12                             N/A                                 N/A
16                                N/AN/A                                       15.34                             N/A                                 N/A
17                                N/AN/A                                       15.98                             N/A                                 N/A
18                                16.5615.70                                                                            16.56                               15.70
19                                16.7815.91                                                                            16.78                               15.91
20                                16.9916.13                                                                            16.99                               16.13
21                                17.7816.49                                                                            17.35                               16.49
22                                18.0716.78                                                                            17.64                               16.78
23                                18.4317.14                                                                            18.00                               17.14
24                                18.7217.42                                                                            18.72                               17.42
25                                19.5117.78                                                                            19.08                               17.78
26                                20.1418.85                                                                            19.71                               18.42
27                                20.7419.47                                                                            20.32                               19.05
28                                21.2720.01                                                                            21.27                               19.59
29                                22.2721.02                                                                            21.85                               20.60
30                                22.8421.60                                                                            22.43                               21.18
31                                23.9422.30                                                                            23.12                               21.89
32                                24.5423.32                                                                            24.14                               22.92
33                                25.6023.99                                                                            24.80                               23.59
34                                26.5724.58                                                                            25.77                               24.18
35                                27.1925.61                                                                            26.40                               25.21
36                                27.4925.60                                                                            26.73                               25.22
37                                27.7825.97                                                                            27.06                               25.25
38                                28.1726.09                                                                            26.78                               25.40
39                                28.4426.14                                                                            26.80                               25.15

Issue                          Male                                Male                                                                      Female                                Female
Age                       Tobacco                            Non-Tobacco                                                           Tobacco                            Non-Tobacco

40                                28.55                                26.36                                                                      26.68                                25.12
41                                30.63                                28.13                                                                      28.76                                26.88
42                                32.81                                30.00                                                                      30.94                                28.76
43                                35.20                                31.77                                                                      33.02                                30.10
44                                37.91                                33.85                                                                      35.05                                31.02
45                                40.35                                35.67                                                                      36.18                                31.97
46                                42.64                                37.34                                                                      37.39                                32.99
47                                44.93                                38.79                                                                      38.65                                34.09
48                                47.22                                40.30                                                                      39.98                                35.24
49                                49.82                                41.91                                                                      41.39                                36.45
50                                52.73                                43.63                                                                      42.89                                37.77
51                                55.33                                45.47                                                                      44.46                                39.14
52                                58.81                                47.44                                                                      46.12                                40.61
53                                61.98                                49.53                                                                      47.89                                42.19
54                                66.09                                51.78                                                                      49.76                                43.84
55                                69.26                                54.18                                                                      51.73                                45.62
56                                72.53                                56.72                                                                      53.81                                47.50
57                                74.10                                59.46                                                                      55.98                                49.50
58                                74.10                                62.37                                                                      58.34                                51.66
59                                74.10                                65.49                                                                      60.91                                54.00
60                                74.10                                68.86                                                                      63.66                                56.51
61                                74.10                                72.46                                                                      66.64                                59.24
62                                74.10                                74.10                                                                      69.85                                62.17
63                                74.10                                74.10                                                                      73.33                                65.34
64                                74.10                                74.10                                                                      74.10                                68.74
65                                74.10                                74.10                                                                      74.10                                72.38
66 and over               74.10                                74.10                                                                      74.10                                74.10

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

Appendix B-2
Monthly Per Unit Charges (Rate Per Thousand)             BASE POLICY

	WRL Base
Issue Age	Band 1	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

0	0.16	0.13	0.12	0	0.01	0	0.03
1	0.16	0.13	0.12	1	0.01	1	0.03
2	0.16	0.13	0.12	2	0.01	2	0.03
3	0.17	0.13	0.12	3	0.01	3	0.03
4	0.17	0.14	0.12	4	0.01	4	0.03
5	0.17	0.14	0.12	5	0.01	5	0.03
6	0.17	0.14	0.12	6	0.01	6	0.03
7	0.17	0.14	0.13	7	0.01	7	0.03
8	0.17	0.14	0.13	8	0.01	8	0.03
9	0.17	0.14	0.13	9	0.01	9	0.03
10	0.17	0.14	0.13	10	0.01	10	0.03
11	0.17	0.14	0.13	11	0.01	11	0.03
12	0.17	0.14	0.13	12	0.01	12	0.03
13	0.17	0.14	0.13	13	0.01	13	0.03
14	0.17	0.14	0.13	14	0.01	14	0.03
15	0.17	0.14	0.13	15	0.01	15	0.03
16	0.17	0.14	0.13	16	0.01	16	0.03
17	0.17	0.14	0.13	17	0.01	17	0.03
18	0.17	0.14	0.13	18	0.01	18	0.03
19	0.17	0.14	0.13	19	0.01	19	0.03
20	0.17	0.14	0.13	20	0.01	20	0.03
21	0.17	0.14	0.13	21	0.01	21	0.03
22	0.17	0.14	0.13	22	0.01	22	0.03
23	0.17	0.14	0.13	23	0.01	23	0.03
24	0.18	0.15	0.13	24	0.01	24	0.03
25	0.18	0.15	0.14	25	0.01	25	0.03
26	0.18	0.15	0.14	26	0.01	26	0.03
27	0.19	0.16	0.14	27	0.01	27	0.04
28	0.19	0.16	0.15	28	0.01	28	0.04
29	0.20	0.17	0.16	29	0.01	29	0.04
30	0.20	0.17	0.16	30	0.01	30	0.04
31	0.21	0.18	0.17	31	0.01	31	0.04
32	0.22	0.19	0.18	32	0.01	32	0.04
33	0.23	0.20	0.19	33	0.01	33	0.05
34	0.24	0.21	0.20	34	0.01	34	0.05
35	0.25	0.22	0.21	35	0.01	35	0.05
36	0.26	0.23	0.22	36	0.01	36	0.05
37	0.28	0.25	0.23	37	0.01	37	0.06
38	0.29	0.26	0.25	38	0.01	38	0.06
39	0.31	0.28	0.26	39	0.02	39	0.07
40	0.32	0.29	0.28	40	0.02	40	0.07
41	0.34	0.31	0.30	41	0.02	41	0.07

Base
Issue Age	Band 1	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR
42	0.36	0.33	0.32	42	0.02	42	0.08
43	0.38	0.35	0.33	43	0.02	43	0.08
44	0.40	0.37	0.35	44	0.02	44	0.09
45	0.41	0.38	0.37	45	0.02	45	0.09
46	0.43	0.40	0.39	46	0.02	46	0.10
47	0.45	0.42	0.41	47	0.02	47	0.10
48	0.47	0.44	0.42	48	0.03	48	0.11
49	0.48	0.45	0.44	49	0.03	49	0.11
50	0.50	0.47	0.46	50	0.03	50	0.11
51	0.52	0.49	0.48	51	0.03	51	0.12
52	0.54	0.51	0.50	52	0.03	52	0.12
53	0.57	0.54	0.52	53	0.03	53	0.13
54	0.60	0.57	0.56	54	0.03	54	0.14
55	0.63	0.60	0.59	55	0.04	55	0.15
56	0.68	0.65	0.63	56	0.04	56	0.16
57	0.72	0.69	0.68	57	0.04	57	0.17
58	0.78	0.75	0.74	58	0.04	58	0.18
59	0.83	0.80	0.79	59	0.05	59	0.20
60	0.89	0.86	0.85	60	0.05	60	0.21
61	0.96	0.93	0.91	61	0.05	61	0.23
62	1.02	0.99	0.98	62	0.06	62	0.24
63	1.08	1.05	1.04	63	0.06	63	0.26
64	1.14	1.11	1.10	64	0.07	64	0.27
65	1.20	1.17	1.16	65	0.07	65	0.29
66	1.25	1.22	1.21	66	0.07	66	0.30
67	1.31	1.28	1.27	67	0.08	67	0.32
68	1.37	1.34	1.32	68	0.08	68	0.33
69	1.42	1.39	1.38	69	0.08	69	0.35
70	1.48	1.45	1.44	70	0.09	70	0.36
71	1.54	1.51	1.49	71	0.09	71	0.37
72	1.59	1.56	1.55	72	0.09	72	0.39
73	1.65	1.62	1.61	73	0.10	73	0.40
74	1.70	1.67	1.66	74	0.10	74	0.42
75	1.76	1.73	1.72	75	0.10	75	0.43
76	1.82	1.79	1.77	76	0.11	76	0.44
77	1.88	1.84	1.83	77	0.11	77	0.46
78	1.95	1.90	1.89	78	0.11	78	0.47
79	2.01	1.96	1.94	79	0.12	79	0.49
80	2.08	2.01	2.00	80	0.12	80	0.50
81	2.14	2.07	2.06	81	0.12	81	0.51
82	2.20	2.13	2.11	82	0.13	82	0.53
83	2.25	2.18	2.17	83	0.13	83	0.54
84	2.29	2.24	2.23	84	0.13	84	0.56
85	2.32	2.29	2.28	85	0.14	85	0.57

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009
Appendix B-2
Focus Current Monthly Per Unit Charges (Rate Per Thousand) FOCUS

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

0	0.09	0.08	0	0.01	0	0.03
1	0.09	0.08	1	0.01	1	0.03
2	0.09	0.08	2	0.01	2	0.03
3	0.09	0.08	3	0.01	3	0.03
4	0.09	0.08	4	0.01	4	0.03
5	0.09	0.08	5	0.01	5	0.03
6	0.09	0.08	6	0.01	6	0.03
7	0.09	0.08	7	0.01	7	0.03
8	0.09	0.08	8	0.01	8	0.03
9	0.09	0.08	9	0.01	9	0.03
10	0.09	0.08	10	0.01	10	0.03
11	0.09	0.08	11	0.01	11	0.03
12	0.09	0.08	12	0.01	12	0.03
13	0.09	0.08	13	0.01	13	0.03
14	0.09	0.08	14	0.01	14	0.03
15	0.09	0.08	15	0.01	15	0.03
16	0.09	0.08	16	0.01	16	0.03
17	0.09	0.08	17	0.01	17	0.03
18	0.09	0.08	18	0.01	18	0.03
19	0.09	0.08	19	0.01	19	0.03
20	0.09	0.08	20	0.01	20	0.03
21	0.09	0.08	21	0.01	21	0.03
22	0.09	0.08	22	0.01	22	0.03
23	0.09	0.08	23	0.01	23	0.03
24	0.09	0.08	24	0.01	24	0.03
25	0.09	0.08	25	0.01	25	0.03
26	0.09	0.08	26	0.01	26	0.03
27	0.10	0.09	27	0.01	27	0.04
28	0.10	0.09	28	0.01	28	0.04
29	0.11	0.10	29	0.01	29	0.04
30	0.11	0.10	30	0.01	30	0.04
31	0.11	0.10	31	0.01	31	0.04
32	0.12	0.11	32	0.01	32	0.04
33	0.12	0.11	33	0.01	33	0.05
34	0.13	0.12	34	0.01	34	0.05
35	0.13	0.12	35	0.01	35	0.05
36	0.14	0.13	36	0.01	36	0.05
37	0.15	0.14	37	0.01	37	0.06
38	0.16	0.15	38	0.01	38	0.06
39	0.17	0.16	39	0.02	39	0.07
40	0.19	0.18	40	0.02	40	0.07
41	0.20	0.19	41	0.02	41	0.07

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

42	0.21	0.20	42	0.02	42	0.08
43	0.22	0.21	43	0.02	43	0.08
44	0.23	0.22	44	0.02	44	0.09
45	0.24	0.23	45	0.02	45	0.09
46	0.25	0.24	46	0.02	46	0.10
47	0.27	0.26	47	0.02	47	0.10
48	0.28	0.27	48	0.03	48	0.11
49	0.29	0.28	49	0.03	49	0.11
50	0.31	0.30	50	0.03	50	0.11
51	0.32	0.31	51	0.03	51	0.12
52	0.33	0.32	52	0.03	52	0.12
53	0.34	0.33	53	0.03	53	0.13
54	0.36	0.35	54	0.03	54	0.14
55	0.37	0.36	55	0.04	55	0.15
56	0.40	0.39	56	0.04	56	0.16
57	0.44	0.43	57	0.04	57	0.17
58	0.47	0.46	58	0.04	58	0.18
59	0.51	0.50	59	0.05	59	0.20
60	0.54	0.53	60	0.05	60	0.21
61	0.57	0.56	61	0.05	61	0.23
62	0.61	0.60	62	0.06	62	0.24
63	0.64	0.63	63	0.06	63	0.26
64	0.68	0.67	64	0.07	64	0.27
65	0.71	0.70	65	0.07	65	0.29
66	0.75	0.74	66	0.07	66	0.30
67	0.79	0.78	67	0.08	67	0.32
68	0.83	0.82	68	0.08	68	0.33
69	0.87	0.86	69	0.08	69	0.35
70	0.92	0.91	70	0.09	70	0.36
71	0.96	0.95	71	0.09	71	0.37
72	1.00	0.99	72	0.09	72	0.39
73	1.04	1.03	73	0.10	73	0.40
74	1.08	1.07	74	0.10	74	0.42
75	1.12	1.11	75	0.10	75	0.43
76	1.19	1.18	76	0.11	76	0.44
77	1.26	1.25	77	0.11	77	0.46
78	1.33	1.32	78	0.11	78	0.47
79	1.40	1.39	79	0.12	79	0.49
80	1.48	1.47	80	0.12	80	0.50
81	1.55	1.54	81	0.12	81	0.51
82	1.62	1.61	82	0.13	82	0.53
83	1.69	1.68	83	0.13	83	0.54
84	1.76	1.75	84	0.13	84	0.56
85	1.83	1.82	85	0.14	85	0.57

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

FOCUS Guaranteed Monthly Per Unit Charges (Rate Per Thousand)

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

0	0.13	0.12	0	0.01	0	0.03
1	0.13	0.12	1	0.01	1	0.03
2	0.13	0.12	2	0.01	2	0.03
3	0.13	0.12	3	0.01	3	0.03
4	0.14	0.12	4	0.01	4	0.03
5	0.14	0.12	5	0.01	5	0.03
6	0.14	0.12	6	0.01	6	0.03
7	0.14	0.13	7	0.01	7	0.03
8	0.14	0.13	8	0.01	8	0.03
9	0.14	0.13	9	0.01	9	0.03
10	0.14	0.13	10	0.01	10	0.03
11	0.14	0.13	11	0.01	11	0.03
12	0.14	0.13	12	0.01	12	0.03
13	0.14	0.13	13	0.01	13	0.03
14	0.14	0.13	14	0.01	14	0.03
15	0.14	0.13	15	0.01	15	0.03
16	0.14	0.13	16	0.01	16	0.03
17	0.14	0.13	17	0.01	17	0.03
18	0.14	0.13	18	0.01	18	0.03
19	0.14	0.13	19	0.01	19	0.03
20	0.14	0.13	20	0.01	20	0.03
21	0.14	0.13	21	0.01	21	0.03
22	0.14	0.13	22	0.01	22	0.03
23	0.14	0.13	23	0.01	23	0.03
24	0.15	0.13	24	0.01	24	0.03
25	0.15	0.14	25	0.01	25	0.03
26	0.15	0.14	26	0.01	26	0.03
27	0.16	0.14	27	0.01	27	0.04
28	0.16	0.15	28	0.01	28	0.04
29	0.17	0.16	29	0.01	29	0.04
30	0.17	0.16	30	0.01	30	0.04
31	0.18	0.17	31	0.01	31	0.04
32	0.19	0.18	32	0.01	32	0.04
33	0.20	0.19	33	0.01	33	0.05
34	0.21	0.20	34	0.01	34	0.05
35	0.22	0.21	35	0.01	35	0.05
36	0.23	0.22	36	0.01	36	0.05
37	0.25	0.23	37	0.01	37	0.06
38	0.26	0.25	38	0.01	38	0.06
39	0.28	0.26	39	0.02	39	0.07
40	0.29	0.28	40	0.02	40	0.07
41	0.31	0.30	41	0.02	41	0.07

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

42	0.33	0.32	42	0.02	42	0.08
43	0.35	0.33	43	0.02	43	0.08
44	0.37	0.35	44	0.02	44	0.09
45	0.38	0.37	45	0.02	45	0.09
46	0.40	0.39	46	0.02	46	0.10
47	0.42	0.41	47	0.02	47	0.10
48	0.44	0.42	48	0.03	48	0.11
49	0.45	0.44	49	0.03	49	0.11
50	0.47	0.46	50	0.03	50	0.11
51	0.49	0.48	51	0.03	51	0.12
52	0.51	0.50	52	0.03	52	0.12
53	0.54	0.52	53	0.03	53	0.13
54	0.57	0.56	54	0.03	54	0.14
55	0.60	0.59	55	0.04	55	0.15
56	0.65	0.63	56	0.04	56	0.16
57	0.69	0.68	57	0.04	57	0.17
58	0.75	0.74	58	0.04	58	0.18
59	0.80	0.79	59	0.05	59	0.20
60	0.86	0.85	60	0.05	60	0.21
61	0.93	0.91	61	0.05	61	0.23
62	0.99	0.98	62	0.06	62	0.24
63	1.05	1.04	63	0.06	63	0.26
64	1.11	1.10	64	0.07	64	0.27
65	1.17	1.16	65	0.07	65	0.29
66	1.22	1.21	66	0.07	66	0.30
67	1.28	1.27	67	0.08	67	0.32
68	1.34	1.32	68	0.08	68	0.33
69	1.39	1.38	69	0.08	69	0.35
70	1.45	1.44	70	0.09	70	0.36
71	1.51	1.49	71	0.09	71	0.37
72	1.56	1.55	72	0.09	72	0.39
73	1.62	1.61	73	0.10	73	0.40
74	1.67	1.66	74	0.10	74	0.42
75	1.73	1.72	75	0.10	75	0.43
76	1.79	1.77	76	0.11	76	0.44
77	1.84	1.83	77	0.11	77	0.46
78	1.90	1.89	78	0.11	78	0.47
79	1.96	1.94	79	0.12	79	0.49
80	2.01	2.00	80	0.12	80	0.50
81	2.07	2.06	81	0.12	81	0.51
82	2.13	2.11	82	0.13	82	0.53
83	2.18	2.17	83	0.13	83	0.54
84	2.24	2.23	84	0.13	84	0.56
85	2.29	2.28	85	0.14	85	0.57

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

Exec Monthly Per Unit Charges (Rate Per Thousand)
	WRL Xcelerator Exec
Issue Age	Duration 1
	Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

18	0.18	0.16	0.15	0.15	0.16	0.14	0.14	0.13	0.18	0.16	0.15	0.15
19	0.19	0.17	0.16	0.16	0.16	0.15	0.14	0.14	0.19	0.17	0.16	0.16
20	0.19	0.17	0.17	0.16	0.17	0.15	0.15	0.15	0.19	0.17	0.17	0.16
21	0.20	0.18	0.18	0.17	0.18	0.16	0.16	0.15	0.20	0.18	0.18	0.17
22	0.21	0.19	0.18	0.18	0.18	0.17	0.16	0.16	0.21	0.19	0.18	0.18
23	0.22	0.20	0.19	0.18	0.19	0.17	0.17	0.16	0.22	0.20	0.19	0.18
24	0.23	0.21	0.20	0.19	0.20	0.18	0.18	0.17	0.23	0.21	0.20	0.19
25	0.24	0.21	0.21	0.20	0.21	0.19	0.18	0.18	0.24	0.21	0.21	0.20
26	0.25	0.22	0.21	0.21	0.21	0.19	0.19	0.18	0.25	0.22	0.21	0.21
27	0.26	0.23	0.22	0.21	0.22	0.20	0.19	0.19	0.26	0.23	0.22	0.21
28	0.26	0.24	0.23	0.22	0.23	0.21	0.20	0.20	0.26	0.24	0.23	0.22
29	0.27	0.24	0.23	0.23	0.24	0.21	0.21	0.20	0.27	0.24	0.23	0.23
30	0.28	0.25	0.24	0.23	0.24	0.22	0.21	0.21	0.28	0.25	0.24	0.23
31	0.29	0.26	0.25	0.24	0.25	0.22	0.22	0.21	0.29	0.26	0.25	0.24
32	0.30	0.27	0.26	0.25	0.26	0.23	0.23	0.22	0.30	0.27	0.26	0.25
33	0.31	0.28	0.27	0.26	0.27	0.24	0.24	0.23	0.31	0.28	0.27	0.26
34	0.33	0.29	0.28	0.27	0.28	0.25	0.25	0.24	0.33	0.29	0.28	0.27
35	0.35	0.31	0.30	0.29	0.30	0.26	0.26	0.25	0.35	0.31	0.30	0.29
36	0.37	0.33	0.31	0.30	0.31	0.28	0.27	0.26	0.36	0.33	0.31	0.30
37	0.39	0.35	0.34	0.33	0.33	0.30	0.29	0.28	0.38	0.35	0.34	0.33
38	0.42	0.37	0.36	0.35	0.35	0.32	0.30	0.30	0.41	0.37	0.35	0.35
39	0.45	0.40	0.38	0.37	0.38	0.34	0.32	0.31	0.44	0.39	0.37	0.36
40	0.48	0.43	0.41	0.40	0.40	0.36	0.34	0.33	0.47	0.42	0.40	0.39
41	0.51	0.45	0.44	0.42	0.42	0.38	0.36	0.35	0.50	0.44	0.43	0.41
42	0.54	0.48	0.46	0.45	0.45	0.40	0.38	0.37	0.53	0.47	0.45	0.44
43	0.57	0.51	0.49	0.47	0.47	0.42	0.40	0.39	0.56	0.50	0.48	0.46
44	0.60	0.53	0.51	0.50	0.50	0.44	0.42	0.41	0.59	0.52	0.50	0.49
45	0.62	0.55	0.53	0.51	0.52	0.46	0.44	0.43	0.61	0.54	0.52	0.50
46	0.64	0.57	0.55	0.53	0.54	0.48	0.46	0.45	0.63	0.56	0.54	0.52
47	0.65	0.58	0.56	0.54	0.56	0.50	0.48	0.47	0.64	0.57	0.55	0.53
48	0.66	0.59	0.57	0.55	0.58	0.52	0.50	0.49	0.65	0.58	0.56	0.54
49	0.67	0.60	0.58	0.56	0.61	0.54	0.52	0.50	0.66	0.59	0.57	0.55
50	0.68	0.61	0.58	0.57	0.63	0.56	0.54	0.52	0.68	0.61	0.58	0.57
51	0.69	0.62	0.59	0.57	0.65	0.58	0.56	0.54	0.69	0.62	0.59	0.57
52	0.71	0.63	0.60	0.58	0.67	0.60	0.58	0.56	0.71	0.63	0.60	0.58
53	0.73	0.65	0.62	0.60	0.70	0.62	0.60	0.58	0.73	0.65	0.62	0.60
54	0.75	0.67	0.64	0.62	0.72	0.64	0.62	0.60	0.75	0.67	0.64	0.62
55	0.78	0.69	0.66	0.64	0.75	0.66	0.64	0.62	0.78	0.69	0.66	0.64
56	0.82	0.72	0.69	0.67	0.77	0.68	0.66	0.64	0.82	0.72	0.69	0.67
57	0.86	0.76	0.73	0.71	0.80	0.71	0.68	0.66	0.85	0.76	0.73	0.71
58	0.91	0.80	0.77	0.74	0.83	0.73	0.70	0.68	0.90	0.79	0.76	0.73
59	0.96	0.84	0.81	0.78	0.85	0.75	0.72	0.70	0.95	0.83	0.80	0.77

	WRL Xcelerator Exec
Issue Age	Duration 1
	Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

60	1.02	0.89	0.85	0.83	0.88	0.77	0.75	0.72	1.01	0.88	0.84	0.82
61	1.07	0.94	0.90	0.87	0.91	0.80	0.77	0.75	1.05	0.93	0.89	0.86
62	1.13	0.99	0.95	0.92	0.94	0.82	0.79	0.77	1.11	0.97	0.93	0.91
63	1.19	1.04	1.00	0.97	0.98	0.85	0.82	0.80	1.17	1.02	0.98	0.95
64	1.25	1.09	1.05	1.02	1.02	0.89	0.85	0.83	1.23	1.07	1.03	1.00
65	1.31	1.14	1.10	1.06	1.06	0.93	0.89	0.86	1.29	1.12	1.08	1.04
66	1.37	1.19	1.15	1.11	1.11	0.97	0.93	0.90	1.34	1.17	1.13	1.09
67	1.43	1.24	1.19	1.16	1.16	1.01	0.97	0.94	1.40	1.22	1.17	1.14
68	1.49	1.29	1.24	1.20	1.22	1.06	1.02	0.99	1.46	1.27	1.22	1.18
69	1.55	1.34	1.29	1.25	1.28	1.11	1.07	1.03	1.52	1.32	1.27	1.23
70	1.61	1.40	1.34	1.30	1.34	1.16	1.12	1.08	1.58	1.38	1.32	1.28
71	1.67	1.45	1.39	1.35	1.40	1.22	1.17	1.13	1.64	1.43	1.37	1.33
72	1.74	1.51	1.45	1.41	1.47	1.28	1.23	1.19	1.71	1.49	1.43	1.39
73	1.81	1.57	1.51	1.46	1.54	1.34	1.28	1.24	1.78	1.55	1.49	1.44
74	1.89	1.64	1.57	1.52	1.61	1.40	1.34	1.30	1.86	1.62	1.55	1.50
75	1.97	1.71	1.64	1.59	1.69	1.46	1.40	1.36	1.94	1.69	1.62	1.57
76	2.05	1.78	1.70	1.65	1.75	1.52	1.45	1.41	2.02	1.75	1.68	1.63
77	2.14	1.85	1.77	1.72	1.82	1.58	1.51	1.47	2.11	1.82	1.74	1.70
78	2.23	1.93	1.85	1.79	1.90	1.65	1.58	1.53	2.20	1.90	1.82	1.76
79	2.33	2.01	1.93	1.87	1.98	1.72	1.64	1.59	2.30	1.98	1.90	1.84
80	2.43	2.10	2.01	1.95	2.07	1.79	1.71	1.66	2.39	2.07	1.98	1.92

	WRL Xcelerator Exec
Issue Age	Duration 1
	Non-Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

18	0.12	0.11	0.11	0.10	0.11	0.10	0.10	0.10	0.12	0.11	0.11	0.10
19	0.13	0.12	0.11	0.11	0.12	0.11	0.10	0.10	0.13	0.12	0.11	0.11
20	0.13	0.12	0.11	0.11	0.12	0.11	0.10	0.10	0.13	0.12	0.11	0.11
21	0.14	0.12	0.12	0.11	0.12	0.11	0.11	0.10	0.14	0.12	0.12	0.11
22	0.14	0.13	0.12	0.12	0.13	0.11	0.11	0.11	0.14	0.13	0.12	0.12
23	0.14	0.13	0.12	0.12	0.13	0.12	0.11	0.11	0.14	0.13	0.12	0.12
24	0.15	0.13	0.13	0.12	0.13	0.12	0.11	0.11	0.15	0.13	0.13	0.12
25	0.15	0.14	0.13	0.13	0.14	0.12	0.12	0.11	0.15	0.14	0.13	0.13
26	0.16	0.14	0.14	0.13	0.14	0.13	0.12	0.12	0.16	0.14	0.14	0.13
27	0.16	0.15	0.14	0.14	0.15	0.13	0.13	0.12	0.16	0.15	0.14	0.14
28	0.17	0.15	0.14	0.14	0.15	0.14	0.13	0.13	0.17	0.15	0.14	0.14
29	0.17	0.16	0.15	0.15	0.16	0.14	0.13	0.13	0.17	0.16	0.15	0.15
30	0.18	0.16	0.15	0.15	0.16	0.14	0.14	0.13	0.18	0.16	0.15	0.15
31	0.19	0.17	0.16	0.15	0.17	0.15	0.14	0.14	0.19	0.17	0.16	0.15
32	0.19	0.17	0.16	0.16	0.17	0.15	0.15	0.14	0.19	0.17	0.16	0.16
33	0.20	0.18	0.17	0.16	0.18	0.16	0.15	0.15	0.20	0.18	0.17	0.16
34	0.20	0.18	0.17	0.17	0.18	0.16	0.16	0.15	0.20	0.18	0.17	0.17
35	0.21	0.19	0.18	0.17	0.19	0.17	0.16	0.16	0.21	0.19	0.18	0.17
36	0.21	0.19	0.18	0.18	0.19	0.17	0.16	0.16	0.21	0.19	0.18	0.18
37	0.22	0.19	0.19	0.18	0.20	0.18	0.17	0.16	0.22	0.19	0.19	0.18
38	0.22	0.20	0.19	0.18	0.20	0.18	0.17	0.17	0.22	0.20	0.19	0.18
39	0.23	0.20	0.19	0.19	0.21	0.19	0.18	0.17	0.23	0.20	0.19	0.19
40	0.23	0.21	0.20	0.19	0.21	0.19	0.18	0.18	0.23	0.21	0.20	0.19
41	0.24	0.21	0.20	0.20	0.22	0.19	0.19	0.18	0.24	0.21	0.20	0.20
42	0.24	0.22	0.21	0.20	0.22	0.20	0.19	0.18	0.24	0.22	0.21	0.20
43	0.25	0.22	0.21	0.20	0.23	0.20	0.19	0.19	0.25	0.22	0.21	0.20
44	0.25	0.23	0.22	0.21	0.23	0.20	0.20	0.19	0.25	0.23	0.22	0.21
45	0.26	0.23	0.22	0.22	0.23	0.21	0.20	0.19	0.26	0.23	0.22	0.22
46	0.27	0.24	0.23	0.22	0.23	0.21	0.20	0.19	0.27	0.24	0.23	0.22
47	0.28	0.25	0.24	0.23	0.23	0.21	0.20	0.19	0.28	0.25	0.24	0.23
48	0.29	0.26	0.25	0.24	0.23	0.20	0.19	0.19	0.28	0.25	0.24	0.24
49	0.30	0.26	0.25	0.25	0.22	0.20	0.19	0.18	0.29	0.25	0.24	0.24
50	0.31	0.27	0.26	0.26	0.22	0.19	0.19	0.18	0.30	0.26	0.25	0.25
51	0.32	0.28	0.27	0.26	0.22	0.19	0.18	0.18	0.31	0.27	0.26	0.25
52	0.33	0.29	0.28	0.27	0.21	0.19	0.18	0.18	0.32	0.28	0.27	0.26
53	0.34	0.30	0.29	0.28	0.21	0.19	0.18	0.18	0.33	0.29	0.28	0.27
54	0.35	0.31	0.30	0.29	0.22	0.19	0.19	0.18	0.34	0.30	0.29	0.28
55	0.36	0.32	0.31	0.30	0.23	0.20	0.19	0.19	0.35	0.31	0.30	0.29
56	0.38	0.33	0.32	0.31	0.24	0.21	0.20	0.20	0.37	0.32	0.31	0.30
57	0.39	0.34	0.33	0.32	0.26	0.23	0.22	0.21	0.38	0.33	0.32	0.31
58	0.40	0.35	0.34	0.33	0.28	0.25	0.24	0.23	0.39	0.34	0.33	0.32
59	0.41	0.36	0.35	0.34	0.30	0.27	0.26	0.25	0.40	0.35	0.34	0.33

WRL Xcelerator Exec
Issue Age	Duration 1
	Non-Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

60	0.42	0.37	0.36	0.35	0.33	0.29	0.28	0.27	0.41	0.36	0.35	0.34
61	0.44	0.38	0.37	0.36	0.35	0.31	0.30	0.29	0.43	0.37	0.36	0.35
62	0.45	0.39	0.38	0.37	0.38	0.33	0.32	0.31	0.44	0.38	0.37	0.36
63	0.46	0.40	0.39	0.38	0.40	0.35	0.34	0.33	0.45	0.40	0.39	0.38
64	0.48	0.42	0.40	0.39	0.42	0.37	0.35	0.34	0.47	0.42	0.40	0.39
65	0.49	0.43	0.41	0.40	0.44	0.38	0.36	0.35	0.49	0.43	0.41	0.40
66	0.50	0.44	0.42	0.41	0.45	0.39	0.37	0.36	0.50	0.44	0.42	0.41
67	0.52	0.45	0.43	0.42	0.45	0.39	0.38	0.37	0.51	0.44	0.43	0.42
68	0.53	0.46	0.45	0.43	0.46	0.40	0.38	0.37	0.52	0.45	0.44	0.42
69	0.55	0.48	0.46	0.44	0.46	0.40	0.39	0.37	0.54	0.47	0.45	0.43
70	0.56	0.49	0.47	0.46	0.46	0.40	0.39	0.37	0.55	0.48	0.46	0.45
71	0.58	0.50	0.48	0.47	0.46	0.40	0.39	0.38	0.57	0.49	0.47	0.46
72	0.59	0.52	0.50	0.48	0.46	0.40	0.39	0.38	0.58	0.51	0.49	0.47
73	0.61	0.53	0.51	0.50	0.47	0.41	0.39	0.38	0.60	0.52	0.50	0.49
74	0.63	0.55	0.53	0.51	0.47	0.41	0.39	0.38	0.61	0.54	0.52	0.50
75	0.65	0.56	0.54	0.52	0.48	0.42	0.40	0.39	0.63	0.55	0.53	0.51
76	0.66	0.58	0.56	0.54	0.49	0.43	0.41	0.40	0.64	0.57	0.55	0.53
77	0.68	0.59	0.57	0.55	0.51	0.44	0.42	0.41	0.66	0.58	0.56	0.54
78	0.70	0.61	0.59	0.57	0.52	0.45	0.43	0.42	0.68	0.59	0.57	0.56
79	0.72	0.63	0.60	0.59	0.53	0.46	0.44	0.43	0.70	0.61	0.58	0.57
80	0.75	0.65	0.62	0.60	0.55	0.47	0.46	0.44	0.73	0.63	0.60	0.58

	WRL Xcelerator Exec
Issue Age	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

18	0.31	0.28	0.27	0.26	0.27	0.25	0.24	0.23	0.31	0.28	0.27	0.26
19	0.32	0.29	0.28	0.28	0.28	0.26	0.25	0.24	0.32	0.29	0.28	0.28
20	0.34	0.31	0.30	0.29	0.30	0.27	0.26	0.26	0.34	0.31	0.30	0.29
21	0.36	0.32	0.31	0.30	0.31	0.28	0.28	0.27	0.36	0.32	0.31	0.30
22	0.37	0.34	0.33	0.32	0.33	0.30	0.29	0.28	0.37	0.34	0.33	0.32
23	0.39	0.36	0.34	0.33	0.34	0.31	0.30	0.30	0.39	0.36	0.34	0.33
24	0.41	0.37	0.36	0.35	0.36	0.33	0.32	0.31	0.41	0.37	0.36	0.35
25	0.43	0.39	0.38	0.37	0.38	0.34	0.33	0.32	0.43	0.39	0.38	0.37
26	0.45	0.41	0.40	0.38	0.40	0.36	0.35	0.34	0.45	0.41	0.40	0.38
27	0.47	0.43	0.41	0.40	0.41	0.37	0.36	0.35	0.46	0.42	0.41	0.40
28	0.49	0.45	0.43	0.42	0.43	0.39	0.38	0.37	0.48	0.44	0.43	0.42
29	0.52	0.47	0.45	0.44	0.45	0.40	0.39	0.38	0.51	0.46	0.44	0.43
30	0.54	0.49	0.47	0.45	0.47	0.42	0.41	0.40	0.53	0.48	0.46	0.45
31	0.56	0.51	0.49	0.47	0.49	0.44	0.43	0.42	0.55	0.50	0.48	0.47
32	0.59	0.53	0.51	0.50	0.51	0.46	0.45	0.44	0.58	0.52	0.50	0.49
33	0.62	0.56	0.54	0.52	0.53	0.48	0.47	0.46	0.61	0.55	0.53	0.51
34	0.65	0.59	0.57	0.55	0.56	0.51	0.49	0.48	0.64	0.58	0.56	0.54
35	0.69	0.62	0.60	0.58	0.59	0.54	0.52	0.51	0.68	0.61	0.59	0.57
36	0.74	0.67	0.64	0.62	0.63	0.57	0.55	0.54	0.73	0.66	0.63	0.61
37	0.79	0.71	0.68	0.66	0.67	0.60	0.59	0.57	0.78	0.70	0.67	0.65
38	0.84	0.76	0.73	0.71	0.71	0.64	0.62	0.60	0.83	0.75	0.72	0.70
39	0.90	0.82	0.79	0.76	0.76	0.68	0.66	0.64	0.89	0.81	0.78	0.75
40	0.97	0.87	0.84	0.82	0.80	0.73	0.70	0.68	0.95	0.86	0.83	0.81
41	1.03	0.93	0.89	0.87	0.85	0.77	0.74	0.72	1.01	0.91	0.88	0.86
42	1.09	0.99	0.95	0.92	0.90	0.82	0.78	0.76	1.07	0.97	0.93	0.90
43	1.15	1.04	1.00	0.97	0.95	0.86	0.83	0.80	1.13	1.02	0.98	0.95
44	1.21	1.09	1.05	1.02	1.00	0.91	0.87	0.84	1.19	1.07	1.03	1.00
45	1.26	1.14	1.09	1.06	1.05	0.95	0.91	0.89	1.24	1.12	1.07	1.04
46	1.30	1.17	1.13	1.10	1.10	1.00	0.96	0.93	1.28	1.15	1.11	1.08
47	1.33	1.20	1.15	1.12	1.15	1.04	1.00	0.97	1.31	1.18	1.14	1.11
48	1.35	1.22	1.17	1.14	1.19	1.08	1.04	1.01	1.33	1.21	1.16	1.13
49	1.38	1.24	1.19	1.16	1.24	1.12	1.08	1.04	1.37	1.23	1.18	1.15
50	1.40	1.26	1.21	1.17	1.29	1.16	1.12	1.09	1.39	1.25	1.20	1.16
51	1.42	1.28	1.23	1.19	1.34	1.21	1.16	1.13	1.41	1.27	1.22	1.18
52	1.46	1.31	1.26	1.22	1.39	1.25	1.21	1.17	1.45	1.30	1.26	1.22
53	1.51	1.36	1.30	1.26	1.45	1.31	1.26	1.22	1.50	1.36	1.30	1.26
54	1.57	1.41	1.35	1.31	1.52	1.37	1.32	1.28	1.57	1.41	1.35	1.31
55	1.66	1.49	1.42	1.38	1.59	1.43	1.38	1.34	1.65	1.48	1.42	1.38
56	1.77	1.59	1.52	1.47	1.67	1.50	1.45	1.41	1.76	1.58	1.51	1.46
57	1.89	1.70	1.62	1.58	1.75	1.57	1.52	1.47	1.88	1.69	1.61	1.57
58	2.04	1.82	1.75	1.69	1.84	1.65	1.59	1.55	2.02	1.80	1.73	1.68
59	2.19	1.96	1.88	1.82	1.93	1.73	1.67	1.62	2.16	1.94	1.86	1.80

	WRL Xcelerator Exec
Issue Age	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

60	2.35	2.10	2.02	1.96	2.03	1.82	1.75	1.70	2.32	2.07	1.99	1.93
61	2.52	2.25	2.16	2.10	2.13	1.91	1.84	1.78	2.48	2.22	2.13	2.07
62	2.70	2.41	2.31	2.24	2.24	2.01	1.93	1.87	2.65	2.37	2.27	2.20
63	2.88	2.56	2.46	2.39	2.35	2.11	2.03	1.97	2.83	2.52	2.42	2.35
64	3.05	2.71	2.61	2.53	2.47	2.22	2.13	2.07	2.99	2.66	2.56	2.48
65	3.22	2.86	2.76	2.67	2.60	2.33	2.24	2.17	3.16	2.81	2.71	2.62
66	3.38	3.01	2.90	2.81	2.74	2.45	2.35	2.28	3.32	2.95	2.85	2.76
67	3.54	3.14	3.03	2.94	2.88	2.58	2.47	2.40	3.47	3.08	2.97	2.89
68	3.69	3.28	3.16	3.06	3.02	2.70	2.59	2.51	3.62	3.22	3.10	3.01
69	3.84	3.42	3.29	3.19	3.17	2.84	2.72	2.64	3.77	3.36	3.23	3.14
70	4.00	3.56	3.42	3.32	3.33	2.98	2.86	2.77	3.93	3.50	3.36	3.27
71	4.17	3.70	3.56	3.45	3.49	3.13	3.00	2.90	4.10	3.64	3.50	3.40
72	4.35	3.86	3.71	3.60	3.67	3.28	3.15	3.05	4.28	3.80	3.65	3.55
73	4.54	4.03	3.88	3.76	3.85	3.45	3.30	3.20	4.47	3.97	3.82	3.70
74	4.75	4.22	4.05	3.93	4.05	3.62	3.47	3.36	4.68	4.16	3.99	3.87
75	4.98	4.42	4.25	4.12	4.26	3.81	3.65	3.53	4.91	4.36	4.19	4.06
76	5.22	4.63	4.45	4.31	4.45	3.98	3.80	3.68	5.14	4.57	4.39	4.25
77	5.48	4.86	4.67	4.53	4.67	4.17	3.99	3.86	5.40	4.79	4.60	4.46
78	5.75	5.10	4.90	4.75	4.90	4.38	4.19	4.05	5.67	5.03	4.83	4.68
79	6.04	5.35	5.14	4.98	5.14	4.59	4.39	4.25	5.95	5.27	5.07	4.91
80	6.34	5.61	5.40	5.23	5.39	4.82	4.60	4.45	6.25	5.53	5.32	5.15

	WRL Xcelerator Exec
Issue Age	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Non-Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

18	0.22	0.20	0.19	0.19	0.20	0.18	0.17	0.17	0.22	0.20	0.19	0.19
19	0.23	0.21	0.20	0.19	0.21	0.19	0.18	0.17	0.23	0.21	0.20	0.19
20	0.23	0.21	0.20	0.20	0.21	0.19	0.18	0.18	0.23	0.21	0.20	0.20
21	0.24	0.22	0.21	0.20	0.22	0.20	0.19	0.18	0.24	0.22	0.21	0.20
22	0.25	0.23	0.22	0.21	0.22	0.20	0.20	0.19	0.25	0.23	0.22	0.21
23	0.26	0.23	0.22	0.22	0.23	0.21	0.20	0.20	0.26	0.23	0.22	0.22
24	0.27	0.24	0.23	0.23	0.24	0.22	0.21	0.20	0.27	0.24	0.23	0.23
25	0.28	0.25	0.24	0.23	0.25	0.23	0.22	0.21	0.28	0.25	0.24	0.23
26	0.29	0.26	0.25	0.24	0.26	0.24	0.23	0.22	0.29	0.26	0.25	0.24
27	0.30	0.27	0.26	0.25	0.27	0.25	0.24	0.23	0.30	0.27	0.26	0.25
28	0.32	0.29	0.27	0.27	0.28	0.26	0.25	0.24	0.32	0.29	0.27	0.27
29	0.33	0.30	0.29	0.28	0.30	0.27	0.26	0.25	0.33	0.30	0.29	0.28
30	0.34	0.31	0.30	0.29	0.31	0.28	0.27	0.26	0.34	0.31	0.30	0.29
31	0.36	0.33	0.31	0.30	0.32	0.29	0.28	0.27	0.36	0.33	0.31	0.30
32	0.37	0.34	0.33	0.32	0.34	0.30	0.29	0.28	0.37	0.34	0.33	0.32
33	0.39	0.35	0.34	0.33	0.35	0.32	0.30	0.30	0.39	0.35	0.34	0.33
34	0.40	0.36	0.35	0.34	0.36	0.33	0.31	0.31	0.40	0.36	0.35	0.34
35	0.42	0.38	0.36	0.35	0.38	0.34	0.32	0.32	0.42	0.38	0.36	0.35
36	0.43	0.39	0.37	0.36	0.39	0.35	0.33	0.32	0.43	0.39	0.37	0.36
37	0.44	0.40	0.38	0.37	0.40	0.36	0.34	0.33	0.44	0.40	0.38	0.37
38	0.46	0.41	0.40	0.38	0.41	0.37	0.35	0.34	0.46	0.41	0.40	0.38
39	0.47	0.42	0.41	0.40	0.42	0.38	0.36	0.35	0.47	0.42	0.41	0.40
40	0.48	0.43	0.42	0.41	0.43	0.39	0.37	0.36	0.48	0.43	0.42	0.41
41	0.49	0.45	0.43	0.42	0.44	0.40	0.38	0.37	0.49	0.45	0.43	0.42
42	0.50	0.45	0.44	0.43	0.45	0.41	0.39	0.38	0.50	0.45	0.44	0.43
43	0.51	0.46	0.45	0.43	0.46	0.41	0.40	0.39	0.51	0.46	0.45	0.43
44	0.52	0.47	0.45	0.44	0.47	0.42	0.40	0.39	0.52	0.47	0.45	0.44
45	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
46	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
47	0.53	0.47	0.46	0.44	0.47	0.42	0.41	0.39	0.52	0.47	0.46	0.44
48	0.52	0.47	0.45	0.44	0.46	0.42	0.40	0.39	0.51	0.47	0.45	0.44
49	0.51	0.46	0.44	0.43	0.45	0.41	0.39	0.38	0.50	0.46	0.44	0.43
50	0.50	0.45	0.43	0.42	0.44	0.40	0.38	0.37	0.49	0.45	0.43	0.42
51	0.49	0.44	0.42	0.41	0.43	0.39	0.38	0.36	0.48	0.44	0.42	0.41
52	0.49	0.44	0.42	0.41	0.43	0.39	0.37	0.36	0.48	0.44	0.42	0.41
53	0.49	0.44	0.42	0.41	0.44	0.39	0.38	0.37	0.49	0.44	0.42	0.41
54	0.50	0.45	0.44	0.42	0.45	0.40	0.39	0.38	0.50	0.45	0.44	0.42
55	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
56	0.57	0.52	0.50	0.48	0.51	0.46	0.44	0.43	0.56	0.51	0.49	0.48
57	0.63	0.57	0.54	0.53	0.56	0.50	0.48	0.47	0.62	0.56	0.53	0.52
58	0.70	0.63	0.60	0.58	0.62	0.56	0.54	0.52	0.69	0.62	0.59	0.57
59	0.78	0.70	0.67	0.65	0.69	0.62	0.59	0.58	0.77	0.69	0.66	0.64

	WRL Xcelerator Exec
Issue Age	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Non-Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

60	0.86	0.77	0.74	0.71	0.76	0.68	0.66	0.64	0.85	0.76	0.73	0.70
61	0.94	0.84	0.81	0.78	0.83	0.75	0.72	0.70	0.93	0.83	0.80	0.77
62	1.02	0.91	0.87	0.85	0.90	0.81	0.78	0.75	1.01	0.90	0.86	0.84
63	1.09	0.97	0.94	0.91	0.97	0.87	0.83	0.81	1.08	0.96	0.93	0.90
64	1.15	1.03	0.99	0.96	1.02	0.92	0.88	0.85	1.14	1.02	0.98	0.95
65	1.20	1.07	1.03	1.00	1.07	0.95	0.92	0.89	1.19	1.06	1.02	0.99
66	1.23	1.10	1.06	1.03	1.10	0.98	0.94	0.91	1.22	1.09	1.05	1.02
67	1.26	1.12	1.08	1.05	1.12	1.00	0.96	0.93	1.25	1.11	1.07	1.04
68	1.27	1.14	1.09	1.06	1.13	1.01	0.97	0.94	1.26	1.13	1.08	1.05
69	1.28	1.15	1.10	1.07	1.14	1.02	0.98	0.95	1.27	1.14	1.09	1.06
70	1.29	1.15	1.10	1.07	1.14	1.02	0.98	0.95	1.28	1.14	1.09	1.06
71	1.29	1.15	1.11	1.08	1.14	1.02	0.98	0.95	1.28	1.14	1.10	1.07
72	1.30	1.16	1.11	1.08	1.15	1.03	0.99	0.96	1.29	1.15	1.10	1.07
73	1.31	1.17	1.12	1.09	1.16	1.04	1.00	0.97	1.30	1.16	1.11	1.08
74	1.33	1.19	1.14	1.10	1.17	1.05	1.01	0.98	1.31	1.18	1.13	1.09
75	1.35	1.21	1.16	1.13	1.20	1.07	1.03	1.00	1.34	1.20	1.15	1.12
76	1.41	1.26	1.21	1.17	1.24	1.11	1.07	1.04	1.39	1.25	1.20	1.16
77	1.45	1.30	1.25	1.21	1.28	1.15	1.10	1.07	1.43	1.29	1.24	1.20
78	1.50	1.34	1.29	1.25	1.32	1.19	1.14	1.10	1.48	1.33	1.28	1.24
79	1.55	1.38	1.33	1.29	1.37	1.22	1.18	1.14	1.53	1.36	1.32	1.28
80	1.60	1.43	1.37	1.33	1.41	1.26	1.21	1.18	1.58	1.41	1.35	1.32

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009
Appendix C-2
Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL Xcelerator (Base Policy)

The charts below show the surrender charge and monthly per unit charge associated with the Inflation Fighter Rider.  These are based on a male, issue age 36, Preferred Elite rate class with an initial specified amount of $100,001.

Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	36	100,001	2,560
2	37	103,531	2,319
3	38	107,186	1,967
4	39	110,969	1,782
5	40	114,887	1,335
6	41	118,942	1,123
7	42	123,141	921
8	43	127,488	461
9	44	131,988	503
10	45	136,647	549
11	46	141,471	600
12	47	146,465	652
13	48	151,635	707
14	49	156,988	764
15	50	162,529	824
16	51	168,266	889
17	52	174,206	959
18	53	180,356	1,035
19	54	186,722	1,118
20	55	193,314	1,208
21	56	200,138	1,308
22	57	200,138	997
23	58	200,138	765
24	59	200,138	535
25	60	200,138	328
26	61	200,138	188
27	62	200,138	77
28	63	200,138	0

Current Surrender Charge with Inflation Fighter Rider
3,000
2,500
2,000
1,500
1,000
500
0
Dollars
36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63
Age

The above chart shows the Base Policy surrender charge and the surrender charge that applies to each scheduled annual increase.  The Policy and each of the scheduled annual increases has a surrender charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	36	100,001	312
2	37	103,531	324
3	38	107,186	337
4	39	110,969	351
5	40	114,887	366
6	41	118,942	382
7	42	123,141	400
8	43	127,488	420
9	44	131,988	130
10	45	136,647	141
11	46	141,471	153
12	47	146,465	166
13	48	151,635	180
14	49	156,988	194
15	50	162,529	209
16	51	168,266	225
17	52	174,206	242
18	53	180,356	261
19	54	186,722	282
20	55	193,314	305
21	56	200,138	332
22	57	200,138	301
23	58	200,138	268
24	59	200,138	232
25	60	200,138	193
26	61	200,138	151
27	62	200,138	106
28	63	200,138	56
29	64	200,138	0

Current Monthly Per Unit Charge with Inflation Fighter Rider
Dollars
Age

The above chart shows the current Base Policy monthly per unit charge and the monthly per unit charge that applies to each scheduled annual increase.  The Policy and each of the scheduled annual increases has a monthly per unit charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Appendix C-2
Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL Xcelerator Focus

The charts below show (for Focus Policies only) the surrender charge and monthly per unit charge associated with the Inflation Fighter Rider.  These are based on a male, issue age 34, Preferred Elite rate class with an initial specified amount of $500,000.

Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	34	500,000	12,290
2	35	517,650	11,144
3	36	535,923	9,464
4	37	554,841	8,589
5	38	574,427	6,453
6	39	594,704	5,467
7	40	615,697	4,448
8	41	637,431	2,131
9	42	659,933	2,284
10	43	683,228	2,470
11	44	707,346	2,693
12	45	732,316	2,943
13	46	758,166	3,213
14	47	784,930	3,496
15	48	812,638	3,789
16	49	841,324	4,095
17	50	871,023	4,419
18	51	901,770	4,764
19	52	933,602	5,138
20	53	966,558	5,545
21	54	1,000,678	5,989
22	55	1,000,678	4,562
23	56	1,000,678	3,499
24	57	1,000,678	2,446
25	58	1,000,678	1,498
26	59	1,000,678	856
27	60	1,000,678	353
28	61	1,000,678	0

The above chart shows (for Focus Policies only) the Policy surrender charge and the surrender charge that applies to each scheduled annual increase.  A Focus Policy and each of the scheduled annual increases (in specified amount) has a surrender charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	34	500,000	780
2	35	517,650	808
3	36	535,923	838
4	37	554,841	872
5	38	574,427	910
6	39	594,704	951
7	40	615,697	999
8	41	637,431	1,051
9	42	659,933	328
10	43	683,228	362
11	44	707,346	398
12	45	732,316	436
13	46	758,166	476
14	47	784,930	521
15	48	812,638	566
16	49	841,324	614
17	50	871,023	668
18	51	901,770	724
19	52	933,602	784
20	53	966,558	846
21	54	1,000,678	887
22	55	1,000,678	803
23	56	1,000,678	714
24	57	1,000,678	617
25	58	1,000,678	510
26	59	1,000,678	396
27	60	1,000,678	274
28	61	1,000,678	143
29	62	1,000,678	0

The above chart shows (for Focus Policies only) the current Policy monthly per unit charge and the monthly per unit charge that applies to each scheduled annual increase in specified amount.  A Focus Policy and each of the scheduled annual increases has a monthly per unit charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED
BEFORE JANUARY 1, 2009
Appendix D-2
Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page [___] on a Policy for an insured who is a 36 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $1,013, a $100,001 initial specified amount and death benefit Option A.  The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page [___] is based on the same factors as those on page [___], except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

We based the illustration on page [___] on a Focus Policy for an insured who is a 34 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $3,690, a $500,000 initial specified amount and death benefit Option A.  The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page [___] is based on the same factors as those on page [___], except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

We based the illustration on page [___] on an Exec Policy for an insured who is a 46 year old male in the Preferred Non-Tobacco rate class (the “representative insured”) paying an annual premium of $9,000, paid on the first day of each Policy year for durations 1 through 7, a $300,000 initial specified amount and death benefit Option A.  The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page [___] is based on the same factors as those on page [___] except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Mortality Tables with no tobacco distinction).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration uses the current charges, and the guaranteed illustration uses the guaranteed charges.  These charges are:

(4)
the daily charge for assuming mortality and expense risks assessed against each subaccount.  This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 15 Policy years (we guarantee to reduce this charge to 0.30% (annually) after the first 15 Policy years).  We may reduce this charge to 0.00% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year;

(5)
estimated daily expenses equivalent to an effective arithmetic average annual expense level of [___%] of the portfolios’ gross average daily net assets.  The [___%] gross average portfolio expense level assumes an equal allocation of amounts among the [73] subaccounts available to new investors.  We used annualized actual audited expenses incurred during 2009 for the portfolios to calculate the gross average annual expense level; and

(6)
the premium expense charge (0% of all premium payments in the first Policy year and 3% of all premiums paid thereafter) and monthly deductions for the cost of insurance, the monthly Policy charge, and the monthly per unit charge.

The net surrender value in a Policy year also reflects the amount you would pay in surrender charges if you surrendered the Policy during that Policy year.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return.  The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office.  (See prospectus back cover – “Inquiries.”)

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009
WRL XCELERATOR [UPDATES TO COME]
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 36
Specified Amount   $100,001                                                                                                Preferred Elite Class
Annual Premium                                 $1,013                                                                           Option Type A
Using Current Cost of Insurance Rates
DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of	CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	100,001	100,001	100,001	568	615	647
2	100,001	100,001	100,001	1,091	1,219	1,307
3	100,001	100,001	100,001	1,594	1,837	2,011
4	100,001	100,001	100,001	2,082	2,475	2,766
5	100,001	100,001	100,001	2,554	3,132	3,576
6	100,001	100,001	100,001	3,012	3,812	4,446
7	100,001	100,001	100,001	3,456	4,512	5,380
8	100,001	100,001	100,001	3,883	5,234	6,382
9	100,001	100,001	100,001	4,605	6,297	7,783
10	100,001	100,001	100,001	5,303	7,395	9,289
15	100,001	100,001	100,001	8,444	13,430	18,688
20	100,001	100,001	100,001	11,383	21,202	33,359
25	100,001	100,001	100,001	13,665	30,614	55,496
30 (Age 66)	100,001	100,001	107,227	15,015	41,969	89,355
35 (Age 71)	100,001	100,001	161,969	15,007	55,765	140,843
40 (Age 76)	100,001	100,001	229,913	12,936	72,925	218,965
45 (Age 81)	100,001	100,125	354,257	7,447	95,357	337,388
50 (Age 86)	*	130,731	541,049	*	124,506	515,284
55 (Age 91)	*	168,367	819,761	*	160,349	780,725
60 (Age 96)	*	206,209	1,186,645	*	206,209	1,186,645
64 (Age 100)	*	252,459	1,665,367	*	252,459	1,665,367
NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	-	-	-	20	11,383	21,202	33,359
2	-	-	-	25	13,665	30,614	55,496
3	-	45	219	30 (Age 66)	15,015	41,969	89,355
4	546	939	1,230	35 (Age 71)	15,007	55,765	140,843
5	1,530	2,108	2,552	40 (Age 76)	12,936	72,925	218,965
6	2,244	3,044	3,678	45 (Age 81)	7,447	95,357	337,388
7	2,944	4,000	4,868	50 (Age 86)	*	124,506	515,284
8	3,883	5,234	6,382	55 (Age 91)	*	160,349	780,725
9	4,605	6,297	7,783	60 (Age 96)	*	206,209	1,186,645
10	5,303	7,395	9,289	64 (Age 100)	*	252,459	1,665,367
15	8,444	13,430	18,688

* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009
WRL XCELERATOR   [UPDATES TO COME]
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 36
Specified Amount   $100,001                                                                                                                        Preferred Elite Class
Annual Premium    $1,013                                                                                                                        Option Type A

DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of	CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	100,001	100,001	100,001	568	615	647
2	100,001	100,001	100,001	1,008	1,133	1,220
3	100,001	100,001	100,001	1,429	1,662	1,829
4	100,001	100,001	100,001	1,663	2,028	2,300
5	100,001	100,001	100,001	1,877	2,392	2,792
6	100,001	100,001	100,001	2,069	2,754	3,306
7	100,001	100,001	100,001	2,240	3,113	3,845
8	100,001	100,001	100,001	2,388	3,467	4,407
9	100,001	100,001	100,001	2,511	3,814	4,993
10	100,001	100,001	100,001	2,607	4,150	5,603
15	100,001	100,001	100,001	2,620	5,583	9,008
20	100,001	100,001	100,001	1,544	6,260	13,109
25	*	100,001	100,001	*	6,698	19,264
30 (Age 66)	*	100,001	100,001	*	3,416	25,566
35 (Age 71)	*	*	100,001	*	*	30,464
40 (Age 76)	*	*	100,001	*	*	29,839
45 (Age 81)	*	*	100,001	*	*	11,623
50 (Age 86)	*	*	*	*	*	*
55 (Age 91)	*	*	*	*	*	*
60 (Age 96)	*	*	*	*	*	*
64 (Age 100)	*	*	*	*	*	*
NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	-	-	-	20	1,544	6,260	13,109
2	-	-	-	25	*	6,698	19,264
3	-	-	37	30 (Age 66)	*	3,416	25,566
4	127	492	764	35 (Age 71)	*	*	30,464
5	853	1,368	1,768	40 (Age 76)	*	*	29,839
6	1,301	1,986	2,538	45 (Age 81)	*	*	11,623
7	1,728	2,601	3,333	50 (Age 86)	*	*	*
8	2,388	3,467	4,407	55 (Age 91)	*	*	*
9	2,511	3,814	4,993	60 (Age 96)	*	*	*
10	2,607	4,150	5,603	64 (Age 100)	*	*	*
15	2,620	5,583	9,008
* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009
WRL XCELERATOR FOCUS    [UPDATES TO COME]
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 34
Specified Amount   $500,000                                                                                                Preferred Elite Class
Annual Premium        $3,690                                                                                                Option Type A
Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.56% (Net)	6% (Gross) 5.44% (Net)	10% (Gross) 9.44% (Net)	0% (Gross) -0.56% (Net)	6% (Gross) 5.44% (Net)	10% (Gross) 9.44% (Net)
1	500,000	500,000	500,000	2,669	2,859	2,985
2	500,000	500,000	500,000	5,175	5,716	6,090
3	500,000	500,000	500,000	7,616	8,675	9,432
4	500,000	500,000	500,000	10,003	11,750	13,041
5	500,000	500,000	500,000	12,339	14,949	16,943
6	500,000	500,000	500,000	14,626	18,279	21,166
7	500,000	500,000	500,000	16,864	21,747	25,737
8	500,000	500,000	500,000	19,047	25,352	30,680
9	500,000	500,000	500,000	21,947	29,897	36,841
10	500,000	500,000	500,000	24,773	34,620	43,503
15	500,000	500,000	500,000	37,689	61,086	85,898
20	500,000	500,000	500,000	50,094	96,182	153,996
25	500,000	500,000	500,000	59,998	140,065	259,879
30 (Age 64)	500,000	500,000	528,924	66,040	194,767	426,552
35 (Age 69)	500,000	500,000	805,036	66,101	263,353	688,065
40 (Age 74)	500,000	500,000	1,194,026	56,657	351,147	1,095,436
45 (Age 79)	500,000	500,000	1,821,134	31,561	468,770	1,734,414
50 (Age 84)	*	658,308	2,862,826	*	626,960	2,726,501
55 (Age 89)	*	870,002	4,469,761	*	828,574	4,256,916
60 (Age 94)	*	1,109,243	6,759,929	*	1,087,493	6,627,382
65 (Age 99)	*	1,436,650	10,419,442	*	1,436,650	10,419,442
66 (Age 100)	*	1,518,479	11,406,854	*	1,518,479	11,406,854

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.56% (Net)	6% (Gross) 5.44% (Net)	10% (Gross) 9.44% (Net)	End of Policy Year	0% (Gross) -0.56% (Net)	6% (Gross) 5.44% (Net)	10% (Gross) 9.44% (Net)
1	-	-	-	20	50,094	96,182	153,996
2	-	-	-	25	59,998	140,065	259,879
3	-	72	829	30 (Age 64)	66,040	194,767	426,552
4	2,629	4,376	5,667	35 (Age 69)	66,101	263,353	688,065
5	7,423	10,033	12,027	40 (Age 74)	56,657	351,147	1,095,436
6	10,939	14,592	17,479	45 (Age 79)	31,561	468,770	1,734,414
7	14,406	19,289	23,279	50 (Age 84)	*	626,960	2,726,501
8	19,047	25,352	30,680	55 (Age 89)	*	828,574	4,256,916
9	21,947	29,897	36,841	60 (Age 94)	*	1,087,493	6,627,382
10	24,773	34,620	43,503	65 (Age 99)	*	1,436,650	10,419,442
15	37,689	61,086	85,898	66 (Age 100)	*	1,518,479	11,406,854

* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009
WRL XCELERATOR FOCUS       [UPDATES TO COME]
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 34
Specified Amount   $500,000                                                                                                   Preferred Elite Class
Annual Premium    $3,690                                                                                                   Option Type A
Using Guaranteed Cost of Insurance Rates
DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of	CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.56% (Net)	6% (Gross) 5.44% (Net)	10% (Gross) 9.44% (Net)	0% (Gross) -0.56% (Net)	6% (Gross) 5.44% (Net)	10% (Gross) 9.44% (Net)
1	500,000	500,000	500,000	2,476	2,656	2,777
2	500,000	500,000	500,000	4,901	5,418	5,776
3	500,000	500,000	500,000	7,263	8,277	9,002
4	500,000	500,000	500,000	8,803	10,456	11,680
5	500,000	500,000	500,000	10,263	12,677	14,530
6	500,000	500,000	500,000	11,639	14,937	17,563
7	500,000	500,000	500,000	12,917	17,225	20,782
8	500,000	500,000	500,000	14,095	19,536	24,200
9	500,000	500,000	500,000	15,170	21,869	27,830
10	500,000	500,000	500,000	16,133	24,216	31,683
15	500,000	500,000	500,000	18,936	35,812	54,719
20	500,000	500,000	500,000	17,563	46,793	87,091
25	500,000	500,000	500,000	11,799	57,024	135,237
30 (Age 64)	*	500,000	500,000	*	56,216	201,219
35 (Age 69)	*	500,000	500,000	*	28,750	295,019
40 (Age 74)	*	*	500,000	*	*	444,891
45 (Age 79)	*	*	732,914	*	*	698,013
50 (Age 84)	*	*	1,127,590	*	*	1,073,896
55 (Age 89)	*	*	1,696,425	*	*	1,615,643
60 (Age 94)	*	*	2,461,418	*	*	2,413,155
65 (Age 99)	*	*	3,747,577	*	*	3,747,577
66 (Age 100)	*	*	4,093,823	*	*	4,093,823
NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.56% (Net)	6% (Gross) 5.44% (Net)	10% (Gross) 9.44% (Net)	End of Policy Year	0% (Gross) -0.56% (Net)	6% (Gross) 5.44% (Net)	10% (Gross) 9.44% (Net)
1	-	-	-	20	17,563	46,793	87,091
2	-	-	-	25	11,799	57,024	135,237
3	-	-	399	30 (Age 64)	*	56,216	201,219
4	1,429	3,082	4,306	35 (Age 69)	*	28,750	295,019
5	5,347	7,761	9,614	40 (Age 74)	*	*	444,891
6	7,952	11,250	13,876	45 (Age 79)	*	*	698,013
7	10,459	14,767	18,324	50 (Age 84)	*	*	1,073,896
8	14,095	19,536	24,200	55 (Age 89)	*	*	1,615,643
9	15,170	21,869	27,830	60 (Age 94)	*	*	2,413,155
10	16,133	24,216	31,683	65 (Age 99)	*	*	3,747,577
15	18,936	35,812	54,719	66 (Age 100)	*	*	4,093,823
* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

WRL XCELERATOR EXEC [UPDATES TO COME]
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 46
Specified Amount   $300,000                                                                                                Preferred Non-Tobacco Class
Annual Premium    $9,000 for 7 yrs                                                                                   Option Type A
Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	300,000	300,000	300,000	7,724	8,228	8,565
2	300,000	300,000	300,000	14,106	15,552	16,551
3	300,000	300,000	300,000	20,316	23,124	25,132
4	300,000	300,000	300,000	26,352	30,951	34,351
5	300,000	300,000	300,000	32,225	39,051	44,271
6	300,000	300,000	300,000	37,953	47,452	54,964
7	300,000	300,000	300,000	43,534	56,161	66,491
8	300,000	300,000	300,000	40,401	56,100	69,479
9	300,000	300,000	300,000	38,975	57,744	74,459
10	300,000	300,000	300,000	37,474	59,363	79,761
15	300,000	300,000	300,000	28,512	66,735	111,945
20	300,000	300,000	300,000	18,501	76,223	163,904
25	300,000	300,000	300,000	4,052	84,441	243,359
30 (Age 76)	*	300,000	385,232	*	85,835	366,888
35 (Age 81)	*	300,000	581,993	*	75,433	554,279
40 (Age 86)	*	300,000	876,203	*	38,359	834,479
45 (Age 91)	*	*	1,312,970	*	*	1,250,447
50 (Age 96)	*	*	1,887,833	*	*	1,887,833
54 (Age 100)	*	*	2,641,952	*	*	2,641,952

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	7,724	8,228	8,565	15	28,512	66,735	111,945
2	14,106	15,552	16,551	20	18,501	76,223	163,904
3	20,316	23,124	25,132	25	4,052	84,441	243,359
4	26,352	30,951	34,351	30 (Age 76)	*	85,835	366,888
5	32,225	39,051	44,271	35 (Age 81)	*	75,433	554,279
6	37,953	47,452	54,964	40 (Age 86)	*	38,359	834,479
7	43,534	56,161	66,491	45 (Age 91)	*	*	1,250,447
8	40,401	56,100	69,479	50 (Age 96)	*	*	1,887,833
9	38,975	57,744	74,459	54 (Age 100)	*	*	2,641,952
10	37,474	59,363	79,761
*In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

WRL XCELERATOR EXEC [UPDATES TO COME]
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 46
Specified Amount   $300,000                                                                                                Preferred Non-Tobacco Class
Annual Premium    $9,000 for 7 yrs                                                                                    Option Type A
Using Guaranteed Cost of Insurance Rates
DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of	CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	300,000	300,000	300,000	7,724	8,228	8,565
2	300,000	300,000	300,000	12,675	14,079	15,051
3	300,000	300,000	300,000	17,433	20,073	21,967
4	300,000	300,000	300,000	21,989	26,208	29,345
5	300,000	300,000	300,000	26,337	32,482	37,216
6	300,000	300,000	300,000	30,461	38,886	45,610
7	300,000	300,000	300,000	34,350	45,415	54,565
8	300,000	300,000	300,000	29,351	42,894	54,603
9	300,000	300,000	300,000	24,163	40,012	54,415
10	300,000	300,000	300,000	18,762	36,726	53,963
15	*	300,000	300,000	*	12,441	46,027
20	*	*	300,000	*	*	20,950
25	*	*	*	*	*	*
30 (Age 76)	*	*	*	*	*	*
35 (Age 81)	*	*	*	*	*	*
40 (Age 86)	*	*	*	*	*	*
45 (Age 91)	*	*	*	*	*	*
50 (Age 96)	*	*	*	*	*	*
54 (Age 100)	*	*	*	*	*	*
NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	7,724	8,228	8,565	15	*	12,441	46,027
2	12,675	14,079	15,051	20	*	*	20,950
3	17,433	20,073	21,967	25	*	*	*
4	21,989	26,208	29,345	30 (Age 76)	*	*	*
5	26,337	32,482	37,216	35 (Age 81)	*	*	*
6	30,461	38,886	45,610	40 (Age 86)	*	*	*
7	34,350	45,415	54,565	45 (Age 91)	*	*	*
8	29,351	42,894	54,603	50 (Age 96)	*	*	*
9	24,163	40,012	54,415	54 (Age 100)	*	*	*
10	18,762	36,726	53,963
* In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.  The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or our administrative office at:

Western Reserve Life
570 Carillon Parkway
St. Petersburg, Florida 33716
1-800-851-9777
Facsimile: 1-727-299-1620 (for interfund transfers – 1-727-299-1648)
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)
www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999. You also can obtain an investor brochure from The Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

SEC File No. 333-107705/811-4420

AG09700-05/2010

174

PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

WRL XCELERATORSM
WRL XCELERATOR FOCUSSM
WRL XCELERATOR EXECSM

issued through
WRL Series Life Account
by
Western Reserve Life Assurance Co. of Ohio

Administrative Office:
570 Carillon Parkway
St. Petersburg, Florida 33716
1-800-851-9777
(727) 299-1800
Facsimile 1-727-299-1620/1-727-299-1648 (interfund transactions only)

Direct all payments by check and all correspondence
and notices to the Mailing Address:
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa  52499

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL XceleratorSM, WRL Xcelerator FocusSM, and WRL Xcelerator ExecSM , each a flexible premium variable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2010, by calling our administrative office at 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the mailing address at, Western Reserve Life, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.  The prospectus sets forth information that a prospective investor should know before investing in a Policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust – Initial Class, the Fidelity Variable Insurance Products Funds – Service Class 2 Shares, the ProFunds, the Access One Trust, the AllianceBernstein Variable Products Series Fund, and the Franklin Templeton Variable Insurance Products Trust.

AGO9701-05/2010

Table of Contents

The Policy – General Provisions[INSERT PAGE NUMBER]
Ownership Rights[INSERT PAGE NUMBER]
Our Right to Contest the Policy[INSERT PAGE NUMBER]
Suicide Exclusion[INSERT PAGE NUMBER]
Misstatement of Age or Gender[INSERT PAGE NUMBER]
Modifying the Policy[INSERT PAGE NUMBER]
Mixed and Shared Funding[INSERT PAGE NUMBER]
Death Benefit[INSERT PAGE NUMBER]
Additional Information[INSERT PAGE NUMBER]
Additional Information about Western Reserve and the Separate Account[INSERT PAGE NUMBER]
Legal Matters[INSERT PAGE NUMBER]
Variations in Policy Provisions[INSERT PAGE NUMBER]
Personalized Illustrations of Policy Benefits[INSERT PAGE NUMBER]
Sale of the Policies[INSERT PAGE NUMBER]
Reports to Owners[INSERT PAGE NUMBER]
Records[INSERT PAGE NUMBER]
Independent Registered Public Accounting Firm[INSERT PAGE NUMBER]
Experts[INSERT PAGE NUMBER]
Financial Statements[INSERT PAGE NUMBER]
Underwriters[INSERT PAGE NUMBER]
Underwriting Standards[INSERT PAGE NUMBER]
IMSA	[INSERT PAGE NUMBER]
Performance Data[INSERT PAGE NUMBER]
Other Performance Data in Advertising Sales Literature[INSERT PAGE NUMBER]
Western Reserve's Published Ratings[INSERT PAGE NUMBER]
Index to Financial Statements[INSERT PAGE NUMBER]
WRL Series Life AccountS-1
Western Reserve Life Assurance Co. of OhioG-1

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice, in good order, at our mailing address at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date that the written notice is accepted by us in good order, at our mailing address.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us in good order, at our mailing address.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
	•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Selecting the tax test	•
The owner may elect either the guideline premium test or the cash value accumulation test.  Your election may affect the amount of the death benefit payable under your Policy, the amount of premiums you may pay, and the amount of your monthly deduction.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy

A new two year contestability period shall apply to each increase in specified amount that requires evidence of insurability (excluding automatic increases generated by the Inflation Fighter Rider), beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy, or requested increase that requires evidence of insurability, has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the owner in one sum. For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in specified amount that requires evidence of insurability, our liability with respect to such increase will be limited to its cost of insurance charges and any per unit charges.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge and per unit charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No registered representative may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, each fund’s Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Death Benefit

To qualify as “life insurance” under the federal tax laws, the Policy must provide a minimum death benefit.  The minimum death benefit will be determined as of the date of death of the insured.  Under current federal tax law, either the “guideline premium” test or the “cash value accumulation” test may be used to determine whether the Policy qualifies as “life insurance” under the Internal Revenue Code.

The “guideline premium” tax test limits the dollar amount of payments you may make under a Policy.  There are no such legal limits on the amount of premium payments under the “cash value accumulation” tax test, although we may apply our own limits.  The factors used to determine the minimum death benefit applicable to a given cash value are different under the two tests.

You must elect one of the tax tests at the time of application for the Policy.  You may not change tests.  You should consult a qualified tax advisor in choosing between the “guideline premium” and the “cash value accumulation” tests and in choosing a death benefit option.

The minimum death benefit is computed by multiplying the cash value as of the date of the insured’s death by a limitation percentage for the insured’s age.  Under the cash value accumulation test the cash value in this calculation is reduced by any applicable net single premium for riders that are qualified additional benefits before multiplying by the limitation percentage.  The minimum death benefit factors will be adjusted to conform to any changes in federal tax laws.

Additional Information

Additional Information about Western Reserve and the Separate Account

Western Reserve is a stock life insurance company and is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services.  All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law. Western Reserve's administrative office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202 and the mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Western Reserve was initially incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

Legal Matters

Arthur D. Woods, Vice President and Senior Counsel of Western Reserve, has provided legal advice on certain matters in connection with the issuance of the Policy.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include differences in charges or Policy features may be unavailable or known by a different name. Please refer to your Policy; any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Our affiliate, TCI, serves as principal underwriter for the Policies.   TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.  TCI is an affiliate of Western Reserve and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA.  TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”).  TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with AFSG.  Sales representatives are appointed as our insurance agents.

During fiscal year 2007, before TCI replaced our affiliate, AFSG Securities Corporation (“AFSG”) as principal underwriter for the Policies, the amount paid to AFSG was $21,215,096. The amount paid to TCI for the period May 1, 2007 through December 31, 2007, in connection with all Policies sold through the separate account, was $44,112,185. During fiscal years 2009 and 2008, the amounts paid to TCI in connection with all Policies sold through the separate account were $_________ and $47,040,038, respectively.  AFSG and TCI passed through to selling firms, and did not retain, any portion of any commissions they received.  Our parent company provides capital distributions to TCI (and provided capital distributions to AFSG), and pays for TCI’s (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or InterSecurities, Inc. may pay certain selling firms additional cash amounts for:  (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them.   These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the separate account at December 31, 2009 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Western Reserve at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in the firm’s respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Senior Vice President and Managing Actuary of Western Reserve, located at 570 Carillon Parkway, St. Petersburg, Florida  33716, as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements

Western Reserve's statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these statutory-basis financial statements and schedules only as bearing upon Western Reserve's ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Western Reserve's statutory-basis financial statements and schedules at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

Underwriters

Underwriting Standards

The Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge will vary by the insured's gender, issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, length of time from the Policy date or from the date of any increase in specified amount,  underwriting class, and such other factors that we may consider in determining cost of insurance rates. We currently place insureds into the following underwriting classes:

•	preferred elite;
•	preferred plus;
•	preferred;
•	non-tobacco;
•	preferred tobacco;
•	tobacco; and
•	juvenile – under 18.

We also place insureds in various sub-standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of
•	other variable life issuers in general;
•
variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>
Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>
indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Western Reserve's Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Index to Financial Statements [Note: Updated financials will be provided in a subsequent filing upon completion]

WRL Series Life Account:
Report of Independent Registered Public Accounting Firm, dated March _____, 2010
Statements of Assets and Liabilities at December 31, 2009
Statements of Operations for the year ended December 31, 2009
Statements of Changes in Net Assets for the years ended December 31, 2009 and 2008
Notes to the Financial Statements

Western Reserve Life Assurance Co. of Ohio
Report of Independent Registered Public Accounting Firm, dated March ___, 2010
Balance Sheets Statutory-Basis at December 31, 2009 and 2008
Statements of Operations Statutory-Basis for the years ended December 31, 2009, 2008 and 2007
Statements of Changes in Capital and Surplus Statutory-Basis for the years ended December 31, 2009, 2008 and 2007
Statements of Cash Flow Statutory-Basis for the years ended December 31, 2009, 2008 and 2007
Notes to Financial Statements--Statutory-Basis
Statutory-Basis Financial Statement Schedules

PART C - OTHER INFORMATION

Item 26.                    Exhibits

(a)	Resolution of the Board of Directors of Western Reserve establishing the separate account (1)
(b)	Not Applicable
(c)	Distribution of Policies
(i)	Master Service and Distribution Compliance Agreement (2)
(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)
(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)
(iv)	Principal Underwriting Agreement (3)
(v)	First Amendment to Principal Underwriting Agreement (3)
(vi)	Second Amendment to Principal Underwriting Agreement (13)
(vii)	Third Amendment to Principal Underwriting Agreement (16)
                 (viii)Form of Amendment No. 2 And Novation To The Amended And Restated Principal Underwriting Agreement between Transamerica Capital Inc. and Western Reserve (20)
(d)	(i) (a)Specimen Flexible Premium Variable Life Insurance Policy (VL07) (8)
                          (b) Revised GPT Schedule Pages (VL07) (25)
                          (c) Revised CVAT Schedule Pages (VL07) (25)
(ii)	Inflation Fighter Rider (8)
(iii)	Primary Insured Rider Plus (8)
(iv)	Disability Waiver of Premium Rider (8)
(v)	Disability Waiver of Monthly Deductions Rider (8)
(vi)	Other Insured Rider (8)
(vii)	Accidental Death Benefit Rider (8)
                  (viii) Living Benefit Rider (an Accelerated Death Benefit) (6)
                   (ix)   Children’s Insurance Rider (7)
(e)	Application for Flexible Premium Variable Life Insurance Policy (13)
(f)	Depositor’s Certification of Incorporation and By-Laws
(i)	Second Amended Articles of Incorporation of Western Reserve (2)
(ii)	Certificate of First Amendment to the Second Amended Articles of Incorporation of Western Reserve (4)
(iii)	Amended Code of Regulations (By-Laws) of Western Reserve (1)
(g)	Reinsurance Agreements
                   (i)   Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (5)
(ii)	Reinsurance Treaty dated July 1, 2002 and Amendments Thereto (5)
(iii)	Reinsurance Treaty dated September 1, 2003 (15)
(h)	(i) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Western Reserve dated June 14, 1999 (9)
(ii)	Amendment No. 1 dated March 15, 2000 to Participation Agreement – Variable Insurance Products Fund (10)
(iii)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund (11)
(iv)	Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve dated September 1, 2003 (13)
(v) Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated February 21, 2001 and Amendments thereto (12)
(vi) Amendment No. 21 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated September 1, 2003 (13)
(vii) Amendment No. 22 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated December 1, 2003 (14)
(viii)	Amendment No. 23 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated May 1, 2004 (16)
(ix)	Amendment No. 24 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated October 22, 2004 (17)
(x)	Amendment No. 25 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated March 28, 2005 (18)
(xi)	Amendment No. 26 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated September 1, 2005 (18)
(xii)	Amendment No. 1 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 1, 2007 (22)

(xiii)	Amendment No. 2 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated August 30, 2007 (22)
(xiv) Participation Agreement Among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 6, 2006 (19)
(xv)	Amendment No. 3 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated February 28, 2008. (23)
(xvi)	Amendment No. 27 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated May 1, 2006 (21)
(xvii)	Amendment No. 28 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated May 1, 2007 (21)
(xviii)	Amendment No. 29 to Participation Agreement between Transamerica Series Trust (formerly, AEGON/Transamerica Series Trust) dated May 1, 2008. (23)
(xix)	Participation Agreement Among AllianceBernstein Variable Products Series Fund, Inc. and Western Reserve dated November 1, 2008 (26)
(xx)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated November 10, 2008 (26)

(xxi)	Amendment No. 33 to Participation Agreement between Transamerica Series Trust and Western Reserve dated May 1, 2009 (26)
(xxii)	Amendment to Participation Agreement Among AllianceBernstein Variable Products Series Fund, Inc. and Western Reserve dated May 1, 2009 (26)
(xxiii)
Amendment No. 1 Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2009 (26)

(i)	Not Applicable
(j)	Not Applicable
(k)	Opinion and Consent of Arthur D. Woods, Esq. as to the Legality of the Securities Being Registered (27)
(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered (27)
(m)	Sample Hypothetical Illustration (13)
(n)	Other Opinions:
(i)	Written Consent of Ernst & Young LLP (27)
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing issuance, transfer and redemption procedures (15)
(r)	Powers of Attorney (26)
              Eric J. Martin
              Brenda K. Clancy
Arthur C. Schneider
Charles T. Boswell
John R. Hunter
Tim L. Stonehocker
________________________________

(1)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.
(5)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.
(6)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated April 5, 2001 (File No. 333-58322) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-62397) and is incorporated herein by reference.
(8)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated August 6, 2003 (File No. 333-107705) and is incorporated herein by reference.
(9)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.
(10)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.
(11)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference
(12)	This exhibit was previously filed on the Initial Registration Statement to Form N-4 Registration Statement dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.
(13)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 9, 2003 (File No. 333-107705) and is incorporated herein by reference.
(14)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 14, 2004 (File No. 333-110315) and is incorporated herein by reference.
(15)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated February 14, 2004 (File No. 333-107705) and is incorporated herein by reference.
(16)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 16, 2004 (File No. 333-100993) and is incorporated herein by reference.
(17)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-6 Registration Statement dated February 28, 2005 (File No. 333-107705) and is incorporated herein by reference.
(18)	This exhibit was previously filed on the Initial Registration Statement on Form N-6 Registration Statement dated September 28, 2005 (File No. 333-128650) and is incorporated herein by reference.
(19)	This exhibit was previously filed on the Initial Registrations Statement to Form N-6 Registration Statement dated June 14, 2006 (File No. 333-135005) and is incorporated herein by reference.
(20)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated April 12, 2007 (File No. 333-135005) and is incorporated herein by reference.
(21)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration System dated June 28, 2007 and is incorporated herein by reference.
(22)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 16, 2007 (File 333-144117) and is incorporated herein by reference.
(23)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 11, 2008 (File No. 333-110315) and is incorporated herein by reference.
(24)	This exhibit was previously filed on Post-Effective Amendment No. 8 to Form N-6 Registration Statement dated April 16, 2008 (File No. 107705) and is incorporated herein by reference.
(25)	This exhibit was previously filed on Post-Effective Amendment No. 9 to Form N-6 Registration Statement dated July 1, 2008 (File No. 333-107705) and is incorporated herein by reference.
(26)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 27, 2009 (File No. 333-135005) and is incorporated herein by reference.
(27)	To be filed by amendment.

Item 27.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Tim L. Stonehocker	(1)	Chairman of the Board
Charles T. Boswell	(2)	Director and Chief Executive Officer
Brenda K. Clancy	(1)	Director and President
M. Craig Fowler	(3)	Vice President and Treasurer
Arthur C. Schneider	(1)	Director, Senior Vice President and Chief Tax Officer
John R. Hunter	(1)	Director and Chief Financial Officer
Eric J. Martin	(1)	Vice President and Corporate Controller
_________________________

(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
(2)	570 Carillon Parkway, St. Petersburg, Florida 33716
(3)	400 W. Market Street, Louisville, Kentucky 40202

Item 28.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
ADMS Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor
AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.
Authorized business:  Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON DMS Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (71.11%) ; Monumental Life Insurance Company (28.89%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.95% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, LLC.	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Company	Administrative and investment services
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
Ampac, Inc.	Texas	100% Commonwealth General Corporation	Managing general agent
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property
Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited
Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business
Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, LLC 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose
CGC Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency
Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company
Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer
Commonwealth General Corporation	Delaware	100% AEGON U.S. Holding Corporation	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
Edgewood IP, LLC	Iowa	100% Transamerica Life Insurance Company	Limited liability company
FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate
FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate
FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate
FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Financial Resources Insurance Agency of Texas	Texas	100% owned by Transamerica Financial Advisors, Inc.	Retail sale of securities products
First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Flashdance, LLC	New York	100% Transamerica Life Insurance Company	Broadway production
Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Investments
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments I, LLC	Delaware	100%Transamerica Life Insurance Company	Securities
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.--a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware
 Members: Garnet Community Investments, LLC (0.01%); Security Life of Denver, a non-affiliate of AEGON  (20.979%), ING USA Annuity and Life Insurance company, a non-affiliate of AEGON  (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (66.012%).
Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Gemini Investment, Inc.	Delaware	100% Transamerica Life Insurance Company	Investment subsidiary
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote - AEGON USA, LLC. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance
JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company
Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
ML Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping
Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda
Partners are:  Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON:  XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.
Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Company	Holding company
Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Company	Holding company
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

Quantitative Data Solutions, LLC	Delaware	100% Transamerica Life Insurance Company	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.959%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (41.4%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (48.2%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 NR, LLC	Delaware
Members are:  Transamerica Life Insurance Company (75.000%); Monumental Life Insurance Company (20.000%); Western Reserve Life Assurance Co. of Ohio (3.333%); Stonebridge Life Insurance Company (1.667%).  Manager:  AEGON USA Realty Advisors, Inc.
Real estate investments

Real Estate Alternatives Portfolio 5 RE, LLC	Delaware
Members are:  Transamerica Life Insurance Company (75.000%); Monumental Life Insurance Company (20.000%); Western Reserve Life Assurance Co. of Ohio (3.333%); Stonebridge Life Insurance Company (1.667%).  Manager:  AEGON USA Realty Advisors, Inc.
Real estate investments
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management
Retirement Project Oakmont	CA
General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner).  General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.
Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Separate Account Fund C	CA	100% Transamerica Life Insurance Company	Mutual Fund
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TBK Insurance Agency of Ohio, Inc.	Ohio	100% owned by Transamerica Financial Advisors, Inc.;	Variable insurance contract sales in state of Ohio

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at Transamerica Finance Corporation
The AEGON Trust Advisory Board: Patrick J. Baird, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company
To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corporation	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance
Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company
Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica Investment Management, LLC	Delaware	81.75% Transamerica Investment Services, Inc. as Original Member; 18.25% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corporation	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Asset Management, Inc.	Open-end mutual fund
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International B.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company
Transamerica Life Insurance Company	Iowa
676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation;  30,415 shares of Preferred Stock owned by AEGON USA, LLC
Insurance
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. - sole member
Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.

Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Life Insurance Company	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Unicom Administrative Services, Inc.	Pennsylvania	100% Commonwealth General Corporation	Provider of administrative services
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
USA Administration Services, Inc.	Kansas	100% Transamerica Life Insurance Company	Third party administrator
Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance
Westport Strategies, LLC	Delaware	AUSA Holding Company - sole Member
Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (74.0181%);  Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%).  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.

Item 29.                 Indemnification

Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons.  The following excerpts contain the substance of these provisions.
Ohio General Corporation Law

Section 1701.13  Authority of corporation.

(E)(1)                  A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)          A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:
(a)          Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

(b)          Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

(3)          To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)          Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

(a)          By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

(b)          If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

(c)          By the shareholders;

(d)          By the court of common pleas or the court in which such action, suit, or proceeding was brought.

Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)(a)  Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

(i)  Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

(ii)  Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

(b)          Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

(6)          The indemnification authorized by this section shall not be exclusive of, and shall be in addition to,  any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)          A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation,  domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.  Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

(8)          The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section.  Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or (7).

(9)          As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation,  domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

Second Amended Articles of Incorporation of Western Reserve

ARTICLE EIGHTH

EIGHTH:  (1)  The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)           The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

(3)           To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)           Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article.  Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought.  Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)           Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article.  If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation.  Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

(6)           The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)           The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

(8)           As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

(9)           The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation.  The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation.  To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above.  The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

Amended Code of Regulations of Western Reserve

ARTICLE V

Indemnification of Directors and Officers

Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

                                                                 Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.                    Principal Underwriter

(a)       Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA EE, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Separate Account VL A, Separate Account VUL-3 and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B.  These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E.  This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Merrill Lynch Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of ML Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)           Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
David W. Hopewell	(1)	Director
Lon J. Olejniczak	(1)	Chief Executive Officer and Director
Michael W. Brandsma	(2)	Director, President and Chief Financial Officer
Thomas A. Swank	(1)	Director
Blake S. Bostwick	(2)	Vice President and Chief Operations Officer
David R. Paulsen	(2)	Executive Vice President
Michael G. Petko	(2)	Executive Vice President
Anne M. Spaes	(3)	Executive Vice President
Courtney John	(2)	Chief Compliance Officer and Vice President
Frank A. Camp	(1)	Secretary
Amy Angle	(3)	Assistant Vice President
Elizabeth Belanger	(6)	Assistant Vice President
John W. Fischer	(4)	Assistant Vice President
Clifton W. Flenniken, III	(5)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Karen D. Heburn	(4)	Vice President
Wesley J. Hodgson	(2)	Vice President
Kyle A. Keelan	(4)	Assistant Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Brenda L. Smith	(4)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Arthur D. Woods	(4)	Assistant Vice President
Tamara D. Barkdoll	(2)	Assistant Secretary
Erin K. Burke	(1)	Assistant Secretary
Blake S. Bostwick	(2)	Chief Operations Officer

(1)     4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(2)     4600 S Syracuse St, Suite 1100, Denver, CO  80237-2719
(3)     400 West Market Street, Louisville, KY  40202
(4)     570 Carillon Parkway, St. Petersburg, FL  33716
(5)     1111 North Charles Street, Baltimore, MD  21201
(6)  4 Manhattanville  Road, Purchase, NY 10577

(c)       Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Events Occasioning the Deduction of A Deferred Sales Load	Brokerage Commissions	Other Compensation
Transamerica Capital, Inc.		$0	$47,040,038	0

* TCI passes through any commissions paid to it to the selling firms and does not retain any portion of such payments.

Item 31.                  Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve at
570 Carillon Parkway, St. Petersburg, Florida 33716, 4800 140th Avenue North, Clearwater, Florida 33762 or 12855 Starkey Road, Largo, Florida 33773.

Item 32.                  Management Services

Not Applicable

Item 33.                  Fee Representation

Western Reserve hereby represents that the fees and charges deducted under the WRL Xcelerator are in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida on the 17th day of February, 2010.

WRL SERIES LIFE ACCOUNT
(Registrant)

By: /s/ Tim L. Stonehocker
                                                                                                                         Tim L. Stonehocker*/Chairman of the Board of Western Reserve Life Assurance Co. of Ohio

WESTERN RESERVE LIFE ASSURANCE
CO. OF OHIO
(Depositor)

By: /s/ Tim L. Stonehocker
Tim L. Stonehocker*/Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature                                                                  Title                                                                            Date

/s/ Tim L. Stonehocker                                       Chairman of the Board                                           February 17, 2010
Tim L. Stonehocker */

/s/ Charles T. Boswell                                       Director and Chief Executive Officer                     February 17, 2010
Charles T. Boswell */

/s/ Brenda Clancy                                               Director and President                                            February 17, 2010
Brenda K. Clancy */

/s/ Eric J. Martin                                                  Vice President and Treasurer                                 February 17, 2010
Eric J. Martin*/

/s/ John R. Hunter                                               Director and Chief Financial                                  February 17, 2010
John R. Hunter */ Officer

/s/ Arthur C. Schneider                                      Director, Senior Vice President and                     February 17, 2010
Arthur C. Schneider */ Chief Tax Officer

*/   /s/ Arthur D. Woods
     Signed by Arthur D. Woods, Esq.
     As Attorney in Fact pursuant to Powers of Attorney filed herewith

Exhibit Index

All exhibits will be filed by amendment.